Exhibit 10.4

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

RESEARCH COLLABORATION AND EXCLUSIVE LICENSE AGREEMENT

by and between

MERCK SHARP & DOHME CORP.

and

ABLYNX N.V.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.3	Ablynx Know-How	42

4.4	Publication	42

4.5	Publicity/Use of Names	43

4.6	Remedies	44

4.7	Redacted Version of Agreement	44

ARTICLE 5	PAYMENTS; ROYALTIES AND REPORTS	45

5.1	Upfront Payment	45

5.2	Additional payments for a Target Substitution or Target Addition	45

5.3	FTE Funding under the Research Program	45

5.4	Invoicing and payments for FTE Funding	46

5.5	Milestone Payments	46

5.6	Royalties	48

5.7	Reports; Payment of Royalty	49

5.8	Audits	50

5.9	Exchange Rate	51

5.10	Income Tax Withholding	51

5.11	VAT	51

5.12	Ablynx Third Party Licenses	51

ARTICLE 6	REPRESENTATIONS AND WARRANTIES	51

6.1	Representations and Warranties of Each Party	51

6.2	Additional Ablynx Representations and Warranties	52

6.3	Ablynx Covenants	58

6.4	Disclaimer	59

ARTICLE 7	IP OWNERSHIP, PATENT PROVISIONS	59

7.1	Ownership of Program Know-How	59

7.2	Filing, Prosecution and Maintenance of Patents for Program Know-How	62

7.3	Prosecution of Ablynx Background Patent Rights and Merck Background Patent Rights	64

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.4	Interference, Opposition, Invalidation, Reexamination, Reissue Proceeding, Post-Grant Review, Inter Partes Review, Derivation Proceeding and Other Similar Administrative Proceedings and Administrative Appeals thereof	64

7.5	Enforcement	66

7.6	Patent Term Extensions	68

ARTICLE 8	TERM AND TERMINATION	68

8.1	Term And Expiration	68

8.2	Earlier Termination of Agreement in Whole or in Part	68

8.3	Termination of Agreement (in whole or in part) by Merck for convenience	69

8.4	Termination of Agreement (in whole or in part) by mutual consent	69

8.5	Termination of Agreement for Cause (in whole or in part)	70

8.6	Consequences of Termination for Cause by Merck	70

8.7	Consequences of Termination by Merck for Convenience or Termination by Ablynx for Cause	70

8.8	Consequences of Termination for Insolvency	82

8.9	Other consequences of termination	82

8.10	Survival	83

ARTICLE 9	INDEMNIFICATION; LIMITATION ON LIABILITY	83

9.1	Indemnification by Merck	83

9.2	Indemnification by Ablynx	83

9.3	Procedure	83

9.4	Limitation of Liability	84

9.5	Insurance	84

ARTICLE 10	MISCELLANEOUS	85

10.1	Force Majeure	85

10.2	Assignment/Change of Control	85

10.3	Severability	85

10.4	Notices	85

10.5	Applicable Law	86

10.6	Dispute Resolution	86

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.7	Entire Agreement; Amendments	87

10.8	Headings	87

10.9	Independent Contractors	88

10.10	Waiver	88

10.11	Cumulative Remedies	88

10.12	Waiver of Rule of Construction	88

10.13	Certain Conventions	88

10.14	Business Day Requirements	88

10.15	Counterparts	88

10.16	Further Actions	89

10.17	No Third Party Rights	89

10.18	Expenses	89

10.19	Extension to Affiliates	89

List of Schedules:

Schedule 1.3 – Ablynx Background Patent Rights

Schedule 1.71 – PD1 Target Combinations under Work Plan 2

Schedule 1.92 – Selected Multispecific Target Combinations

Schedule 1.103 – Work Plan 1

Schedule 1.104 – Work Plan 2

Schedule 1.105 – Work Plan 3

Schedule 2.7.1 – Certain Ablynx Background Know-How

Schedule 2.7.2 – CMC Package

Schedule 4.5 – Form of Ablynx Press Release

Schedule 5.9 – Ablynx Bank Account / Wiring Instructions

Schedule 8.7.3 – Certain Merck Background Know-How

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

RESEARCH COLLABORATION AND EXCLUSIVE LICENSE AGREEMENT

THIS RESEARCH COLLABORATION AND EXCLUSIVE LICENSE AGREEMENT (this “Agreement”), effective as of January 31, 2014 (the “Effective Date”), is made by and between MERCK SHARP & DOHME CORP., a corporation organized and existing under the laws of New Jersey (“Merck”) and ABLYNX N.V., a limited liability company organized and existing under the laws of Belgium (“Ablynx”) registered with the legal entities register under number BE 0475295446 (district of Ghent) and whose registered office is situated at Technologiepark 21, 9052 Zwijnaarde, Belgium.

RECITALS:

WHEREAS, Merck and Ablynx desire to enter into a research collaboration to research and develop certain Nanobodies (as hereinafter defined) and for Merck to have the right to Research (as hereinafter defined), Develop (as hereinafter defined) and Commercialize (as hereinafter defined) Compounds (as hereinafter defined) consisting of (or derived from) such Nanobodies, as well as Products (as hereinafter defined) containing such Compounds, on the terms and conditions set forth herein; and

WHEREAS, in connection with such activities, Merck desires to obtain, and Ablynx desires to grant to Merck, a license under the Ablynx Patent Rights (as hereinafter defined) and Ablynx Know-How (as hereinafter defined), upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Merck and Ablynx hereby agree as follows:

ARTICLE 1

DEFINITIONS.

Unless specifically set forth to the contrary herein, the following terms shall have the respective meanings set forth below.

1.1	“Ablynx Background Know-How” means any Know-How Controlled by Ablynx or any of its Affiliates as of the Effective Date or at any time during the Term that is necessary, useful or related to (i) a Nanobody, Compound and/or Product, or the research, identification, generation, formatting, testing, expression, development, manufacture, production, formulation, administration, commercialization, use or sale thereof, (ii) any Selected Target, and/or (iii) the performance of the Research Program. Notwithstanding the foregoing, “Ablynx Background Know-How” shall exclude Program Know-How. For clarity, Ablynx’s obligations to transfer Ablynx Background Know-How to Merck shall be as set forth in Section 2.7.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.2	“Ablynx Background Know-How Improvement” means any Program Know-How that is an improvement, modification, alteration or enhancement of any Ablynx Background Know-How. Notwithstanding the foregoing, “Ablynx Background Know-How Improvements” shall exclude (i) Program Specific Deliverables, (ii) Program Specific Results and (iii) Merck Background Know-How Improvements.

1.3	“Ablynx Background Patent Rights” means any Patent Rights which are Controlled by Ablynx or any of its Affiliates as of the Effective Date or at any time during the Term and which (i) claim or cover any Program Nanobody, or the research, identification, generation, formatting, testing, expression, development, manufacture, production, formulation, administration, commercialization, use or sale thereof, or (ii) claim or cover Ablynx Background Know-How; provided that “Ablynx Background Patent Rights” shall exclude Program Patent Rights. The Ablynx Background Patent Rights shall include the Patent Rights identified on Schedule 1.3, which schedule shall be updated on a regular basis by Ablynx during the Term by written notice to Merck (provided that such updates shall be subject to the written approval of Merck). For clarity, it is expressly acknowledged and agreed that the Ablynx Background Patent Rights shall only include those Patent Rights Controlled by Ablynx that would, but for the license granted to Merck in Section 3.1, be infringed by the Research, Development or Commercialization of the relevant Program Nanobody, Compound or Product by or on behalf of Merck or a Related Party as contemplated by this Agreement, which Ablynx Background Patent Rights are licensed on a Per-Target-Basis.

1.4	“Ablynx Know-How” means (i) all Ablynx Background Know-How and Ablynx Background Know-How Improvements, (ii) all Ablynx Miscellaneous Know-How and (iii) all other Program Know-How Controlled by Ablynx or any of its Affiliates at any time during the Term (including Ablynx’s (and its Affiliates’) rights in any Program Know-How jointly owned or Controlled with Merck).

1.5	“Ablynx Patent Rights” means (i) all Ablynx Background Patent Rights and (ii) all Program Patent Rights Controlled by Ablynx or any of its Affiliates at any time during the Term (including Ablynx’s (and its Affiliates’) rights in any Joint Miscellaneous Patent Rights).

1.6	“Ablynx Third Party License Agreement” means […***…].

1.7	“Act” means, as applicable, the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C. §§ 301 et seq., and/or the Public Health Research Act, 42 U.S.C. §§ 262 et seq., in each case, as such may be amended from time to time, and also, in the case of Ablynx, the corresponding regulations applicable to an entity within the European Union, as applicable.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.8	“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person. A Person shall be deemed to control another Person if such Person possesses the power to direct or cause the direction of the management, business and policies of such Person, whether through the ownership of fifty percent (50%) or more of the voting securities of such Person, by contract or otherwise.

1.9	“Applicable Laws” means any and all applicable laws of any jurisdiction which are applicable to any of the Parties or their respective Affiliates in carrying out activities hereunder or to which any of the Parties or their respective Affiliates in carrying out the activities hereunder is subject, and shall include all statutes, enactments, acts of legislature, laws, ordinances, rules, regulations, notifications, guidelines, policies, directions, directives and orders of any statutory authority, tribunal, board, or court or any central or state government or local authority or other governmental entity in such jurisdictions, including the Act and GLPs.

1.10	“Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31; provided, however, that (i) the first Calendar Quarter of this Agreement shall commence on the Effective Date and end at the end of the Calendar Quarter in which the Effective Date occurs and (ii) the last Calendar Quarter of this Agreement shall commence at the commencement of such Calendar Quarter and end on the date of expiration or termination of this Agreement.

1.11	“Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31; provided, however, that (i) the first Calendar Year of this Agreement shall commence on the Effective Date and end on December 31 of the same year and (ii) the last Calendar Year of this Agreement shall commence on January 1 of the Calendar Year in which this Agreement terminates or expires and end on the date of expiration or termination of this Agreement.

1.12	“[…***…] Program Nanobody” means (i) a Monospecific Nanobody that is raised or generated against the Target […***…] in the performance of the […***…] Research Program, and any subsequent modifications or derivatives thereof during the […***…] Research Program. For clarity, Multispecific Nanobodies directed against […***…] and at least one other therapeutic target shall not be […***…] Program Nanobodies.

1.13	“[…***…] Program Compound” means a Compound that comprises a […***…] Program Nanobody.

1.14	“[…***…] Research Program” means the research activities to be undertaken by the Parties designed to, among other things, Discover Monospecific Nanobodies directed against the Target […***…], as more particularly described in Work Plan 1.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.15	“[…***…] Research Program Term” means the duration of the […***…] Research Program, as described more fully in Section 2.9.1, including all extensions thereof in accordance with Section 2.9.1.

1.16	“Clinical Trial” means a Phase I Clinical Trial, Phase II Clinical Trial, Phase III Clinical Trial, and/or post-regulatory approval clinical trial or study.

1.17	“Combination Product” means a Product which includes one or more active ingredients other than a Compound in combination with a Compound. All references to Product in this Agreement shall be deemed to include Combination Product.

1.18	“Commercialization” means all activities related to the promotion, marketing, distribution, using, importing, exporting, offering for sale, selling and having sold of a Program Nanobody, Compound and/or Product. “Commercialize” means to engage in Commercialization. Also, with respect to the rights retained by Ablynx in Sections 2.12.2, 2.12.5 and 2.12.7, and with respect to the licenses granted to Ablynx under Section 3.2.2, the terms “commercialization” and “commercialize” shall be interpreted as having essentially the same meaning as the terms “Commercialization” or “Commercialize” (except that the terms “commercialization” and “commercialize” as used in these Section do not relate to activities in respect of Program Nanobodies, Compounds or Products).

1.19	“Commercially Reasonable Efforts” means, with respect to the efforts to be expended by a Party with respect to any objective, the reasonable, diligent, good faith, efforts to accomplish such objective as such Party would normally use to accomplish a similar objective under similar circumstances. It is understood and agreed that with respect to the Research, Development and Commercialization of Product (or Compound or Nanobody, as applicable) by either Party, such efforts shall be substantially equivalent to those efforts and resources commonly used by such Party for pharmaceutical or biological products, as applicable, owned by it or to which it has rights, which product is at a similar stage in its development or product life and is of similar market potential taking into account efficacy, safety, approved labeling, the competitiveness of alternative products in the marketplace, the patent and other proprietary position of the product, the likelihood of receipt of Marketing Authorization given the Regulatory Authority involved, the profitability and commercial potential of the product to the applicable Party (including the amounts payable to licensors of patent or other intellectual property rights), alternative products, legal issues and other relevant factors. Commercially Reasonable Efforts shall be determined on a market-by-market and indication-by-indication basis for a particular Product (or Compound or Nanobody, as applicable), and it is anticipated that the level of effort will be different for different markets, and will change over time, reflecting changes in the status of the Product and the market(s) and indication(s) involved.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.20	“Commercially Relevant” means any activities, other than activities that are conducted by research institutions solely for non-commercial research purposes and that are not related to a Selected Target.

1.21	“Committee” means the joint research committee established to facilitate the Research Program as more fully described in Section 0.

1.22	“Competing Product” means […***…].

1.23	“Compound” means any […***…] that is comprised of one or more Program Nanobodies or is derived from one or more Program Nanobodies (e.g., contains at least one complementarity determining region (“CDR”) from one or more Program Nanobodies) whether during or after the Research Program and specifically binds to the relevant Selected Target.

1.24	“Confidential Information” means any and all Know-How and any other proprietary and/or confidential information and data, including all scientific, pre-clinical, clinical, regulatory, manufacturing, marketing, financial and commercial information or data, whether communicated in writing or orally or by any other method, which is provided by or on behalf of one Party to the other Party in connection with this Agreement.

1.25	“Control”, “Controls” or “Controlled by” means with respect to any Patent Rights, Know-How or other intellectual property assets or rights, as applicable, the ownership or license (other than pursuant to a license under this Agreement); or the ability of a Party to grant access to, or a license or sublicense of, such item or right as provided for herein, in each case without violating the terms of, or exceeding the rights or licenses granted under, any agreement or other arrangement with any Third Party existing at the time such Party would be required hereunder to grant the other Party such access or license or sublicense. For the avoidance of doubt, it is acknowledged and agreed that the following Patent Rights, Know-How or other intellectual property assets or rights of Ablynx are not deemed to be Controlled by Ablynx for the purposes of this Agreement: (i) any Patent Rights that, at the Effective Date or at any time during the Term of this Agreement, are co-owned by Ablynx and any Third Party Partner of Ablynx; (ii) any Know-How that prior to the Effective Date, on the Effective Date or at any time during the Term of this Agreement is transferred to Ablynx or otherwise made available to Ablynx by a Third Party Partner of Ablynx; (iii) any Know-How that prior to the Effective Date has been generated or otherwise arisen out of any collaboration or partnership of Ablynx with a Third Party Partner of Ablynx; (iv) any Know-How that during the Term of this Agreement is generated or otherwise arises out of any collaboration or partnership of Ablynx with a Third Party Partner of Ablynx; (v) any confidential information of a Third Party Partner of Ablynx that prior to the Effective Date, on the Effective Date or at any time during the Term of this Agreement is disclosed to Ablynx or that Ablynx becomes aware of in any other manner, in each case (i through v, above) to the extent that disclosure or license by Ablynx of such Patent Rights, Know-How or other confidential information is prohibited by an agreement with such Third Party.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.26	“Delivery System” means any system, device or technology that improves, enables or constitutes the delivery of a Compound or Product to a patient.

1.27	“Development” means all activities related to the Clinical Trials, preparation of regulatory documents and submissions required to obtain Marketing Authorization (including Chemistry, Manufacturing and Controls (CMC) activities and documentation) and/or making and having made, of a Program Nanobody, Compound and/or Product. “Develop” means to engage in Development. Also, with respect to the rights retained by Ablynx in Sections 2.12.2, 2.12.5 and 2.12.7, and with respect to the licenses granted to Ablynx under Section 3.2.2, the terms “develop” and “development” shall be interpreted as having essentially the same meaning as the terms “Develop” or “Development” (except that the terms “development” and “develop” as used in these Sections do not relate to activities in respect of Program Nanobodies, Compounds or Products).

1.28	“Discover” or “Discovery” means with respect to a given Nanobody, that such Nanobody was identified, made, developed, created, derived, discovered, characterized, selected, raised against or generated against, or otherwise optimized in the performance of a Research Program. Also, with respect to the rights retained by Ablynx in Sections 2.12.2, 2.12.5 and 2.12.7, and with respect to the licenses granted to Ablynx under Section 3.2.2, the terms “discover” and “discovery” shall be interpreted as having essentially the same meaning as the terms “Discover” or “Discovery” (except that in the terms “discover” or “discovery” as used in these Section do not relate to Nanobodies identified, made, developed, created, derived, discovered, characterized, selected or otherwise optimized in the performance of a Research Program).

1.29	“Distributor” means an independent, unaffiliated entity or agent that buys products (or product lines), warehouses such products (or product lines) and resells such products (or product lines) to retailers or directly to the end users or customers. For clarity, a sublicensee of Merck or its Affiliates hereunder shall not be considered a Distributor.

1.30	“Dollars” or “$” means the lawful currency of the United States.

1.31	“Euros” or “€” means the lawful currency of the member states of the European Union that adopt the single currency in accordance with the relevant European Union treaties.

1.32	“Field” means the use of Program Nanobody(ies), Compound(s) and/or Product(s) […***…].

1.33	“First Commercial Sale” means, with respect to a given Product in a given country in the Territory, the first commercial disposition for value of such Product in such country to a Third Party on arm’s length terms by Merck (or its Related Party) for end use of such Product in the Field in such country (following, in all cases, receipt of Marketing Authorization for such Product in such country). […***…].

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.34	“Full Time Equivalent” or “FTE” means the equivalent of a full-time scientist’s work time over a Calendar Year […***…], conducting activities under the Research Program in accordance with the Work Plan and this Agreement. Any individual who devotes less […***…] shall be treated as an FTE on a pro-rata basis […***…] on conducting activities under the Research Program divided by […***…] hours. No individual may be charged at greater than one (1) FTE in a given Calendar Year. Subject to the foregoing, it is understood and agreed that Ablynx may decide, at its sole discretion but in good faith consultation with Merck, the total number of individuals (i.e., Ablynx employees) that Ablynx will engage in each Research Program in order to provide the total number of FTEs that Ablynx has agreed to provide under this Agreement or in any Work Plan.

1.35	“FTE Rate” means […***…].

1.36	“Functionalising Technologies” shall mean, with respect to a Monospecific Nanobody, […***…].

1.37	“GLP” or “Good Laboratory Practice” means the applicable then-current standards for laboratory activities for pharmaceuticals or biologicals, as applicable, as set forth in the Act and any regulations or guidance documents promulgated thereunder, as amended from time to time, together with any similar standards of good laboratory practice as are required by any Regulatory Authority in the Territory, as applicable.

1.38	[…***…].

1.39	“Immuno-oncology Target” means a molecular target on a cell whose engagement has the effect of modulating, inducing, enhancing, or suppressing an immune response for the purpose of preventing or treating cancer.

1.40	“IND” means an Investigational New Drug application, Clinical Study Application, Clinical Trial Exemption, or similar application or submission for approval to conduct human clinical investigations filed with or submitted to a Regulatory Authority in conformance with the requirements of such Regulatory Authority.

1.41	“IND Enabling Study” means an acute in vivo toxicology study, safety pharmacology study or sub-chronic (greater than one week) toxicology study, in each case in species that satisfy applicable regulatory requirements, using applicable GLPs, and meet the standard necessary for submission as part of an IND filing with the applicable Regulatory Authority, […***…].

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.42	“Indication” means a separate and distinct disease or medical condition in humans or animals which a Product that is in Clinical Trials is intended to treat, prevent and/or diagnose, or for which a Product has received Marketing Authorization (as indicated on the approved labeling for such Product), as applicable.

1.43	“Initiates” or “Initiated” or “Initiation” means, (i) with respect to a Clinical Trial, the administration of the first dose to a properly enrolled patient in such Clinical Trial or (ii) with respect to a pre-clinical study, the administration of the first dose to an animal in such pre-clinical study, as applicable.

1.44	“Insolvency Event” means any one of the following:

(a)	a resolution shall have been passed by that Party’s directors to seek a winding up or administration order, or a petition for a winding up or administration order shall have been presented against that Party, or such an order shall have been made;

(b)	a receiver, administrative receiver, receiver and manager, interim receiver, custodian, sequestrator or similar officer is appointed in respect of that Party or over a substantial part of its assets or any Third Party takes steps to appoint such an officer in respect of that Party or an encumbrancer takes steps to enforce or enforces its security;

(c)	a step or event shall have been taken or arisen which is similar or analogous to any of the steps or events listed in Sections (a) through (b);

(d)	that Party makes any general assignment, composition or arrangement with or for the benefit of all or some of that Party’s creditors or makes or suspends or threatens to suspend making payments to all or some of that Party’s creditors or the Party submits to any type of voluntary arrangement; or

(e)	where (i) that Party is resident in Belgium or the European Union, as the case may be, it is deemed, by a court of competent jurisdiction, to be unable to pay its debts generally within the meaning of Applicable Laws or (ii) where that Party is resident in the United States, it is deemed, by a court of competent jurisdiction, to be unable to pay its debts generally within the meaning of the United States Bankruptcy Code.

1.45	“Joint Miscellaneous Patent Rights” has the meaning set forth in Section 7.2.1.

1.46	“Joint Miscellaneous Know-How” has the meaning set forth in Section 7.1.1.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.47	“Know-How” means any and all proprietary information, data, materials, results, inventions, improvements, protocols, formulas, processes, methods, compositions of matter (including Nanobodies and Compounds), articles of manufacture, formulations, discoveries, findings, know-how and trade secrets of any kind, including scientific, preclinical, clinical, regulatory, manufacturing, marketing, financial and commercial information or data; sequence information; vectors and host cells that include DNA; whether patentable or not.

1.48	“Marketing Authorization” means, on a country-by-country and Product-by-Product basis, all approvals from the relevant Regulatory Authority necessary to market and sell said Product in said country in the Territory (including all applicable pricing and governmental reimbursement approvals even if not legally required to sell said Product in said country).

1.49	“Merck Background Know-How” means any Know-How Controlled by Merck or any of its Affiliates as of the Effective Date or at any time during the Term that (i) is necessary, useful or related to the performance of the Research Programs and (ii) Merck chooses to make available to Ablynx or is required to make available to Ablynx pursuant to Section 2.7.4, for the performance of activities under the Research Programs. Notwithstanding the foregoing, “Merck Background Know-How” shall exclude Program Know-How.

1.50	“Merck Background Know-How Improvement” means any Program Know-How that is an improvement, modification, alteration or enhancement of any Merck Background Know-How. Notwithstanding the foregoing, “Merck Background Know-How Improvements” shall exclude (i) Program Specific Deliverables, (ii) Program Specific Results and (iii) Ablynx Background Know-How Improvements.

1.51	“Merck Background Patent Rights” means any Patent Rights which are Controlled by Merck or any of its Affiliates as of the Effective Date or at any time during the Term and which claim or cover Merck Background Know-How; provided that “Merck Background Patent Rights” shall exclude Program Patent Rights.

1.52	“Merck Know-How” means (i) all Merck Background Know-How and Merck Background Know-How Improvements, (ii) all Merck Miscellaneous Know-How and (iii) all other Program Know-How Controlled by Merck or any of its Affiliates at any time during the Term (including Merck’s (and its Affiliates’) rights in any Program Know-How jointly owned or Controlled with Ablynx).

1.53	“Merck Patent Rights” means (i) all Merck Background Patent Rights and (ii) all Program Patent Rights Controlled by Merck or any of its Affiliates at any time during the Term (including Merck’s (and its Affiliates’) rights in any Joint Miscellaneous Patent Rights).

1.54	“Merck Proprietary Molecule” means […***…].

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.55	“Miscellaneous Invention” means any and all Program Know-How other than (i) Ablynx Background Know-How Improvements, (ii) Merck Background Know-How Improvements, (iii) Program Specific Deliverables and (iv) Program Specific Results.

1.56	“Monospecific Nanobody” means a protein or protein construct comprising at least one Nanobody, which protein or protein construct is directed against a single Immuno-oncology Target. For clarity, for determining the number of Targets that such a protein or protein construct is directed towards, any Nanobodies that are present in said protein or protein construct as Functionalizing Technologies will be disregarded.

1.57	“Multispecific Nanobody” means a protein or protein construct comprising one or more Nanobodies, which protein construct is directed against two or more different Immuno-oncology Targets. For clarity, for determining the number of Targets that such a protein or protein construct is directed towards, any Nanobodies that are present in said protein or protein construct as Functionalizing Technologies will be disregarded.

1.58	“Multispecific Program Nanobody” means a Multispecific Nanobody that is Discovered against a Selected Multispecific Target Combination in the performance of the Multispecific Research Program, and any subsequent modifications or derivatives thereof during the Multispecific Research Program.

1.59	“Multispecific Program Compound” means a Compound that comprises a Multispecific Program Nanobody.

1.60	“Multispecific Research Program” means the research activities to be undertaken by the Parties designed to, among other things, Discover Multispecific Nanobodies directed against the Selected Multispecific Target Combinations, as more particularly described in Work Plan 3.

1.61	“Multispecific Research Program Term” means the duration of the Multispecific Research Program, as described more fully in Section 2.9.3, including all extensions thereof in accordance with Section 2.9.3.

1.62	“Nanobody” means […***…].

1.63	“NDA” means a New Drug Application, Biologics License Application, Worldwide Marketing Application, Marketing Application Authorization, filing pursuant to Section 510(k) of the Act, or similar application or submission for Marketing Authorization of a Product filed with a Regulatory Authority to obtain marketing approval for a biological, pharmaceutical or diagnostic product in a country or in a group of countries.

1.64	“Net Sales” means […***…].

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.65	“Party” means Merck or Ablynx, individually, and “Parties” means Merck and Ablynx, collectively (and their respective assignees or successors-in-law under Section 10.2).

1.66	“Patent Rights” means (i) patents and patent applications in the Territory (which for the purposes of this Agreement shall be deemed to include certificates of invention and applications for certificates of invention), including provisionals, applications filed under the patent cooperation treaty (PCT) and national phase applications, and (ii) divisionals, continuations, continuations-in-part, reissues, renewals, substitutions, registrations, re-examinations, revalidations, extensions, supplementary protection certificates, pediatric exclusivity periods and the like of any such patents and patent applications, and (iii) any and all foreign equivalents of the foregoing in the Territory.

1.67	“PD1 Program Nanobody” means (i) a Monospecific Nanobody that is raised or generated against the Target […***…] in the performance of the PD1 Research Program, and any subsequent modifications or derivatives thereof during the PD1 Research Program; and (ii) a Multispecific Nanobody that is Discovered against a […***…] Target Combination in the performance of the PD1 Research Program, and any subsequent modifications or derivatives thereof during the PD1 Research Program.

1.68	“PD1 Program Compound” means a Compound that comprises a PD1 Program Nanobody.

1.69	“PD1 Research Program” means the research activities to be undertaken by the Parties designed to, among other things, Discover both (i) Monospecific Nanobodies directed against the Target […***…]; and (ii) Multispecific Nanobodies directed against one or more […***…] Target Combinations; as more particularly described in Work Plan 2.

1.70	“PD1 Research Program Term” means the duration of the PD1 Research Program, as described more fully in Section 2.9.2, including all extensions thereof in accordance with Section 2.9.2.

1.71	“[…***…] Target Combination” means any combination of two or more Immuno-oncology Targets at least one of which is the Target […***…], provided that the term “[…***…] Target Combination” shall not include the Reserved […***…] Target Combination. The […***…] Target Combinations that are the subject of activities under Work Plan 2 as of the Effective Date are listed in Schedule 1.71. Section 2.5 shall apply.

1.72	“Per-Target-Basis” means: (i) when applied to individual Targets, to Research Programs directed to individual Targets, to Monospecific Nanobodies, to Compounds that are a Monospecific Nanobody, and to Products that comprise a Compound that is a Monovalent Nanobody: on a Target-by-Target basis; and (ii) when applied to Target Combinations, to Research Programs directed to Target Combinations, to Multispecific Nanobodies, to Compounds that are a Multispecific Nanobody, and to Products that comprise a Compound that is a Multispecific Nanobody: on a Target Combination-by-Target Combination basis.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.73	“Person” means any individual, partnership, joint venture, limited liability company, corporation, firm, trust, association, unincorporated organization, governmental authority or agency, or any other entity not specifically listed herein.

1.74	“Phase I Clinical Trial” means a human clinical trial in any country that would satisfy the requirements of 21 CFR 312.21(a).

1.75	“Phase II Clinical Trial” means a human clinical trial in any country that would satisfy the requirements of 21 CFR 312.21(b).

1.76	“Phase III Clinical Trial” means a human clinical trial in any country that would satisfy the requirements of 21 CFR 312.21(c).

1.77	“Primary Country” means each of the following countries: […***…] and […***…], as applicable.

1.78	“Product(s)” means any pharmaceutical or biological composition or preparation (in any and all dosage forms) in final form containing a Compound, including any Combination Product. For clarity, different formulations or dosage strengths of a given Product shall be considered the same Product for purposes of this Agreement. Also, where a given Product is marketed for multiple Indications, it shall still be considered one and the same Product for the purposes of this Agreement. […***…].

1.79	“Program Know-How” means any Know-How conceived, discovered and/or reduced to practice (in each case, as would be necessary to establish inventorship under United States patent law (regardless of where the applicable activities occurred)) by or on behalf of either Party (or both Parties) in performing any of the Research Programs, whether patentable or not. Program Know-How shall fall into one of the following categories: (i) Ablynx Background Know-How Improvements, (ii) Merck Background Know-How Improvements, (iii) Program Specific Results, including Program Specific Deliverables, or (iv) Miscellaneous Inventions. For clarity, “Program Know-How” shall exclude Patent Rights.

1.80	“Program Nanobody” individually and collectively means (i) the […***…] Program Nanobodies; and (ii) the PD1 Program Nanobodies; and (iii) the Multispecific Program Nanobodies. For the avoidance of doubt, any […***…] Program Nanobodies, the PD1 Program Nanobodies and/or the Multispecific Program Nanobodies, respectively, that at any time become Program Nanobodies will be and remain Program Nanobodies for as long as they are and remain […***…] Program Nanobodies, the PD1 Program Nanobodies and/or the Multispecific Program Nanobodies, respectively, under the further terms and conditions of this Agreement.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.81	“Program Patent Rights” means all Patent Rights that claim or cover patentable Program Know-How, including any Program-Specific Patent Rights.

1.82	“Program Specific Deliverables” means any Program Specific Result that is identified as a “deliverable” in the relevant Work Plan. Such deliverables may include (i) tangible materials, such as Nanobodies, Nanobody-derived constructs, Compounds, transformed cells, DNA constructs and similar materials, as contemplated under the relevant Work Plan, as well as (ii) reports, data and other information and documents, as contemplated under the relevant Work Plan.

1.83	“Program Specific Results” means any Program Know-How that is either (i) any and all data or other results generated in the performance of the Research Program or (ii) inventions, improvements or further developments made in the performance of the Research Program that are, or relate to, (x) a Selected Target or (y) a Program Nanobody or Compound (if any) (including sequences, compositions, formulations, methods of using a Program Nanobody or Compound, methods of making a Program Nanobody or Compound, vectors and host cells that include the applicable DNA). Notwithstanding the foregoing, “Program Specific Results” shall exclude Merck Background Know-How Improvements or Ablynx Background Know-How Improvements.

1.84	“Prohibited Target” means a Target or Target Combination for which Ablynx, […***…].

1.85	“Prosecute” means in relation to any Patent Rights, (i) to prepare and file patent applications, and represent applicant(s) or assignee(s) before relevant patent offices or other relevant authorities in connection therewith, (ii) to secure the grant of any Patent Rights arising from such patent application, (iii) to maintain in force any issued Patent Right (including through payment of any relevant maintenance fees), and (iv) to make all decisions with regard to any of the foregoing activities. “Prosecution” has a corresponding meaning.

1.86	“Regulatory Authority” means any applicable government regulatory authority involved in granting approvals for the manufacturing, marketing, reimbursement and/or pricing of a Product in the Territory, including, in the United States, the United States Food and Drug Administration and any successor governmental authority having substantially the same function.

1.87	“Related Party” means each of Merck, its Affiliates, and their respective sublicensees hereunder (which term does not include Distributors unless such Distributors are also sublicensees of Merck or its Affiliate hereunder), as applicable.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.88	“Research” means all activities related to the research, identification, generation, formatting, screening, testing (including in vitro and animal models, but not in human subjects), stability testing, toxicology and formulation of Program Nanobodies and Compounds, including expression and production of Program Nanobodies and Compounds for these purposes. When used as a verb, “Research” shall mean to engage in the foregoing activities. Also, with respect to the rights retained by Ablynx in Sections 2.12.2, 2.12.5 and 2.12.7, and with respect to the licenses granted to Ablynx under Section 3.2.2, the term “research” (also when used as a verb) shall be interpreted as having essentially the same meaning as the term “Research” (except that the term “research” as used in these Sections do not relate to activities in respect of Program Nanobodies or Compounds).

1.89	“Research Program(s)” means (collectively and individually) the […***…] Research Program, the PD1 Research Program and the Multispecific Research Program.

1.90	“Research Program Term” means the period of time starting on the Effective Date and ending on the date that the last of the following terms expires: (i) the […***…] Research Program Term (including any extension(s) thereof as agreed between the Parties under Section 2.9.1); the PD1 Research Program Term (including any extension(s) thereof as agreed between the Parties under Section 2.9.2), and (iii) (i) the Multispecific Research Program Term (including any extension(s) thereof as agreed between the Parties under Section 2.9.3).

1.91	“Research Term Year” means each successive year of the Research Program Term, with the first Research Program Year (“Research Program Year 1”) starting on the Effective Date and ending with the last day prior to the first anniversary of the Effective Date; the second Research Program Year (“Research Program Year 2”) starting on the first anniversary of the Effective Date and ending with the last day prior to the second anniversary of the Effective Date; the third Research Program Year (“Research Program Year 3”) starting on the second anniversary of the Effective Date and ending with the last day prior to the third anniversary of the Effective Date; and so forth for any Research Term Year of the Research Program Term (in case there are any agreed extensions of the Research Program Term under Section 1.90 in combination with Sections 2.9.1, 2.9.2 and/or 2.9.3).

1.92	“Selected Multispecific Target Combinations” means each of the Target combinations listed in Schedule 1.92. Section 2.5 shall apply. For the avoidance of doubt, any combinations of Targets that comprise the Target […***…] is not a Selected Multispecific Target Combination but is a […***…] Target Combination as defined in Section 1.71.

1.93

“Selected Target” means: (i) the Target […***…]; (ii) the Target […***…]; (iii) any […***…] Target Combination that is the subject of Discovery activities and/or Research Activities under Work Plan 2; and (iv) Selected Multispecific Target Combination that is

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the subject of Discovery activities and/or Research Activities under Work Plan 3. For the avoidance of doubt, individual Targets that form part of a […***…] Target Combination (and that are not […***…]) and individual Targets that form part of a Selected Multispecific Target Combination are not Selected Targets.

1.94	“Sensitive Information” means Confidential Information of Merck, its Affiliates, and its Third Party collaborators, Program Know-How and other proprietary information with respect to the development and commercialization of Program Nanobodies, Compounds or Products.

1.95	“Structurally Distinct” means, with respect to a given Compound as compared to another Compound, that such first Compound […***…].

1.96	“Target” means […***…].

1.97	“Target Combinations” collectively means the PD1 Target Combinations listed in Schedule 1.71 and the Selected Multispecific Target Combinations listed in Schedule 1.92.

1.98	“Territory” means all of the countries in the world, and each of their territories and possessions.

1.99	“Third Party” means an entity other than Merck and its Affiliates, and Ablynx and its Affiliates.

1.100	“Third Party Partner” means any Third Party that is a partner, collaborator or licensee (including a Third Party that has been granted any options to any license) of Ablynx hereto under a partnership, collaboration or license arrangement (including any option arrangement) that is directed towards Discovery, Research and/or Developments of Nanobodies (and products comprising the same) by said Third Party (either on its own, in collaboration with Ablynx or under an arrangement of co-ownership with Ablynx).

1.101	“Valid Patent Claim” means a […***…].

1.102	“Work Plan” means Work Plan 1, Work Plan 2 and/or Work Plan 3, as applicable.

1.103	“Work Plan 1” means the plan for conducting activities under the […***…] Research Program with respect to the Target […***…] as set forth on Schedule 1.103, as such plan may be updated from time to time in accordance with this Agreement.

1.104	“Work Plan 2” means the plan for conducting activities under the PD1 Research Program with respect to the Selected Multispecific Target Combinations as set forth on Schedule 1.104, as such plan may be updated from time to time in accordance with this Agreement.

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1.105	“Work Plan 3” means the plan for conducting activities under the Multispecific Research Program with respect to the Selected Multispecific Target Combinations as set forth on Schedule 1.105, as such plan may be updated from time to time in accordance with this Agreement.

1.106	Additional Definitions. The following terms have the meanings set forth in the corresponding Sections of this Agreement:

Term	Section
“AAA”	10.6.1
“Ablynx”	Preamble
“Ablynx Indemnified Parties”	9.1
“Ablynx Licensed Trademark”	3.1.5
“Ablynx Manufacturing Technology”	2.7.2
“Ablynx Miscellaneous Know-How”	7.1.1
“Added Target Combination”	2.5.4
[...***...]	5.6.7
“Agreement”	Preamble
“Agreement Payments”	5.10
“Biosimilar Application”	7.5.7
“Change of Control”	10.2
“Change of Control Competing Product”	10.2
“Clinical Trial Reimbursement Cost”	8.7.5
“Competitive Change of Control”	10.2
“Development Advisory Committee” or “DAC”	3.6.2
“Effective Date”	Preamble
“Excluded Claim”	10.6.7
“Excluded Target”	2.5.1
“First Product”	5.5.1
“Indemnified Party”	9.3
“Indemnifying Party”	9.3
“Lead Terminated Product”	8.7.5
“Manufacturing Consultation”	2.7.3
[...***...]	8.7.5
“Merck”	Preamble
“Merck Additional Manufacturing Patents”	8.7.5(h)
“Merck Indemnified Parties”	9.2
“Merck Miscellaneous Know-How”	7.1.1
“Officials”	2.14.2
“Phase I Milestone”	5.5.1
“Pre-existing [...***...] Nanobodies”	2.7.1
“Program-Specific Patent Rights”	7.2.4

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“Project Liaison”	2.6.4
[...***...]	8.7.4
“Research Materials”	2.10
“Research Program Year 1”	1.91
“Research Program Year 2”	1.91
“Research Program Year 3”	1.91
“Reserved [...***...] Target Combination”	2.12.4
“Royalty Period”	5.6.5
“Safety Termination”	8.3
“Second Product”	5.5.1
“Sensitive Information”	10.2
“Substitute Target”	2.5.1
“Target Addition”	2.5.4
“Target Combination Addition Notice”	2.5.5
“Target Reimbursement Payment”	2.5.8
“Target Substitution”	2.5.1
“Target Substitution Notice”	2.5.2
“Taxes”	5.10
“Term”	8.1
“Third Party Acquiror”	10.2
“Third Party Claims”	9.1
“Working Cell Bank”	8.7.5

ARTICLE 2

RESEARCH PROGRAM AND GOVERNANCE.

2.1	General. Ablynx and Merck shall engage in the Research Programs upon the terms and conditions set forth in this Agreement and as directed by the Committee. The activities to be undertaken in the course of the Research Programs shall be set forth in (i) Work Plan 1 with respect to the Target […***…]; (ii) Work Plan 2 with respect to the […***…] Target Combinations; and Work Plan 3 with respect to the Selected Multispecific Target Combinations. Overall, the Research Programs shall have the aim to (i) Discover and Research (in accordance with Work Plan 1) Monospecific Nanobodies against the Target […***…], as further described in Work Plan 1; and (ii) to Discover and Research Monospecific Nanobodies against the Targets […***…], which Monospecific Nanobodies shall be used to (x) Discover and Research (in accordance with Work Plan 2) Multispecific Nanobodies against the following Target Combinations: (a) […***…]; (b) […***…]; (c) […***…]; and (y) Discover and Research (in accordance with Work Plan 3) Multispecific Nanobodies against the following Target Combinations: (a) […***…]. It is acknowledged and agreed between the Parties that work on any Target or Target combination other than those listed in this Section 2.1 shall be (i) subject to the provisions of Section 2.5; and (ii) be subject to the payment of the additional payments set out in Section 5.2 for any Target Substitution or Target Addition, respectively.

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2.2	Conduct of Research.

2.2.1	General. Ablynx and Merck each shall use Commercially Reasonable Efforts to accomplish the objectives of each of the Research Programs, including to perform all activities to be performed by such Party as set forth in the applicable Work Plan(s), and in connection therewith, each Party shall maintain and utilize sufficient equipment, laboratories, offices and other facilities, and use personnel with sufficient skills and experience, in each case, as are required to accomplish each of the Research Program in accordance with the terms of this Agreement and the relevant Work Plan(s), as applicable.

2.2.2	Program Specific Deliverables and Program Specific Results. Notwithstanding Section 2.2.1, in all cases, Ablynx shall use Commercially Reasonable Efforts to produce and deliver to Merck all Program Specific Deliverables and Program Specific Results in accordance with the Work Plan (including within the timeframes set forth therein), and in connection therewith, Ablynx shall (i) produce and provide all Program Specific Deliverables and Program Specific Results in accordance with all Applicable Laws, and (ii) ensure that all Program Specific Deliverables and Program Specific Results will not be subject to any liens or encumbrances. Ablynx shall as soon as reasonably practicable disclose to Merck in writing the conception, discovery or reduction to practice of any Program Specific Deliverables and/or Program Specific Results that are made, generated or otherwise created by or on behalf of Ablynx or its employees.

2.2.3	Amendments to Work Plans. Any changes or amendments to any Work Plan that involve changes to timelines, increased numbers of FTEs, or the addition or substitution of targets will be agreed by the Parties in advance and in writing. The Committee shall advise the Parties on other amendments or changes to the Work Plan(s) as it deems fit. Any changes or amendments to any Work Plan agreed between the Parties will be signed by authorized representatives of both Parties and will become effective on the date that both Parties have signed.

2.3

Subcontractors. Merck shall be entitled to utilize the services of its Affiliates and Third Parties to perform its Research Program activities; provided that, in case Merck engages a Third Party subcontractor to perform its Research Program activities, unless otherwise set forth in the applicable Work Plan, Merck shall not disclose to such Third Party subcontractor any Ablynx Background Know-How that is solely and specifically related to making or generating (including selection of and screening for) Program Nanobodies without informing Ablynx in advance of the identity of said subcontractor and obtaining the prior written consent of Ablynx, such consent not to be unreasonably withheld (provided that for clarity, the foregoing requirements with respect to such particular

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Ablynx Background Know-How shall not limit in any way the rights of Merck to engage such subcontractor and shall not limit in any way the disclosure of any Program Specific Deliverables, Program Specific Results or other Know-How to such subcontractor). Ablynx shall be entitled to utilize the services of its Affiliates and Third Parties to perform its Research Program activities only upon Merck’s prior written consent, not to be unreasonably withheld, or as otherwise specifically set forth in the applicable Work Plan. Notwithstanding any such consent, each Party shall remain at all times fully liable for its respective responsibilities under the Research Program. In all cases, the rights granted to any subcontractor shall be subject and subordinate to the applicable terms and conditions of this Agreement. The applicable Party engaging a subcontractor shall oversee the performance by its subcontractors of the subcontracted activities in a manner that would be reasonably expected to result in their timely and successful completion of such activities in accordance with this Agreement, and such Party shall remain responsible and primarily and fully liable for the performance of such activities in accordance with this Agreement. Each Party hereby expressly waives any requirement that the other Party exhaust any right, power or remedy, or proceed against such subcontractor for any obligation or performance hereunder, prior to proceeding directly against the Party engaging such subcontractor. The Party engaging a subcontractor shall ensure compliance with the applicable terms of this Agreement (to the extent applicable to subcontractors) by any such subcontractor, including with respect to provisions on confidentiality, intellectual property ownership and compliance with Applicable Laws. Without limiting the foregoing, to the extent that a Party utilizes Third Party contractors to perform Research Program activities, such Party shall ensure that such Third Party contractors are obligated to assign rights to any Program Know-How made by such Third Party contractors so that such rights can be conveyed in accordance with the terms and conditions of this Agreement, including Section 7.1.

2.4	Use of Research Funding. Ablynx shall apply the research funding it receives from Merck under this Agreement solely to carry out its activities in respect of the Research Programs in accordance with the applicable Work Plans and the terms and conditions of this Agreement, and for no other purpose.

2.5	Target Substitution and Target Addition.

2.5.1

Target Substitution—general. Subject to the further provisions of this Section 2.5, Merck shall have the right, until […***…]: (i) to replace […***…] with another Immuno-oncology Target; (ii) to replace one or more of the Targets that forms part of a […***…] Target Combination under Work Plan 2 with another Immuno-oncology Target; and/or (iii) to replace one or more of the Targets that form part of a Multispecific Target Combination under Work Plan 3 with another Immuno-oncology Target; provided that the total number of Targets that Merck may replace with another Immuno-oncology Target under (i), (ii) and (iii) shall be no more than […***…]. Each such substitution of a Target with another Immuno-

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oncology Target is referred to herein as a “Target Substitution”; the Target that, as a result of the Target Substitution, is replaced by another Immuno-oncology Target is referred to herein as an “Excluded Target”; and the Immuno-oncology Target that replaces the Excluded Target is referred to herein as the “Substitute Target”. Section 2.12.4 shall apply.

2.5.2	Target Substitution—request and updated Work Plans. Merck can request a Target Substitution by means of a written request to Ablynx (the “Target Substitution Notice”), which should identify the Excluded Target to be replaced and the proposed Substitute Target proposed to replace the Excluded Target. For the avoidance of any doubt, Substitute Targets may be monospecific or multispecific. The Target Substitution Notice should be received by Ablynx not later than […***…]. Within […***…] from receipt of the Target Substitution Notice, the Parties shall agree on and approve amended Work Plan(s) to reflect said Target Substitution, as well as any extensions of the Research Program Term under Section 2.9as may be required to perform the activities under said amended Work Plan(s). With respect to any Substitute Target, Merck at its sole discretion shall be able to add the Substitute Target to Work Plan 1, Work Plan 2, Work Plan 3 or to request development of a new work plan, as appropriate. Any changes to the FTE requirements for the Research Term Year in which said Target Substitution takes place shall be reported and reconciled at the end of the relevant Research Term Year in accordance with Section 5.3.2. Upon approval of the amended or new Work Plan(s), the Parties shall update Schedules 1.103, 1.104, or 1.105 accordingly. Each Target Substitution shall become effective upon the creation or update of the relevant Work Plan being approved by both Parties.

2.5.3

Target Substitution- consequences. In case Merck requests a Target Substitution, upon said Target Substitution becoming effective in accordance with Section 2.5.2, the relevant Excluded Target shall be replaced by the relevant Substitute Target in all Target Combinations under the then-current Work Plans (i.e. […***…] Research Program under Work Plan 1 and/or […***…] Target Combinations under Work Plan 2 and all Multispecific Target Combinations under Work Plan 3) that contained the Excluded Target under all Work Plans. Accordingly, upon the date of said Target Substitution becoming effective in accordance with Section 2.5.2: (i) all Research Program activities relating to any Monospecific Nanobodies or Multispecific Nanobodies directed to the Excluded Target shall cease (and any amounts paid in advance for any FTE’s utilized for such activities prior to said Target Substitution becoming effective shall not be refunded but rather, if unused, such amounts shall be reallocated to and credited against work to be done with respect to the Substitute Target); (ii) the Selected Multispecific Target Combination(s) that contained the Excluded Target shall cease to be Selected Multispecific Target Combination(s) and the limits to exclusivity under Section 2.12.7 shall apply; (iii) for the […***…] Target

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Combinations that contained the Excluded Target, the exclusivity provisions under Section 2.12.3 shall continue to apply; (iv) the license granted to Merck under Section 3.1.1 shall automatically be amended and limited so as to exclude (to the extent that the same, prior to the amendment/limitation pursuant to this Section 2.5.3, formed part of the license granted to Merck under Section 3.1.1): (x) the Research, Development and Commercialisation of any Monospecific Nanobodies directed to the Excluded Target; and (y) the Research, Development and Commercialisation of any Multispecific Nanobodies directed to the Excluded Target and at least one further therapeutic Target (being an Immuno-oncology Target or any other therapeutic Target). For clarity, upon such Target Substitution becoming effective: (i) subject to the research license granted to Merck in Section 3.1.4 (which shall continue to apply after the date such Target Substitution becomes effective), […***…]).

2.5.4	Target Addition – general. Subject to the further provisions of this Section 2.5, Merck shall have the right, at any time prior to […***…], to expand the research activities to be undertaken by the Parties under the Research Programs so as to include, among other things, […***…]; provided that the total number of Target Combinations that Merck may add under this Section 2.5.4 is no more than […***…] (and for the purposes of this Section 2.5.4 and Section 5.2, a single Immuno-oncology Target will also be deemed to be a single “Added Target Combination”). Each such addition of an Immuno-oncology Target Combination is referred to herein as a “Target Addition”, and the Immuno-oncology Target Combination that, as a result of the Target Addition, is added to the Research Programs is referred to herein as an “Added Target Combination”. Section 2.12.4 shall apply.

2.5.5

Target Addition—request and updated Work Plans. Merck can request a Target Addition by means of a written request to Ablynx (the “Target Combination Addition Notice”), which should identify the Immuno-oncology Target(s) that Merck proposes to add to the Research Program. The Target Combination Addition Notice should be received by Ablynx not later than […***…]. Within […***…] from receipt of the Target Combination Addition Notice, the Parties shall agree on and approve amended Work Plans or new Work Plan (as appropriate under Section 2.5.6) to reflect said Target Addition, as well as any extensions of the Research Program Term under Section 2.9.2 as may be required to perform the activities under said amended Work Plan(s). With respect to any Added Target, Merck at its sole discretion shall be able to add the Added Target to Work Plan 1, Work Plan 2, Work Plan 3 or to request development of a new work plan, as appropriate. Any changes to the FTE requirements for the Research Term Year in which said Target Addition takes place shall be reported and reconciled at the end of the relevant Research Term Year in accordance with Section 5.3.2. Upon approval of the amended Work Plans, the Parties shall update Schedules

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1.103, 1.104, or 1.105 accordingly as appropriate (in accordance with Section 2.5.6). Each Target Addition shall be subject to payment by Merck to Ablynx of the payments under Section 5.2 and shall only become effective upon receipt by Ablynx of said payments.

2.5.6	Target Addition – consequences. As part of the Target Combination Addition Notice, Merck shall indicate whether the proposed Research Program activities relating to the Added Target Combination are to be directed towards the Discovery and Research of Monospecific Nanobodies directed against the Added Target Combination, and/or to be directed towards the Discovery and Research of Multispecific Nanobodies directed against the Added Target Combination. If the proposed Research Program activities are to be directed towards the Discovery and Research of Multispecific Nanobodies directed against the Added Target Combination, Merck shall also indicate the proposed Target Combinations to which said Multispecific Nanobodies are to be directed. Section 2.12.4 shall apply. If the proposed Research Program activities are to be directed towards the Discovery and Research of Monospecific Nanobodies directed against the Added Target Combination (said Added Target Combination being, in this case, a single Immuno-oncology Target), the Parties shall add a relevant Research Program to the Research Programs listed in Section 1.89 (and for clarity, the exclusivity for the single Immuno-oncology Target added as an Added Target Combination shall extend only to said single Immuno-oncology Target and not to any Target Combination comprising said single Immuno-oncology Target). If the proposed Research Program activities are to be directed towards the Discovery and Research of a Multispecific Nanobody, the following shall apply: (i) if the proposed Research Program activities are to be directed towards the Discovery and Research of a Multispecific Nanobody directed against (at least) the Added Target Combination and […***…], the Parties shall update Work Plan 2 accordingly, and the relevant Target Combination shall become a […***…] Target Combination under Work Plan 2 and the relevant Multispecific Nanobodies shall become PD1 Program Nanobodies; (ii) if (i) does not apply, the Parties shall update Work Plan 3 accordingly, and the relevant Target Combination shall become a Selected Multispecific Target Combination and the relevant Multispecific Nanobodies shall become Multispecific Program Nanobodies.

2.5.7	Target Substitution or Target Addition – adjustment of FTE Rate. In the event of a Target Substitution or Target Addition, the FTE rate for the FTEs who will work on the Substitute Target or Target Addition shall be the FTE rate as set forth in Section 1.35 of this agreement, until […***…] from the Effective Date of this Agreement. Beyond this […***…] period, the FTE Rate associated with the Target Substitution and/or Target Addition specific work plans shall be the FTE rate as set forth in Section 1.35, adjusted for inflation based upon the […***…] change from Effective Date in the […***…], as published by […***…].

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

2.5.8	Prohibited Targets. Notwithstanding any other provision of this Section 2.5, Ablynx can refuse any Target Substitution or Target Addition requested by Merck if, at the time Ablynx received the relevant Target Substitution Notice or Target Combination Addition Notice, respectively, from Merck, the proposed Substitute Target or the proposed Added Target Combination, respectively, is a Prohibited Target. Ablynx shall inform Merck in writing within […***…] after delivery of the Target Substitution Notice or Target Combination Addition Notice, respectively, if Ablynx accepts or rejects the proposed Substitute Target or the proposed Added Target Combination, respectively; […***…], and in such case, the written notice from Ablynx shall specify the reason why such proposed Substitute Target or proposed Added Target Combination, respectively, is a Prohibited Target. Merck shall have the right (in its discretion) to request that Ablynx allows an independent attorney working in the field of intellectual property licensing […***…], and whose cost shall be borne […***…] by […***…] to confirm whether or not said proposed Substitute Target or proposed Added Target Combination, respectively, […***…]. For this purpose, upon such request, Ablynx shall promptly disclose all relevant supporting evidence to said independent attorney. Said independent attorney shall keep such supporting evidence confidential (even as to Merck) and shall only confirm to Merck in writing (with a copy to Ablynx) whether the proposed Substitute Target or the proposed Added Target Combination, respectively, is […***…] or not. The Parties shall instruct the independent attorney to make a determination within […***…] of Ablynx providing the disclosing evidence to such attorney, and the determination of the independent attorney shall be binding on the Parties. If Ablynx accepts the proposed Substitute Target or the proposed Added Target Combination, respectively (or if Ablynx does not deliver a written notice rejecting the proposed Substitute Target or the proposed Added Target Combination, respectively, as set forth in the foregoing provisions of this Section 2.5.2 within such […***…] period, in which case the proposed Substitute Target or the proposed Added Target Combination, respectively, shall be deemed to be accepted by Ablynx), then the Parties shall immediately commence the preparation of (a) draft Work Plan(s) for the proposed Substitute Target or the proposed Added Target Combination, respectively, as set forth in Section 2.5.2 or 2.5.5, respectively.

2.5.9

Additional payment for Substitute Target or Added Target Combination that is the subject of internal Ablynx research activities. In the event that a given Substitute Target or Added Target Combination is a Target or Target Combination (other than a […***…]) for which Ablynx has already initiated […***…] research activities ([…***…]), then the Target Substitution or Target Addition, respectively, of such Substitute Target or Added Target Combination as the hereunder shall, in addition to Merck making the payments under Section 5.2 in respect of the Added Target Combination, be subject to Merck making payment

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to Ablynx of an amount equal to […***…], (the “Target Reimbursement Payment”). For purposes of calculating the Target Reimbursement Payment for any Substitute Target or Added Target Combination for which Ablynx has already commenced […***…] prior to receiving Merck’s Target Substitution Notice or Target Combination Notice, Merck shall reimburse Ablynx at[…***…]. In all cases, within […***…] after delivery of the Target Substitution Notice or Target Combination Addition Notice, respectively, for the applicable Substitute Target or Added Target Combination, respectively, pursuant to Section 2.5.2 or 2.5.5, respectively, Ablynx shall notify Merck in writing of the aggregate amount of the relevant Target Reimbursement Payment and shall provide to Merck reasonable supporting evidence thereof ([…***…]). Merck shall have the right (in its discretion) to complete due diligence on such costs and the activities for which such costs were incurred (and Ablynx shall reasonably cooperate with Merck in connection therewith), including to audit such costs in accordance with Section 5.8, mutatis mutandis, in each case, to confirm the amount of the Target Reimbursement Payment […***…]. If Merck is not reasonably satisfied with the determination of such costs (or the utility of the activities), then the Parties shall negotiate in good faith to resolve to the mutual satisfaction of both Merck and Ablynx. If the Parties are unable to reach agreement on the amount of such Target Reimbursement Payment, neither Party shall have any obligation to proceed with such Substitute Target or Added Target Combination, respectively, including any financial obligations related thereto. If Ablynx has indicated that there will be an Target Reimbursement Payment, Merck shall have the right (in its discretion) to remove such Substitute Target or Added Target Combination, respectively, from consideration for inclusion under the Research Program hereunder, and in such case, Merck shall have the right (in its discretion) to propose a new Substitute Target or Added Target Combination, respectively. In the event that Ablynx does not notify Merck in writing of the amount of the Target Reimbursement Payment within such […***…], then there will be no Target Reimbursement Payment. Subject to the foregoing, if Merck does not withdraw its proposed Substitute Target or Added Target Combination, respectively, from consideration in accordance with this Section 8, then upon the relevant (amended) Work Plan being approved by the Parties in accordance with Section 2.5.2 or 2.5.5, respectively, Merck shall pay the Target Reimbursement Payment to Ablynx in accordance with Section 5.2.

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2.6	Joint Research Committee. The Parties hereby establish a committee to facilitate the Research Programs as follows:

2.6.1	Composition of the Committee. The Research Program shall be conducted under the direction of a joint research committee comprised of […***…] representatives of Merck and […***…] representatives of Ablynx, which shall be the “Committee” for purposes of this Agreement. Each Party shall provide the other with a list of its initial members of the Committee no later than […***…] after the Effective Date, and each Party may change its representatives to the Committee from time to time, in its sole discretion, effective upon notice to the other Party of such change. In case any representative to the Committee named by a Party is or becomes, for any prolonged period of time, incapable and/or unavailable to perform his or her functions as a member of the Committee, said Party shall in good faith name another representative to the Committee, either temporarily or permanently as may be required. These representatives shall have appropriate technical credentials, experience and knowledge, and ongoing familiarity with the Research Programs. Additional representatives or consultants may from time to time, by mutual consent of the Parties, be invited to attend Committee meetings, provided that in all cases, such additional representatives or consultants must be under confidentiality obligations similar to the requirements of Section 4.1. The Committee shall select the chairperson. Decisions of the Committee shall be made unanimously by the representatives, with each Party having a single vote. In the event that the Committee cannot or does not, after good faith efforts, reach agreement on an issue, the issue will be communicated to […***…], who shall endeavor to facilitate a resolution of such issue. If the Parties have not resolved such issue within […***…] following the communication of the issue to such officers, then the resolution and/or course of conduct shall be […***…] (and such matter shall not be subject to dispute resolution pursuant to Section 10.6).

2.6.2

Scope of Committee Oversight. The Committee shall be responsible for directing and overseeing the Research Programs, including (i) to advising the Parties on any changes to any Work Plan that the Committee deems fit, (ii) to review and coordinate the Parties’ activities under the Research Programs (including review of the reports under Section 2.8.3), (iii) to confer regarding the status of the Research Programs and the progress under the Research Programs and to make determinations and decisions in connection with the activities under the Research Programs, (iv) to review relevant data under the Research Programs, (v) to consider and advise on any technical issues that arise under the Research Programs, (vi) to consider and determine issues of priority of activities under the Research Programs, (vii) to determine such other matters as allocated to the Committee hereunder; and (viii) for those Research Programs for which the relevant Research Program Term expires prior to establishment of the DAC in accordance with Section 3.6.3, perform the activities of the DAC under Section

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3.6.2 until such time that the DAC is established under Section 3.6.3. The Committee shall not have the authority to: (i) modify or amend the terms and conditions of this Agreement; (ii) waive either Party’s compliance with the terms and conditions of under this Agreement; (iii) determine any issue in a manner that would conflict with the express terms and conditions of this Agreement; or (iv) modify or amend any Work Plan in any manner that involves changes to timelines, increased numbers of FTEs, or the addition or substitution of targets.

2.6.3	Meetings. The Committee shall meet in accordance with a schedule established by the Project Liaisons, but no less frequently than […***…]. The Committee may meet by means of teleconference, videoconference or other similar communications equipment, provided the Committee shall meet face-to-face at least […***…] per twelve (12) calendar months unless otherwise agreed to by the Parties. Should the Committee decide to meet in person, the location of such meetings shall alternate between the premises of Merck (or the premises of an Affiliate of Merck located within the European Union or Switzerland or the United States as designated by Merck) and the premises of Ablynx, unless otherwise agreed between the Parties in advance and in writing. The first meeting of the Committee shall take place as soon as practicable after the Effective Date. The attendance of at least […***…] Committee members appointed by Merck and […***…] Committee members appointed by Ablynx shall be required to constitute a quorum for any Committee meeting. Not less than […***…] prior to any meeting of the Committee, written notice shall be given by the chairperson of the Committee to all members of the Committee in English setting out the agenda for the meeting (including brief particulars of the matters to be considered at the meeting concerned). The minutes of the Committee shall be written by the chairperson or his or her designee and distributed in English to the Parties (through their respective Committee members). Each Party shall bear its own expenses related to the attendance of all Committee meetings by its representatives. In so far as not addressed by the provisions of this Section 0, the Committee shall be responsible for, and shall have the authority to, decide on and set its own rules and procedures, subject to the last two sentences of Section 2.6.1.

2.6.4	Project Liaison. Merck and Ablynx each shall appoint a person (a “Project Liaison”) to coordinate its part of the Research Programs. The Project Liaisons shall be the primary contact between the Parties with respect to the Research Programs as well as with respect to subsequent Development activities hereunder until the Initiation of the first Phase I Clinical Trial with respect to a Product. Each Party shall notify the other within […***…] of the Effective Date of the appointment of its Project Liaison and shall notify the other Party as soon as practicable upon changing this appointment. The role of the Project Liaison shall terminate upon the Initiation of the first Phase I Clinical Trial with respect to a Product.

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2.6.5	Disbandment of Committee. The Committee shall perform its responsibilities and activities outlined in this Section 0 during a term starting on the Effective Date (with the first meeting of the Committee taking place as soon as practicable after the Effective Date, as set out in Section 2.6.3) and ending on the date that the Committee is disbanded in accordance with this Section 2.6.5. Unless agreed otherwise between the Parties in advance and in writing, the Committee shall be disbanded: on the later date of the date that (x) the […***…] Research Program Term ends; (y) the PD1 Research Program Term ends; or (z) the Multispecific Research Program, ends. Upon being disbanded in accordance with this Section 2.6.5, the Committee shall have no further authority with respect to the activities hereunder, and all further Research and Development of the Program Nanobodies, Compounds and Products hereunder shall be in accordance with ARTICLE 3.

2.7	Exchange of Information.

2.7.1

General by Ablynx. With respect to the each of the Research Programs, as soon as reasonably practicable following Effective Date, and on an ongoing basis during each of the Research Program Term, Ablynx shall disclose to Merck in English (in writing and in an electronic format) (i) all Ablynx Background Know-How (as defined in Section 1.1) as set forth on Schedule 2.7.1 for each of the Research Programs, respectively, as well as any other Ablynx Background Know-How that the Parties have agreed that Ablynx shall disclose or transfer to Merck in accordance with the Work Plans for each of the Research Programs (as such Work Plans are updated from time-to-time by the Committee pursuant to Section 2.6.2), and (ii) all Know-How relating to the Selected Targets for each of the Research Programs that as of the Effective Date or during the relevant Research Program Term for each Research Program is Controlled by Ablynx or any of its Affiliates (and for clarity, such Know-How shall be included in the licenses of Ablynx Know-How granted to Merck hereunder); and provided that Ablynx shall not be required to disclose or transfer to Merck, nor to use as part of any Research Program any Know-How to the extent that such Know-How is not Controlled by Ablynx. For the avoidance of doubt, where any such Ablynx Background-Know How is Controlled by Ablynx and is disclosed or transferred to Merck under this Section 2.7.1: (i) such Ablynx Background Know-How shall remain proprietary to Ablynx; and (ii) Ablynx shall remain free to use (for its own benefit or with or for a Third Party, but subject to Ablynx’s obligations under Section 2.12) such Ablynx Background Know-How for any purpose; and (iii) Merck acknowledges that Ablynx may have shared or use, prior to the Effective Date, and/or may share or use, after the Effective Date, such Ablynx Background Know How with and/or for the benefit of any Third Party (at Ablynx’ sole discretion but again subject to Ablynx’s obligations under Section 2.12). Within […***…] of the end of the second Calendar Quarter and fourth Calendar Quarter of each Calendar Year, as

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applicable, until the filing of an NDA for a given Product, Ablynx shall, based on Ablynx’s knowledge of the Nanobody platform and/or the Research and Development and intended Commercialization activities of Merck, provide a written report to Merck describing any Ablynx Background Know-How that is reasonably useful to the Research, Development and/or Commercialization of such Product (and/or the Program Nanobodies and/or Compounds contained therein), on a Product-by-Product basis. Upon receipt of a written request by Merck, Ablynx shall disclose to Merck in further detail any Ablynx Background Know-How described in such report. It is acknowledged and agreed that (i) Merck shall keep all such Ablynx Background Know-How transferred to Merck pursuant to this Section 2.7.1 confidential in accordance with the provisions of ARTICLE 4 to the extent that such Ablynx Background Know-How is Confidential Information of Ablynx; and (ii) Merck shall use all such Ablynx Background Know-How transferred to Merck pursuant to this Section 2.7.1 solely for the purpose of exercising its rights pursuant to this Agreement, including pursuant to the licenses granted to Merck in Sections 3.1 to the extent applicable, and not for any other purpose without prior written permission of Ablynx (to be given or withheld at Ablynx’s sole discretion). For clarity: Ablynx’s obligations under this Section 2.7.1 shall at all times be limited to (the use and/or disclosure of) Know-How that is Controlled by Ablynx at the time that the relevant activities under this Section 2.7.1 shall take place.

2.7.2	Manufacturing Technology – […***…].

2.7.3	Manufacturing Consultation. […***…].

2.7.4	Certain Information from Merck. As soon as reasonably practicable following Effective Date, and on an ongoing basis during the Research Program Term, Merck shall disclose to Ablynx in English (in writing and in an electronic format) certain Merck Background Know-How (to the extent not previously disclosed) licensed to Ablynx under this Agreement that (i) is necessary or reasonably useful, in Merck’s opinion, to be disclosed to Ablynx for the performance of Ablynx’s obligations under the Research Program, and that (ii) Merck elects, at Merck’s discretion, to choose to make available to Ablynx.

2.8	Records and Reports.

2.8.1

Records. Ablynx shall maintain complete and accurate records, in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which shall fully and properly reflect all work done and results achieved in the performance of the Research Programs by Ablynx, as well as the number of FTEs utilized by Ablynx for the performance of the Research Programs. Such records shall be maintained […***…]. Subject to compliance with the foregoing provisions of this Section 2.8.1, Ablynx may maintain such records in the same

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electronic format, databases and using the same data management systems that Ablynx uses for its own research data and/or (pre-clinical) data, provided that Ablynx does so (i) in a manner that restricts access to such records only to those of its employees who are involved in the Research Programs or who as a result of their function within Ablynx have a reasonable need to know or access such data; (ii) in a manner that clearly identifies said records as being generated on behalf of Merck in the course of the Research Programs and keeps such records segregated from any other records of Ablynx in accordance with Ablynx’s records management system; (iii) in a manner that allows all such records to be retrieved independently of other research records maintained by Ablynx and (iv) in a manner that is otherwise customary with the standards in the biopharmaceutical industry. The Parties agree to use an e-room for the purposes set out in the last sentence.

2.8.2	Copies and Inspection of Records. Merck shall have the right, during normal business hours and upon reasonable notice, to inspect and copy all such records of Ablynx referred to in Section 2.8.1, provided that, after expiry of the period of […***…] after the date that the Research Program Term for the applicable Research Program ends, Merck shall not be allowed to inspect the records relating to said Research Program more than […***…]. To the extent such records contain Confidential Information of Ablynx, Merck shall maintain such Confidential Information disclosed therein in confidence in accordance with Section 4.1 and 4.2. Merck shall have the right to arrange for its employees and/or consultants involved in the activities contemplated hereunder to visit the offices and laboratories of Ablynx (and any of its Affiliates) and any of its Third Party contractors (as permitted under Section 2.3) during normal business hours and upon reasonable notice, and to discuss the Research Program work and its results in detail with the technical personnel and consultants of Ablynx, provided that, after expiry of the period of […***…] after the date that the Research Program Term for the applicable Research Program ends, Merck shall not be allowed to do so more than […***…]. Upon written request by Merck, Ablynx shall provide to Merck copies of the records described in Section 2.8.1 above, provided that, after expiry of the period of […***…] after the date that the Research Program Term for the applicable Research Program ends, Ablynx shall not be obligated to do so more than […***…].

2.8.3

Quarterly Reports. For each Research Program, within […***…] following the end of each Calendar Quarter during the Research Program Term, each Party shall provide to the other Party a detailed written progress report in English which shall describe the work performed by such Party during such Calendar Quarter on the relevant Research Program and include a summary of the Program Specific Results, evaluate the work performed in relation to the goals of the Research Program for such Calendar Quarter and provide such other information as may be

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required by the relevant Research Program or reasonably requested by Merck relating to the progress of the goals or performance of the relevant Research Program; provided, however, that Merck shall not be required to provide such report for a given Calendar Quarter if Merck has not conducted material activities under the relevant Research Program in such Calendar Quarter (in which case Merck shall send Ablynx a written confirmation thereof).

2.8.4	Data Integrity. Ablynx acknowledges the importance to Merck of ensuring that the Research Programs are undertaken in accordance with the following good data management practices: (i) data is being generated using sound scientific techniques and processes; (ii) data is being accurately and reasonably contemporaneously recorded in accordance with good scientific practices by Persons conducting research hereunder; (iii) data is being analyzed appropriately without bias in accordance with good scientific practices; and (iv) all data and results are being stored securely and can be easily retrieved. In order to observe the foregoing requirements, Ablynx agrees that it shall carry out the Research Programs so as to collect and record any data generated therefrom in a manner consistent with the foregoing requirements, including using the same degree of skill and care that it uses in respect of its own data.

2.8.5	Protection of Sensitive Information. Ablynx shall (and shall ensure that any Third Party Partner shall) adopt reasonable industry-standard procedures […***…] to prevent the disclosure of any Sensitive Information beyond Ablynx personnel that are specifically authorized to and actually performing activities pursuant to the Research Program, with a special emphasis on preventing disclosure of any Sensitive Information regarding the PD1 Research Program to employees, consultants or contractors of Ablynx and such Third Party Partner who are performing activities connected to the […***…] Target Combination.

2.9	Research Program Term.

2.9.1	Research Program Term for the Target […***…]. Except as otherwise provided herein, the term of the […***…] Research Program shall commence on the Effective Date and shall continue for […***…] following the Effective Date (the “[…***…] Research Program Term”) during which time it is intended that the activities under Work Plan 1 are to be completed. The Parties may mutually agree in writing to extend the […***…] Research Program Term, at least […***…] prior to the expiry thereof. Upon expiry of the […***…] Research Program Term (including any extensions thereof as agreed under the previous sentence), Merck shall have the right (in its discretion) to continue the Research and Development of the applicable Compounds and Products in accordance with Section 3.6.1.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

2.9.2	Research Program Term for […***…] Target Combinations. Except as otherwise provided herein, the term of the PD1 Research Program shall commence on the Effective Date and shall continue for […***…] following the Effective Date (the “PD1 Research Program Term”) during which time it is intended that the activities under Work Plan 2 are to be completed. The Parties may mutually agree in writing to extend the PD1 Research Program Term, at […***…] prior to the expiry thereof. Upon expiry of the PD1 Research Program Term (including any extensions thereof as agreed under the previous sentence), Merck shall have the right (in its discretion) to continue the Research and Development of the applicable Compounds and Products in accordance with Section 3.6.1.

2.9.3	Research Program Term for Selected Multispecific Target Combinations. Except as otherwise provided herein, the term of the Multispecific Research Program shall commence on the Effective Date and shall continue for […***…] following the Effective Date (the “Multispecific Research Program Term”) during which time it is intended that the activities under in Work Plan 3 are to be completed. The Parties may mutually agree in writing to extend the Multispecific Research Program Term, at least […***…] prior to the expiry thereof. Upon expiry of the Multispecific Research Program Term (including any extensions thereof as agreed under the previous sentence), Merck shall have the right (in its discretion) to continue the Research and Development (which activities may include “Project Flow 2” and “Project Flow 3” under Work Plan 3, in Merck’s discretion) of the applicable Compounds and Products in accordance with Section 3.6.1.

2.10	Research Materials. For each Research Program, each Party shall provide the other, at no cost to the other Party, with sufficient quantities of its research materials to conduct the activities under the relevant Research Program, as set forth in the applicable Work Plan or as otherwise decided by the Committee in accordance with the provisions of Section 2.6.1 (the “Research Materials”, provided that for clarity, Program Specific Deliverables and Program Specific Results shall not be considered Research Materials). Each Party shall use the Research Materials supplied by the other Party under this Section 2.10 solely for the purposes of carrying out its respective activities under the relevant Research Program in accordance with the terms of this Agreement and, with respect to Merck, to otherwise carry out its activities (including exercising its rights and licenses) under this Agreement. Neither Party shall transfer, deliver or disclose any such Research Materials of the other Party, to any Third Party without the prior written approval of the providing Party, except that Merck may transfer, deliver and/or disclose Research Materials provided by Ablynx without Ablynx’s prior written consent to Merck’s Related Parties, agents and subcontractors (subject to the provisions of Section 2.3), and to Regulatory Authorities for the purpose of carrying out the Research, Development and Commercialization of Program Nanobodies, Compounds and Products. The Research Materials supplied by Merck are not to be used in humans. Any unused Research Materials (upon termination of the Agreement) supplied by a Party to the other Party shall be, at the supplying Party’s option, either returned to the supplying Party or destroyed in accordance with instructions by the supplying Party.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

2.11	Research Program Costs. Except as otherwise set forth in Section 2.7.3 or Section 5.3, each Party shall bear its own costs in connection with performing Research Program activities. Notwithstanding the foregoing, in the event that Ablynx is required to incur an out-of-pocket expense for a given line item (which will be used solely and exclusively in connection with activities under the Research Program) that exceeds […***…] in order to perform its activities under a Research Program and such expense has not been otherwise provided for in the Work Plan, then Ablynx shall have the right, prior to purchasing such consumable, to submit a written notice to Merck requesting reimbursement of such expense (which notice shall describe the consumables and the expenses to be incurred) and Merck shall reasonably […***…]; provided, however, that the foregoing shall not relieve Ablynx of any obligation to perform its activities under the Research Program as set forth herein, including in the Work Plan, except for those activities which are directly dependent upon the Parties reaching agreement (such agreement not to be unreasonably withheld) on the costs of such consumables as expressly set forth in this Section 2.11 until such time as such agreement is reached.

2.12	Exclusivity.

2.12.1	[…***…].

2.12.2	[…***…].

2.12.3	[…***…].

2.12.4	[…***…].

2.12.5	[…***…]

2.12.6	[…***…].

2.12.7	[…***…].

2.12.8	Rights retained by Ablynx – undertaking. Ablynx undertakes not to exercise the rights retained under Sections 2.12.2 and 2.12.7 for a period of […***…] following the Effective Date.

2.13	Compliance.

2.13.1

General. Ablynx and Merck each shall conduct the Research Programs in compliance with all Applicable Laws. Ablynx shall notify Merck in writing of any deviations from Applicable Laws.    In addition, each Party hereby certifies that it has not employed or otherwise used in any capacity, and will not employ or otherwise use in any capacity, the services of any person debarred under United States law, including Section 21 USC 335a (or any foreign equivalent thereof), in performing any portion of the Research Program. Ablynx shall notify Merck in

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

writing immediately if any such debarment occurs or comes to its attention, and shall, with respect to any person or entity so debarred promptly remove such person or entity from performing any Research Program activities, function or capacity related to the Research Programs. Merck shall have the right, in its sole discretion, to terminate this Agreement immediately in the event that Ablynx fails to promptly take the action set out in the preceding sentence and without prejudice to any other remedies that may be available to Merck.

2.13.2	Animal Research. Without limiting the provisions of Section 2.13.1, if animals are used in research hereunder, Ablynx will comply with the Animal Welfare Act and any other applicable local, state, national and international laws and regulations relating to the care and use of laboratory animals. Merck encourages Ablynx to use the highest standards, such as those set forth in the Guide for the Care and Use of Laboratory Animals (NRC, 1996), for the humane handling, care and treatment of such research animals (and corresponding national standards applicable in the country where the relevant activities are performed). Any animals which are used in the course of the Research Programs, or products derived from those animals, such as eggs or milk, will not be used for food purposes, nor will these animals be used for commercial breeding purposes (other than Ablynx using such animals for its own internal breeding program for Ablynx’s research purposes; provided that (i) Ablynx complies with all Applicable Laws in connection therewith and (ii) Ablynx shall indemnify and hold Merck and its Affiliates harmless from and against any and all liabilities (including all costs and reasonable attorneys’ fees associated with defending against such claims) that may arise by reason thereof).

2.14	Compliance with Law and Ethical Business Practices.

2.14.1	Ablynx acknowledges that Merck’s corporate policy requires that Merck’s business must be conducted within the letter and spirit of the law, including the US Foreign Corrupt Practices Act. By signing this Agreement, Ablynx agrees to conduct the activities contemplated herein in a manner which is consistent with both law and good business ethics.

2.14.2	Without limitation of the foregoing, Ablynx warrants that none of its employees, agents, officers or other members of its management are officials, officers, agents, representatives of any government or international public organization. Ablynx shall not make any payment, either directly or indirectly, of money or other assets, including but not limited to the compensation Ablynx derives from this Agreement (hereinafter collectively referred as a “Payment”), to government or political party officials, officials of international public organizations, candidates for public office, or representatives of other businesses or persons acting on behalf of any of the foregoing (hereinafter collectively referred as “Officials”) where such Payment would constitute violation of any Applicable Law. In addition, regardless of legality, Ablynx shall make no Payment either directly or indirectly to Officials if such Payment is for the purpose of influencing decisions or actions with respect to the subject matter of this Agreement or any other aspect of Merck’s business.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

2.14.3	Ablynx acknowledges that no employee of Merck or its Affiliates shall have authority to give any direction, either written or oral, relating to the making of any commitment by Ablynx or its agents to any Third Party in violation of terms of this or any other provisions of this Agreement.

2.14.4	Ablynx’s failure to abide by the provisions of this Section 2.14 shall be deemed a material breach of this Agreement. Merck may in such case and with immediate effect terminate this Agreement at its sole discretion upon written notice to Ablynx and without prejudice to any other remedies that may be available to Merck.

2.14.5	Ablynx shall indemnify and hold Merck and any of its Affiliates harmless from and against any and all liabilities (including all costs and reasonable attorneys’ fees associated with defending against such claims) that may arise by reason of the acts or omissions of Ablynx or its agents or other Third Parties acting on Ablynx’s behalf which would constitute a violation of this Section 2.14.

ARTICLE 3

LICENSE; DEVELOPMENT AND COMMERCIALIZATION.

3.1	License Grants by Ablynx.

3.1.1	Ablynx License. Ablynx hereby grants to Merck an exclusive license (even as to Ablynx and its Affiliates) in the Territory under the Ablynx Know-How and Ablynx Patent Rights, with the right to grant and authorize sublicenses as set forth in Section 3.5, to (i) Research, Develop, make and have made and Commercialize Program Nanobodies, Compound(s) and Product(s) for use in the Field and (ii) otherwise perform its activities under the Research Programs, provided that the license granted to Merck under this Section 3.1.1 shall be subject to the following: (i) said license does not include the right to research, develop and commercialize Multispecific Nanobodies directed against the Reserved […***…] Target Combination nor to research, develop and commercialize compounds or products comprising such Multispecific Nanobodies; and (ii) in case of any Target Substitution, the license granted to Merck under this Section 3.1.1 shall be amended as indicated in Section 2.5.3. For clarity, with respect to making any derivative of a Program Nanobody or Compound, no license is granted under Ablynx Know-How and Ablynx Patent Rights to add any further Nanobody or Nanobodies to a Program Nanobody or Compound where the resulting derivative would no longer qualify as a Program Nanobody or Compound licensed to Merck under this Section 3.1.1.

3.1.2	Ablynx Retained Rights for performing the Research Programs. Notwithstanding the scope of the license granted to Merck under Section 3.1.1, Ablynx shall retain rights during the Research Program Term under the Ablynx Know-How and Ablynx Patent Rights for the sole purpose of performing Ablynx’s obligations under the Research Programs under the applicable Work Plans in accordance with this Agreement.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3.1.3	Non-Exclusive License Grant to Merck. In the event that the Research, Development or Commercialization by Merck, or Merck’s Related Parties, of Program Nanobody(ies), Compound(s) and/or Product(s) would infringe a claim of any issued letters patent(s) which Ablynx (or any of its Affiliates), on the Effective Date or, subject to the last sentence of this Section 3.1.3, at any time during the Term, Controls and which patent(s) is/are not covered by the grant in Section 3.1.1, Ablynx (and its Affiliates) hereby grants to Merck, to the extent Ablynx is legally able to do so, a non-exclusive, sublicensable, royalty-free license in the Territory under such issued letters patent(s) for Merck and Merck’s Related Parties to Research, Develop and Commercialize Program Nanobody(ies), Compound(s) and Product(s) in the Territory in the Field. Notwithstanding the foregoing, it is understood and agreed that, in case of a Change of Control of Ablynx that results in an acquisition of Ablynx (or the parts of Ablynx’s business to which this Agreement relates) by a Third Party, this Section 3.1.3 shall not be interpreted or operate so as to grant to Merck any license under any Patent Rights held or controlled by said Third Party immediately prior to the time said Change of Control becomes effective; provided that (i) such Third Party does not engage in activities under this Agreement and (ii) for clarity, in all cases, all Patent Rights licensed to Merck pursuant to this Section 3.1.3 prior to the time that such Change of Control occurs shall continue to be included in the licenses granted to Merck pursuant to this Section 3.1.3 following such Change of Control.

3.1.4	Research License. Ablynx hereby grants to Merck a fully paid-up, perpetual, irrevocable, non-exclusive license under all Program Know-How Controlled by Ablynx (or any of its Affiliates) at any time during the Term, solely for research purposes. In addition, Ablynx hereby grants to Merck a fully paid-up, perpetual, irrevocable, non-exclusive license under the Ablynx Know-How Controlled by Ablynx and Ablynx Patent Rights Controlled by Ablynx in order for Merck to use or otherwise exploit Program Know-How for research purposes. For clarity, the foregoing licenses shall not limit in any way the exclusive licenses granted to Merck under Section 3.1.1. The licenses set forth in this Section 3.1.4 shall survive the expiration or termination of this Agreement. For clarity, in respect of Ablynx Know-How (other than Program Know-How) licensed to Merck pursuant to this Section 3.1.4, the license granted to Merck under this Section 3.1.4 shall only apply to the extent that such Ablynx Know-How is reasonably necessary in order to use the Program Know-How for research purposes.

3.1.5	Trademark License. Ablynx hereby grants to Merck a fully paid-up, non-exclusive, sublicensable license in the Field in the Territory to use the Nanobody® trademark (the “Ablynx Licensed Trademark”), and such other Ablynx trademarks and/or trade names as the Parties may agree, in connection with the Research, Development and Commercialization of Program Nanobodies, Compounds and Products. Notwithstanding the foregoing, it is understood and agreed that Merck, its Affiliates and its Related Parties shall have no obligation to use the Ablynx Licensed Trademark, or any other Ablynx trademark and/or trade name; and Merck, its Affiliates and its Related Parties may develop one or more trademarks and/or trade names for use in connection with Program Nanobodies, Compounds and Products and all rights to such trademark(s) and/or trade name(s) are retained by Merck, its Affiliates and its Related Parties.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3.2	License Grants by Merck.

3.2.1	License to perform Research Programs. Merck hereby grants a non-exclusive, non-transferable, non-sublicensable license to Ablynx under the Merck Patent Rights and Merck Know-How, as applicable, solely to perform Ablynx’s activities under the Research Programs in accordance with this Agreement and the Work Plan.

3.2.2	Unblocking license. To ensure that Ablynx and its partners, collaborators and licensees can freely exercise the rights retained by Ablynx under Sections 2.12.2, 2.12.5 and 2.12.7 without infringing any Program Patent Rights, Merck herewith grants to Ablynx a non-exclusive, worldwide, free-of-charge, irrevocable and perpetual license, with the right to sublicense, under all Program Patent Rights (but without the right to assert or enforce any Program Patent Rights except as provided for in Section 7.5 and without the right to use or grant rights under Program Know-How):

a)	to research, discover, develop (including generation, formatting, testing, expression, production or formulation), make or commercialize Multispecific Nanobodies which are raised or generated against or have any therapeutically relevant activity (including suboptimal therapeutic activity) by action through the Target […***…] and at least one other therapeutically relevant Target (being an Immuno-oncology Target or any other therapeutically relevant Target), as well as compounds and products comprising the same; and

b)	to research, discover, develop (including generation, formatting, testing, expression, production or formulation), make or commercialize Multispecific Nanobodies which are raised or generated against or have any therapeutically relevant activity (including suboptimal therapeutic activity) by action through the Reserved […***…] Target Combination, as well as compounds and products comprising the same; and

c)	to research, discover, develop (including generation, formatting, testing, expression, production or formulation), make or commercialize (i) Monospecific Nanobodies against any Target that is part of a Selected Multispecific Target Combination (i.e. not including […***…] Target Combinations); (ii) Multispecific Nanobodies against any combination of Targets that is not a Selected Multispecific Target Combination.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3.2.3	Ablynx Partners. Notwithstanding any provision in this Agreement to the contrary, it is understood and agreed that […***…].

3.3	No Implied Licenses. Except as specifically set forth in this Agreement, neither Party shall acquire any license or other intellectual property interest, by implication or otherwise, in any Confidential Information disclosed to it under this Agreement or under any Patent Rights, Know-How or other intellectual property owned or controlled by the other Party or its Affiliates.

3.4	No Grant of Inconsistent Rights by Ablynx. Ablynx (and its Affiliates) shall not assign, transfer, convey or otherwise grant to any Person or otherwise encumber (including through lien, charge, security interest, mortgage, encumbrance or otherwise) (i) any rights to any Ablynx Know-How or Ablynx Patent Rights (or any rights to any intellectual property that would otherwise be included in the Ablynx Know-How or Ablynx Patent Rights) or Ablynx Licensed Trademark, in any manner that is inconsistent with or would interfere with the grant of the rights or licenses to Merck hereunder, or (ii) any rights to any Program Nanobodies, Compounds or Products (provided that Ablynx shall grant to Merck the rights to the Program Nanobodies, Compounds and Products as set forth herein), regardless of Target. For clarity, during the Term, Ablynx (and its Affiliates) shall not use (and shall not grant to any Third Party the right to use) any Program Nanobodies, Compounds or Products for any purposes (including the Research, Development or Commercialization thereof), regardless of Target, except for Ablynx’s performance of the activities to be performed by Ablynx under the Research Program as set forth in the Work Plan in accordance with this Agreement.

3.5

Sublicenses. Merck shall have the right to sublicense ([…***…]) any or all of the licenses granted to Merck hereunder, including in connection with the performance of tasks and obligations with respect to the Research, Development and Commercialization of Program Nanobody(ies), Compound(s) and Product(s) as Merck deems appropriate and without the prior written consent of Ablynx. Notwithstanding the foregoing, any such sublicense granted to a Third Party that encompasses material Commercialization of Program Nanobody(ies), Compound(s) and Product(s) for the U.S. or any Primary Country shall require prior written notification to Ablynx. Merck shall be responsible for ensuring that the performance by any of its sublicensees hereunder that are exercising rights under a sublicense hereunder is in accordance with the applicable terms of this Agreement (to the extent applicable to sublicensees), and the grant of any such sublicense shall not relieve Merck of its obligations under this Agreement (except to the extent they are performed by any such sublicensee(s) in accordance with this Agreement). In all cases, the rights granted to any sublicensee shall be subject and subordinate to the applicable terms and conditions of this Agreement. Where a sublicensee of Merck that is not an Affiliate is to perform any Research Program activities during the Research Program Term for the applicable Research Program, the grant of such a sublicense shall require the prior written consent of Ablynx (not to be unreasonably withheld), and Merck

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

shall oversee the performance by such sublicensee of the relevant activities by the sublicensee in a manner that would be reasonably expected to result in their timely and successful completion of such activities in accordance with this Agreement, and Merck shall remain responsible and primarily and fully liable for the performance of such activities in accordance with this Agreement. Merck hereby expressly waives any requirement that Ablynx exhaust any right, power or remedy, or proceed against such sublicensee for any obligation or performance hereunder, prior to proceeding directly against Merck with respect to the sublicense. Merck shall ensure compliance with the applicable terms of this Agreement (to the extent applicable to sublicensees) by its sublicensee, including with respect to provisions on confidentiality, intellectual property ownership and compliance with Applicable Laws. Without limiting the foregoing, to the extent that Merck grants a sublicense so as to enable said sublicensee to perform Research Program activities, Merck shall ensure that its sublicensee is obligated to assign rights to any Program Know-How made by such Third Party sublicensee so that such rights can be conveyed in accordance with the terms and conditions of this Agreement, including Section 7.1.

3.6	Research, Development and Commercialization.

3.6.1	General. Merck (and its Affiliates), either itself or with Third Party(ies), shall have the sole right to Research, Develop and Commercialize Program Nanobodies, Compounds and Products, and for clarity, Ablynx (and its Affiliates) shall have no right to do so (except that Ablynx shall perform the activities to be performed by Ablynx under the Research Program as set forth in the Work Plan in accordance with this Agreement). Following the end of the Research Program, Merck […***…].

3.6.2

Development Advisory Committee. Upon completion of the last of the Research Programs (as indicated in Section 3.6.3), the Parties shall establish a “Development Advisory Committee” or “DAC” as (i) a forum for Merck to keep Ablynx apprised of the progress of the planned activities related to the Development of Compounds and Products with respect to the next unachieved Research Milestone or Development Milestones, as the case may be (provided, however, that all such discussions of planned activities are for informational purposes only and shall not be binding on Merck) and (ii) a forum for Ablynx, based on Ablynx’s knowledge of the Nanobody platform and the Research and Development and intended Commercialization activities of Merck, to keep Merck apprised of Ablynx Background Know-How (including (x) any updates and/or improvements to any Ablynx Manufacturing Technology if Merck determines to utilize any Ablynx Manufacturing Technology (alone or in combination with other technologies) in connection with the manufacture of Compound or Product and (y) general information on Nanobodies) that may be useful to the Research, Development and/or Commercialization of such Product (and/or the Program

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Nanobodies and/or Compounds contained therein). The DAC will be solely for informational purposes (and shall have no decision making authority) and accordingly, no approval of the DAC shall be required for any Research or Development activities. For clarity: (i) all decisions related to the Research, Development and Commercialization of Program Nanobodies, Compounds and Products shall remain within the sole authority of Merck in accordance with Section 3.6.1; and (ii) Ablynx’s obligations under this Section 3.6.2 shall at all times be limited to (the use and/or disclosure of) Know-How that is Controlled by Ablynx at the time that the relevant activities under this Section 3.6.2 shall take place.

3.6.3	DAC – Composition. The DAC shall be comprised of […***…] members, with […***…] representatives of Merck, and […***…] representatives of Ablynx. Each Party shall provide the other with a list of its initial members of the DAC no later than […***…] after the date that the last of the […***…] Research Program Term, the PD1 Research Program Term or the Multispecific Research Program Term expires, and each Party may change its representatives to the DAC from time to time, in its sole discretion, effective upon notice to the other Party of such change. In case any representative to the DAC named by a Party is or becomes, for any prolonged period of time, incapable and/or unavailable to perform his or her functions as a member of the DAC, said Party shall in good faith name another representative to the DAC, either temporarily or permanently as may be required. These representatives shall have appropriate technical credentials, experience and knowledge, and (in case of the representatives of Merck) ongoing familiarity with the Development of Compounds and Products. Additional representatives or consultants may from time to time, by mutual consent of the Parties, be invited to attend DAC meetings, provided that in all cases, such additional representatives or consultants must be under confidentiality obligations similar to the requirements of Section 4.1. The DAC shall select a chairperson. As set out in Section 3.6.2, the DAC shall not have any authority to make any decisions.

3.6.4	DAC—Meetings. The DAC shall meet […***…] times per Calendar Year until the DAC is disbanded pursuant to Section 3.6.6. The DAC may meet by means of teleconference, videoconference or other similar communications equipment. Should the DAC decide to meet in person, the location of such meetings shall be determined by Merck, provided such location is within the European Union or Switzerland or the United States. The first meeting of the DAC shall take place as soon as practicable after the end of the Research Program Term. The attendance of at least […***…] DAC member appointed by Merck and […***…] DAC member appointed by Ablynx shall be required to constitute a quorum for any DAC meeting. Each Party shall bear its own expenses related to the attendance of all DAC meetings by its representatives. In so far as not addressed by the provisions of this Section 3.6.4, the DAC shall be responsible for, and shall have the authority to, decide on and set its own rules and procedures ([…***…]).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3.6.5	Confidentiality. Ablynx shall keep and maintain all information provided to it as part of the activities of the DAC as Confidential Information of Merck in accordance with Section 4.1.

3.6.6	Termination. The DAC will remain in existence until the earlier of the termination of the Agreement or the filing of the last NDA anywhere in the Territory for any Product, upon which the DAC shall be disbanded.

3.6.7	DAC – Sensitive Information. In connection with DAC matters Ablynx shall, and shall cause its DAC members to, abide by the provisions of Section 2.8.5 regarding the Protection of Sensitive Information.

3.7	Regulatory Matters. In the event that Merck determines that any regulatory filings for any Program Nanobodies, Compounds or Products are required for any activities hereunder (including any activities under the Research Program), including INDs, NDAs and other Marketing Authorizations (as applicable), then as between the Parties, Merck (or its Affiliate or Related Party) shall have the sole right, in its discretion, to obtain such regulatory filings (in its (or its Affiliate’s or its Related Party’s) name) and as between the Parties, Merck (or its Affiliate or Related Party) shall be the owner of all such regulatory filings. As between the Parties, Merck (or its Affiliate or Related Party) shall have the sole right to communicate and otherwise interact with Regulatory Authorities with respect to the Program Nanobodies, Compounds and/or Products (including during the Research Program Term). For clarity, Ablynx shall have no right to, and shall not, make any regulatory filings related to any Program Nanobodies, Compounds or Products or otherwise interact with any Regulatory Authorities with respect to the Program Nanobodies, Compounds or Products (provided that, for clarity, upon the request of Merck, Ablynx shall provide certain information and assistance to Merck with respect to, but not limited to, the CMC section of regulatory filings as set forth in Section 2.7.2).

ARTICLE 4

CONFIDENTIALITY AND PUBLICATION.

4.1	Nondisclosure Obligation. All Confidential Information disclosed by one Party to the other Party hereunder shall be maintained in confidence by the receiving Party and shall not be disclosed to any Third Party or used for any purpose except as set forth herein, without the prior written consent of the disclosing Party, except to the extent that such Confidential Information:

(a)	is known by the receiving Party at the time of its receipt, and not through a prior disclosure by the disclosing Party, as documented by the receiving Party’s business records;

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b)	is in the public domain by use and/or publication before its receipt from the disclosing Party, or thereafter enters the public domain through no fault of the receiving Party;

(c)	is subsequently disclosed to the receiving Party by a Third Party who may lawfully do so and is not under an obligation of confidentiality to the disclosing Party; or

(d)	is developed by the receiving Party independently of Confidential Information received from the disclosing Party, as documented by the receiving Party’s business records.

Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the receiving Party unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the receiving Party.

4.2	Permitted Disclosures. Notwithstanding Section 4.1, each Party shall be permitted to disclose Confidential Information, if such Confidential Information:

(a)	is disclosed by Merck (or its Affiliates or Related Parties) to governmental authorities or other Regulatory Authorities in order to obtain patents (subject to the terms and conditions of ARTICLE 7) or to gain or maintain approval to conduct Clinical Trials or to market Product, but such disclosure may be only to the extent reasonably necessary to obtain (i) Patent Rights claiming or covering any Program Nanobody, Compound or Product (or the Research, Development or Commercialization thereof) or (ii) authorizations for any Program Nanobody, Compound or Product;

(b)	is disclosed by Merck (or its Affiliates) to Related Parties, agent(s), consultant(s), and/or other Third Parties for any and all purposes Merck and its Affiliates deem necessary or advisable in the course of business in accordance with this Agreement (including the exercise of licenses granted to Merck hereunder) on the condition that such Third Parties agree to be bound by confidentiality and non-use obligations that substantially are no less stringent than those confidentiality and non-use provisions contained in this Agreement, provided that, in accordance with Section 2.3, if Merck engages a Third Party subcontractor to perform its Research Program activities, unless otherwise set forth in the applicable Work Plan, Merck shall not disclose to such Third Party subcontractor any Ablynx Background Know-How that is solely and specifically related to making or generating (including selection of and screening for) Program Nanobodies without obtaining the prior written consent of Ablynx (such consent not to be unreasonably withheld); or

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(c)	is deemed necessary by counsel to the receiving Party to be disclosed to such Party’s attorneys, independent accountants or financial advisors for the sole purpose of enabling such attorneys, independent accountants or financial advisors to provide advice to the receiving Party, on the condition that such attorneys, independent accountants and financial advisors agree to be bound by confidentiality and non-use obligations that substantially are no less stringent than those confidentiality and non-use provisions contained in this Agreement.

In addition, if a Party is required by judicial or administrative process or Applicable Law (including as may be required by obligations of public disclosure to investors as required by Applicable Law) to disclose Confidential Information that is subject to the non-disclosure provisions of Section 4.1 or Section 4.3, as applicable, such Party shall promptly inform the other Party of the disclosure that is being sought in order to provide the other Party an opportunity to challenge or limit the disclosure obligations. Confidential Information that is disclosed by judicial or administrative process or as required by Applicable Law shall remain otherwise subject to the confidentiality and non-use provisions of Section 4.1 and Section 4.3, as applicable, and the Party disclosing Confidential Information pursuant to law or court order or as required by Applicable Law shall take all steps reasonably necessary, including obtaining an order of confidentiality, to ensure the continued confidential treatment of such Confidential Information.

4.3	Ablynx Know-How. Without limiting the provisions of Section 4.1, Ablynx agrees to keep confidential, in accordance with Section 4.1, all Program Know-How which relates to any Program Nanobody, Compound or Product.

4.4

Publication. Unless agreed to otherwise in advance between the Parties or as expressly permitted herein (including as set forth in the last sentence of this Section 4.4), Ablynx (and its Affiliates) shall have no right to publish results of the Research Programs (including with respect to any Program Nanobodies, Compounds, Selected Targets or Products). As between the Parties, Merck shall have the sole right to publish results of the Research Program, including the right to publish the results or summaries of results of any clinical trials conducted hereunder with respect to a Product on Merck’s clinical trial register. Merck shall (i) give Ablynx reasonable time in advance to review and comment upon any such publication to the extent that such publication contains Ablynx Background Know-How or Ablynx Background Know-How Improvements which is Confidential Information of Ablynx (which comments Merck shall consider in good faith) and upon reasonable request by Ablynx remove any such Ablynx Background Know-How or Ablynx Background Know-How Improvements which is Confidential Information of Ablynx contained in such intended publication; and (ii) when making such publication, acknowledge the contribution any employees of Ablynx may have made to

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

the subject matter disclosed, in accordance with applicable scientific standards (including, standards for authorship of scientific publications, it being further understood that Merck shall consider in good faith, in accordance with such standards, any request by Ablynx that any of its employees is included as a co-author). For the avoidance of doubt, nothing in this Section 4.4 shall prevent Ablynx from disclosing (e.g. as part of its corporate or scientific presentations) any results of the Research Programs that have already been published by Merck or a Related Party or otherwise made part of the public domain (e.g. as part of a published patent application) by Merck.

4.5	Publicity/Use of Names. Except as otherwise expressly set forth herein (including as set forth in this Section 4.5), no disclosure of the existence, or the terms, of this Agreement may be made by either Party, and neither Party shall use the name, trademark, trade name or logo of the other Party, its Affiliates or their respective employees in any publicity, promotion, news release or disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other Party, except as may be required by Applicable Law; provided that in the event disclosure is required by Applicable Law, the disclosing Party shall use good faith efforts to give the non-disclosing Party an opportunity, with reasonable advance notice, to review and comment on any proposed disclosure.

4.5.1	Securities Filings. Each Party acknowledges that the other Party may be legally required to make public disclosures of certain material developments or material information generated under this Agreement (including the disclosure and achievement of milestones set forth in ARTICLE 5), in securities filings with the NYSE Euronext Bruxelles or the Securities and Exchange Commission, as the case may be. Each Party agrees that the other Party may make such disclosures as required by law, provided that the Party seeking such disclosure first provides the other Party a copy of the proposed disclosure, and provided further that if the other Party demonstrates to the reasonable satisfaction of the Party seeking disclosure, within […***…] of such Party’s providing the copy, that the public disclosure of previously undisclosed information will materially adversely affect the Research, Development and/or Commercialization of a Program Nanobody, Compound and/or Product, the Party seeking disclosure will remove from the disclosure such specific previously undisclosed information as the other Party shall reasonably request to be removed.

4.5.2

Press Release or Public Announcement. Ablynx may issue a press release on execution of this Agreement in the form set forth in Schedule 4.5. Thereafter, if Ablynx desires to issue a press release or make a public announcement concerning certain material developments or material information generated under this Agreement (including the disclosure and achievement of milestones set forth in ARTICLE 5), Ablynx shall provide Merck with the proposed text of such announcement for Merck’s prior review and approval, such approval not to be

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

unreasonably withheld; provided, however, that without Merck’s prior approval (but with reasonable prior notification to Merck), Ablynx may make a public announcement disclosing only the stage of development of the most advanced Product hereunder for a given Selected Target (i.e., such Product may be described only as (i) in pre-clinical development, (ii) in Phase I Clinical Trial, (iii) in Phase II Clinical Trial or (iv) in Phase III Clinical Trial, in each case, based on the last Research Milestone or Development Milestone which has been paid with respect to such Product, as applicable), but for clarity, Ablynx may not disclose any other information (for example, the identity of the applicable Selected Target or the structure of the applicable Product) without Merck’s prior consent. Merck shall have the right to make such announcements or issue such press releases by providing Ablynx with reasonable advance notice of the content thereof. The Parties agree that after a disclosure pursuant to subsection 4.5.1 or a press release pursuant to subsection 4.5.2, either Party may make subsequent public disclosures or issue a press release disclosing the same content without having to obtain the other Party’s prior approval.

4.6	Remedies. Each Party shall be entitled to seek, in addition to any other right or remedy it may have, at law or in equity, a temporary injunction, without the posting of any bond or other security, enjoining or restraining the other Party from any violation or threatened violation of this Article 4.

4.7	Redacted Version of Agreement. Upon request by either Party, which shall not be made until such time that a redacted version of this Agreement is reasonably required for the purposes contemplated by this Section 4.7, the Parties shall in good faith agree on a redacted version of this Agreement for disclosure to (i) strategic institutional investors and (ii) potential partners for a potential merger and/or acquisition transaction with respect to all or essentially all of the assets of the business of said Party to which this Agreement relates, and/or (iii) in the case of Merck, also to potential sublicensees; solely for the purpose of a due diligence with the object of obtaining investment by a strategic institutional investor or executing a merger and/or acquisition transaction with respect to all or essentially all of the assets of the business of said Party to which this Agreement relates or the execution of a sublicense, as applicable, and provided said strategic institutional investors and potential partners are bound to prior written obligations of confidentiality with respect to the disclosure of the redacted Agreement which are no less strict than the obligations of confidentiality under this ARTICLE 4. The redacted version shall be reasonably acceptable to both Parties and shall be suitable, to the extent reasonably required, for the right and purposes of this Section 4.7. Unless otherwise agreed by the Parties in writing, such redacted version shall not contain any financial conditions except for those contained in the press release set forth on Schedule 4.5 hereto. For clarity, once a given Person described in clauses (ii) or (iii) of the first sentence of this Section 4.7, as applicable, has completed the applicable transaction, the applicable Party shall be entitled to provide such Person with an unredacted version of this Agreement, provided said Person is bound to prior written obligations of confidentiality with respect to the disclosure of the Agreement which are no less strict than the obligations of confidentiality under this ARTICLE 4.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ARTICLE 5

PAYMENTS; ROYALTIES AND REPORTS.

5.1	Upfront Payment. In accordance with the terms and conditions contained herein, Merck shall pay to Ablynx, within […***…] following the Effective Date, a non-refundable upfront payment in the amount of Twenty Million Euros (€20,000,000).

5.2	Additional payments for a Target Substitution or Target Addition.

5.2.1	Upon any Target Substitution becoming effective (in accordance with Section 2.5.2), Merck shall pay to Ablynx any Target Reimbursement Payment in respect of said Target Substitution due under Section 2.5.8.

5.2.2	Upon any Target Addition becoming effective (in accordance with Section 2.5.5), Merck shall pay to Ablynx (i) any Target Reimbursement Payment in respect of said Target Addition due under Section 2.5.8; and (ii) amount of […***…] Euro (€[…***…],-) for each Added Target Combination (as defined in Section 2.5.4), respectively, that is added to a Work Plan in accordance with Sections 2.5.4 and 2.5.5.. As the total number of Added Target Combinations that can be added to the Research Program under Section 2.5.4 is […***…], the total amount payable by Merck under paragraph (ii) of the preceding sentence shall not exceed […***…] Euro (€[…***…],-).

5.2.3	Merck shall pay any amount(s) invoiced under this Section 5.2 within […***…] days from receipt of the relevant invoice, which Ablynx shall send as soon as practicable after the relevant updated Work Plan has been approved in accordance with Section 2.5.2 or 2.5.5, respectively..

5.3	FTE Funding under the Research Program.

5.3.1	General. In consideration for Ablynx’s provision of FTEs for the performance of its obligations under the Research Program, upon the terms and conditions contained herein, Merck shall pay to Ablynx the applicable FTE Rate per year during the Research Program Term for each FTE provided by Ablynx in accordance with this Section 5.3. The number of FTEs to be provided by Ablynx for the performance of each of the Research Programs per Research Term Year shall be set forth in the applicable Work Plan; provided, however, that the Committee shall have the right to revise the number of FTEs in accordance with Section 0. […***…].

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5.3.2	Reporting and Reconciliation. Ablynx shall, within […***…] following the end of the first Research Term Year during the Research Program Term and thereafter […***…] following that date, deliver to Merck a written report detailing the number of FTEs actually utilized during said Research Term Year for the performance of Research Program activities under such Research Program, including a description of the activities performed (and Merck shall have the right to audit Ablynx’s records in connection therewith in accordance with Section 5.8, mutatis mutandis). […***…], then at the end of said Research Term Year, Ablynx shall invoice Merck for the additional FTEs actually utilized during said Research Term Year in accordance with the applicable FTE rate, and Merck shall pay the invoiced amount within […***…] from receipt of said invoice. For clarity, in no event shall Ablynx be entitled to receive payment for (and Ablynx shall be solely responsible for) any and all FTEs which are in excess of the number of FTEs authorized to be utilized to conduct the Research Program activities during such period as set forth in the applicable Work Plans.

5.4	Invoicing and payments for FTE Funding. Ablynx shall send Merck the written invoice for the FTE funding under Section 5.3.1 for the first Research Term Year as soon as practicable after the Effective Date. The anticipated […***…] invoices for the FTE funding under Section 5.3.1 for the second and subsequent Research Term Years will be sent together with written reports referred to in Section 5.3.2. Merck shall pay the invoiced amounts within […***…] from receipt of said invoice. If, based on the report provided under Section 5.3.2, Merck contests the reporting of the number of FTEs reported for the preceding Research Term Year, Merck shall (i) pay the non-contested amount of the FTE funding invoiced within […***…] from receipt of said invoice; and (ii) pay any remaining amount as soon as possible after any contested amount has been resolved.

5.5	Milestone Payments.

5.5.1	Research and Development Milestones. Subject to the terms and conditions of this Agreement Merck shall pay to Ablynx the following milestone payments:

Proof of Concept Milestone*

Event	Milestone Payment
[...***... ]	€3.5 million

[…***…]

Research Milestones**

Event	Milestone Payment (if any)
[...***...]	€2.5 million

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[…***…]

Development Milestones***
Event	Milestone Payment for [...***...]	Milestone Payment for [...***...]
Initiation of the first Phase I Clinical Trial for the Product in the Field for use against the applicable Selected Target (“Phase I Milestone”)	[...***...]	[...***...]
Initiation of the first Phase II Clinical Trial for the Product in the Field for use against the applicable Selected Target	[...***...]	[...***...]
Initiation of the first Phase III Clinical Trial for the Product in the Field for use against the applicable Selected Target (“Phase III Milestone”)	[...***...]	[...***...]

[…***…]

Merck shall notify Ablynx in writing within […***…] following the achievement of each milestone, and shall make the appropriate milestone payment within […***…] after the achievement of such milestone.

5.5.2	Sales Milestones. Subject to the terms and conditions of this Agreement, Merck shall pay to Ablynx the following milestone payments, on a Per-Target-Basis, for a Product for which Merck achieves the following milestone events hereunder against a given Selected Target during the term of this Agreement:

Event	For each given Target or Target Combination on a Per-Target-Basis
	Payment Amount for [...***...]	Payment Amount for [...***...]
First Commercial Sales Milestones
First Commercial Sale of the Product in the Field in the United States for use against the applicable Target or Target Combination	[...***...]	[...***...]
First Commercial Sale of the Product in the Field in the first Primary Country for use against the applicable Target or Target Combination	[...***...]	[...***...]
Subsequent Sales Milestones
First achievement of Net Sales of the Product in the Territory in the Field in a single given Calendar Year exceeding $[…***…] Dollars for such Calendar Year for use against the applicable Target or Target Combination	[...***...]	[...***...]
First achievement of Net Sales of the Product in the Territory in the Field in a single given Calendar Year exceeding $[…***…] Dollars for such Calendar Year for use against the applicable Target or Target Combination	[...***...]	[...***...]
First achievement of Net Sales of the Product in the Territory in the Field in a single given Calendar Year exceeding $[…***…] Dollars for such Calendar Year for use against the applicable Selected Target	[...***...]	[...***...]

[…***…]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5.6	Royalties.

5.6.1	Royalties Payable By Merck. Subject to the terms and conditions of this Agreement, Merck shall pay Ablynx royalties, calculated on a Product-by-Product basis, as set forth in this Section 5.6.

5.6.2	Patent Royalties. Subject to the other provisions of this Section 5.6, on a Product-by-Product basis, Merck shall pay Ablynx royalties in an amount equal to the following percentage of Net Sales of a given Product sold by Merck or its Related Parties in a given Calendar Year in countries in the Territory, provided that such sale of such Product would infringe a Valid Patent Claim in the country of sale, but for the license grant under this Agreement:

(a)	[…***…] percent ([…***…]%) of such Net Sales of such Product in the Territory in a given Calendar Year for the portion of Net Sales up to and including Net Sales of […***…] Dollars ($[…***…]);

(b)	[…***…] percent ([…***…]%) of such Net Sales of such Product in the Territory in a given Calendar Year for the portion of such Net Sales exceeding […***…] Dollars ($[…***…]) up to and including […***…] Dollars ($[…***…]);

(c)	[…***…] percent ([…***…]%) of such Net Sales of such Product in the Territory in a given Calendar Year for the portion of such Net Sales exceeding […***…] Dollars ($[…***…]) up to and including […***…] Dollars ($[…***…]); and

(d)	[…***…] percent ([…***…]%) of such Net Sales of such Product in the Territory in a given Calendar Year for the portion of such Net Sales exceeding […***…] Dollars ($[…***…]).

[…***…].

5.6.3	Know-How Royalty. Notwithstanding the provisions of Section 5.6.2, on a Product-by-Product basis, in countries in the Territory where the sale of such Product by Merck or its Related Parties would not infringe a Valid Patent Claim, but for the license grant under this Agreement, Merck shall pay royalties on Net Sales of such Product sold by Merck or its Related Parties in a given Calendar Year in such countries at royalty rates that shall be set at […***…] percent ([…***…]%) of the applicable royalty rate determined according to Section 5.6.2, mutatis mutandis, and for clarity, the last paragraph of Section 5.6.2 shall apply.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5.6.4	Exclusion of Royalties on the First […***…] Dollars of Net Sales for a Given Product. Notwithstanding the provisions of Section 5.6.2 or 5.6.3, on a Product-by-Product basis, (i) no royalties shall be payable by Merck hereunder pursuant to Section 5.6.2 or 5.6.3 on the first […***…] Dollars ($[…***…]) of Net Sales of such Product in the Territory (under Section 5.6.2 and 5.6.3 combined), provided that, solely for purposes of determining whether the royalty tiers for purposes of Section 5.6.2 and 5.6.3 have been reached for the applicable Calendar Year, said first […***…] Dollars ($[…***…]) of Net Sales of such Product shall be included in the calculation of the total Net Sales (even though no royalties are due on said first […***…] Dollars ($[…***…]) of Net Sales). For clarity, the foregoing shall apply separately for each separate Product.

[…***…]

5.6.5	Royalty Calculation and Royalty Period. Royalties on a given Product at the rates set forth above shall, on a Product-by-Product basis, commence on the date that aggregate Net Sales (meaning total of all Net Sales for the applicable Product following First Commercial Sale of said Product) of such Product in the Territory for the first time exceeds […***…]Dollars ($[…***…]) (in accordance with Section 5.6.4) and shall continue on a Product-by-Product and country-by-country basis until the expiration of the later of: (i) the last-to-expire Valid Patent Claim that would be infringed by the sale of such Product in such country or (ii) the period of […***…]following the First Commercial Sale of such Product in such country (the “Royalty Period”). […***…].

5.6.6	Compulsory Licenses. If a compulsory license is granted to a Third Party with respect to Product in any country in the Territory with a royalty rate lower than the royalty rate provided by Section 5.6.2 or 5.6.3, as applicable, and there has been a first commercial sale by or on behalf of said Third Party (determined according to the same standard as set forth in Section 1.33 for the First Commercial Sale of Products) of a product, then the royalty rate to be paid by Merck on Net Sales in that country under Section 5.6.2 and 5.6.3, as applicable, shall be reduced to the rate paid by the compulsory licensee.

5.6.7	[…***…].

5.7

Reports; Payment of Royalty. During the term of this Agreement following the First Commercial Sale of a Product, Merck shall furnish to Ablynx a quarterly written report for the Calendar Quarter showing the Net Sales of all Products subject to royalty payments, if any, sold by Merck and its Related Parties in the Territory during the reporting period and the royalties payable under this Agreement (including, in reasonable

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

detail, any credit taken in said Calendar Quarter for […***…] as well as any carry forward of such credit to the next Calendar Quarter). Reports shall be due […***…] following the close of each Calendar Quarter. Royalties shown to have accrued by each royalty report shall be due and payable on […***…]. Merck shall keep complete and accurate records in sufficient detail to enable the royalties payable hereunder to be determined.

5.8	Audits.

5.8.1	Upon the written request of Ablynx and not more than […***…], Merck shall permit an independent certified public accounting firm of nationally recognized standing selected by Ablynx and reasonably acceptable to Merck, at Ablynx’s expense, to have access during normal business hours (and at the premises of Merck or its Affiliate where such records are usually kept) to such records as may be reasonably necessary to verify the accuracy of the royalty reports hereunder for any Calendar Year ending not more than […***…] prior to the date of such request. The accounting firm shall disclose to Ablynx only whether the royalty reports are correct or incorrect and the amount of any discrepancy. No other information shall be provided to Ablynx.

5.8.2	If such accounting firm identifies a discrepancy made during such period, the appropriate Party shall pay the other Party the amount of the discrepancy within […***…] of the date Ablynx delivers to Merck such accounting firm’s written report so correctly concluding, or as otherwise agreed upon by the Parties. The fees charged by such accounting firm shall be paid by […***…].

5.8.3	[…***…].

5.8.4	Notwithstanding anything to the contrary contained herein, […***…], the calculation of royalties payable with respect to such Calendar Year shall be binding and conclusive upon Ablynx, and Merck and its Related Parties shall be released from any liability or accountability with respect to royalties for such Calendar Year. The foregoing shall not apply to any discrepancies in royalties calculated or paid, or any discrepancies or mistakes in royalty reports, in each case, that are the result of gross negligence or willful misconduct by Merck or any Related Party.

5.8.5	Ablynx shall treat all financial information subject to review under this Section 5.8 (or under any sublicense agreement) in accordance with the confidentiality and non-use provisions of this Agreement, and shall cause its accounting firm to enter into an acceptable confidentiality agreement with Merck and/or its Related Parties obligating it to retain all such information in confidence pursuant to such confidentiality agreement.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5.9	Exchange Rate. All payments to be made by Merck to Ablynx under this Agreement shall be made in United States dollars (provided that those payments which are expressly set forth in Euros in Sections 2.11, 5.1, 5.2, 5.3, 5.5 and 5.6, as applicable, shall be payable in Euros) and may be paid by check made to the order of Ablynx or bank wire transfer in immediately available funds to such bank account (as such bank account is provided by Ablynx in Schedule 5.9, which bank account may be updated in writing from time to time by Ablynx if required). In the case of sales outside the United States, the rate of exchange to be used in computing the monthly amount of currency equivalent in Dollars due Ablynx shall be made at the monthly rate of exchange utilized by Merck in its worldwide accounting system (or such other globally accepted standard as Merck may choose from time-to-time), prevailing on the third to the last business day of the month preceding the month in which such sales are recorded by Merck.

5.10	Income Tax Withholding. […***…].

5.11	VAT. […***…].

5.12	[…***…] Third Party Licenses. Notwithstanding anything to the contrary contained herein, […***…] shall be solely responsible for satisfying all costs and payments of any kind (including all upfront fees, annual payments, milestone payments and royalty payments) arising under any license or other grant of rights from a Third Party to […***…] (or any of its Affiliates), including under the […***…], which payments arise as a result of any activities hereunder.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES.

6.1	Representations and Warranties of Each Party. Each Party represents and warrants to the other Party that as of the Effective Date:

6.1.1	Corporate Power. Such Party is duly organized and validly existing under the laws of the state of its organization and has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder.

6.1.2	Due Authorization and Execution. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the necessary corporate actions of such Party. This Agreement has been duly executed by such Party. This Agreement and any other documents contemplated hereby constitute valid and legally binding obligations of such Party enforceable against it in accordance with their respective terms, except to the extent that enforcement of the rights and remedies created thereby is subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application affecting the rights and remedies of creditors.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.1.3	Non-Contravention. The execution, delivery and performance by such Party of this Agreement and any other agreements and instruments contemplated hereunder will not (i) in any material respect violate any statute, regulation, judgment, order, decree or other restriction of any governmental authority to which such Party is subject, (ii) violate any provision of the corporate charter, by-laws or other organizational documents of such Party, or (iii) constitute a material violation or breach by such Party of any provision of any material contract, agreement or instrument to which such Party is a party or to which such Party may be subject although not a party (including, with respect to Ablynx, the Ablynx Third Party License Agreements).

6.2	Additional Ablynx Representations and Warranties. Ablynx represents and warrants to Merck that as of the Effective Date:

6.2.1	Schedules 1.3-A to 1.3-C sets forth a true, correct and complete list of Ablynx Patent Rights and such schedule contains all application numbers and filing dates, registration numbers and dates, jurisdictions and owners. To the best of Ablynx’s knowledge, the Ablynx Patent Rights and the Ablynx Know-How constitute all intellectual property owned or otherwise Controlled (through license or otherwise) by Ablynx (or any of its Affiliates) that are necessary or useful to Research, Develop or Commercialize the Program Nanobodies, Compounds and/or Products against: (i) in case of Schedule 1.3-A: the Target […***…] or are otherwise related to the Target […***…] or the performance of the […***…] Research Program; (ii) in case of Schedule 1.3-B: the […***…] Target Combinations (as envisaged under Work Plan 2 as of the Effective Date) or are otherwise related to the […***…] Target Combinations (as envisaged under Work Plan 2 as of the Effective Date) or the performance of the PD1 Research Program (as envisaged under Work Plan 2 as of the Effective Date); (iii) in case of Schedule 1.3-C: the Selected Multispecific Target Combinations (as envisaged under Work Plan 3 as of the Effective Date) or are otherwise related to the Selected Multispecific Target Combinations (as envisaged under Work Plan 3 as of the Effective Date) or the performance of the Multispecific Research Program (as envisaged under Work Plan 3 as of the Effective Date). In case of any updates of Work Plan 2 after the Effective Date, Schedule 1.3-B will be updated to reflect any changes to the […***…] Target Combinations under Work Plan 2 and Schedule 1.3-B will be updated to reflect any changes to the Selected Multispecific Target Combinations under Work Plan 3.

6.2.2	all Patent Rights within the Ablynx Patent Rights are in full force and effect and to the best of Ablynx’s knowledge as of the Effective Date, the Ablynx Patent Rights and Ablynx Know-How exist and are not invalid or unenforceable, in whole or in part;

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.2.3	it has the full right, power and authority to enter into this Agreement, to perform the activities hereunder (including the Research Programs) and to grant the licenses granted hereunder (including under Section 3.1);

6.2.4	it (and its Affiliates) has not previously (i) assigned, transferred, conveyed or otherwise encumbered its right, title and/or interest in Ablynx Patent Rights or Ablynx Know-How or the Ablynx Licensed Trademark, or (ii) otherwise granted any rights to any Third Parties (including through its agreement with its Third Party Partner with regard to the Reserved […***…] Target Combination) that would conflict with the rights granted to Merck hereunder, and, to the best of Ablynx’s knowledge, there is no (x) Commercially Relevant unauthorized use or misappropriation of any Ablynx Know-How or Ablynx Licensed Trademark or (y) Commercially Relevant infringement of any Ablynx Patent Rights, provided that in each case of (x) and (y), any such non-Commercially Relevant activities shall not have any adverse impact on the rights granted to Merck hereunder;

6.2.5	it is the sole and exclusive owner (or sole and exclusive licensee in the field of prediction, diagnosis, prevention and treatment of diseases in animals and human beings, pursuant to the Ablynx Third Party License Agreement, with respect to those Ablynx Patent Rights that are expressly identified in Schedule 1.3 as being in-licensed by Ablynx from the Flemish Institute of Biotechnology (VIB)) of the Ablynx Patent Rights and Ablynx Know-How, all of which are (and shall be) free and clear of any liens, charges and encumbrances, and no other person, corporate or other private entity, or governmental entity or subdivision thereof, has or shall have any claim of ownership whatsoever with respect to the Ablynx Patent Rights and Ablynx Know-How;

6.2.6	To the best of Ablynx’s knowledge, the exercise of the license granted to Merck under the Ablynx Patent Rights and Ablynx Know-How and the Ablynx Licensed Trademark does not interfere with, infringe or misappropriate any intellectual property rights owned or possessed by any Third Party. Also, to the extent that Ablynx is aware as of the Effective Date, the Research, Development and/or Commercialization of Program Nanobodies, Compounds and Products, do not interfere with, infringe or misappropriate any intellectual property rights owned or possessed by any Third Party;

6.2.7	There are no claims, judgments or settlements against or owed by Ablynx (or any of its Affiliates) and no pending (or, to the best of Ablynx’s knowledge, threatened) claims or litigation relating to the Ablynx Patent Rights and/or Ablynx Know-How and/or Ablynx Licensed Trademark and/or Program Nanobodies, Compounds and/or Products;

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.2.8	with respect to the Ablynx Licensed Trademark, (i) the Ablynx Licensed Trademark is a registered Trademark of Ablynx, (ii) the Ablynx Licensed Trademark is in full force and effect throughout the Territory and to the to the best of Ablynx’s knowledge, the Ablynx Licensed Trademark exists and has not been declared invalid or unenforceable, in whole or in part, anywhere in the Territory and (iii) Ablynx is the sole and exclusive owner of the Ablynx Licensed Trademark throughout the Territory, and no other person, corporate or other private entity, or governmental entity or subdivision thereof, has or shall have any claim of ownership whatsoever with respect to the Ablynx Licensed Trademark.

6.2.9	Ablynx has disclosed to Merck all material information in the possession or control of Ablynx (or any of its Affiliates) as of the Effective Date regarding (i) the […***…] Research Program, the Target […***…] and/or Program Nanobodies, Compounds or Products directed towards the same and/or (ii) the Ablynx Patent Rights (as and to the extent that they pertain to the […***…] Research Program, the Target […***…] and/or Program Nanobodies, Compounds or Products directed towards the same) and Ablynx Know-How (as and to the extent that it pertains to the […***…] Research Program, the Target […***…] and/or Program Nanobodies, Compounds or Products directed towards the same) licensed under this Agreement, including (a) any licenses and material agreements related to the Ablynx Patent Rights, Ablynx Know-How, the Target […***…], Program Nanobodies, Compounds and/or Products, and (b) any safety or efficacy information related to the Target […***…] and/or Program Nanobodies, Compounds and/or Products directed towards the same;

6.2.10	Ablynx has disclosed to Merck the existence of any patent opinions related to the Ablynx Patent Rights (as and to the extent that they pertain to the activities contemplated for the […***…] Research Program and/or the Target […***…] and/or Program Nanobodies, Compounds or Products directed towards the same) or Ablynx Know-How (as and to the extent that it pertains to the activities contemplated for the […***…] Research Program and/or the Target […***…] and/or Program Nanobodies, Compounds or Products directed towards the same) licensed under this Agreement;

6.2.11	Ablynx has disclosed to Merck (i) all material information and data of which Ablynx is aware as of the Effective Date related to the […***…] Research Program, the Target […***…] and/or Program Nanobodies, Compounds or Products directed against the Target […***…], and (ii) all material correspondences to/from any Regulatory Authority related to the […***…] Research Program, the Target […***…] and/or Program Nanobodies, Compounds or Products directed against the Target […***…] of which Ablynx is aware as of the Effective Date; in each case, regardless of whether such data and information would have a positive, negative or neutral impact on the potential commercial, scientific or strategic value or attractiveness of the […***…] Research Program, the Target […***…] and/or Program Nanobodies, Compounds or Products directed against the Target […***…].

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.2.12	With the exception of Ablynx’s agreements with its Third Party Partners, Ablynx has disclosed to Merck all material information in the Control of Ablynx (or any of its Affiliates) as of the Effective Date regarding (i) the PD1 Research Program, the […***…] Target Combinations under Work Plan 2 and/or Program Nanobodies, Compounds or Products directed towards the same and/or (ii) the Ablynx Patent Rights (as and to the extent that they pertain to the PD1 Research Program, the […***…] Target Combinations under Work Plan 2 and/or Program Nanobodies, Compounds or Products directed towards the same) and Ablynx Know-How (as and to the extent that it pertains to the PD1 Research Program, the […***…] Target Combinations under Work Plan 2 and/or Program Nanobodies, Compounds or Products directed towards the same) licensed under this Agreement, including (a) any licenses and material agreements related to the Ablynx Patent Rights, Ablynx Know-How, any […***…] Target Combination that is the subject of any Research and/or Development activities under this Agreement, Program Nanobodies, Compounds and/or Products, and (b) any safety or efficacy information related to the […***…] Target Combinations under Work Plan 2 and/or Program Nanobodies, Compounds and/or Products directed towards the same (again, with respect to all of the foregoing, to the extent that the same is Controlled by Ablynx. Also, for clarity, it is acknowledged and agreed that the second sentence of Section 2.7.1 [“For the avoidance of doubt…”] shall apply);

6.2.13	[…***…], Ablynx has disclosed to Merck the existence of any patent opinions related to the Ablynx Patent Rights (as and to the extent that they pertain to the activities contemplated for the PD1 Research Program and/or the […***…] Target Combinations under Work Plan 2 and/or Program Nanobodies, Compounds or Products directed towards the same) or Ablynx Know-How (as and to the extent that it pertains to the activities contemplated for the PD1 Research Program and/or the […***…] Target Combinations under Work Plan 2 and/or Program Nanobodies, Compounds or Products directed towards the same) licensed under this Agreement (again, with respect to all of the foregoing, to the extent that the same is Controlled by Ablynx. Also, for clarity, it is acknowledged and agreed that the second sentence of Section 2.7.1 [“For the avoidance of doubt…”] shall apply);

6.2.14

[…***…] Ablynx has disclosed to Merck (i) all material information and data of which Ablynx is aware as of the Effective Date related to the PD1 Research Program, the […***…] Target Combinations under Work Plan 2 and/or Program Nanobodies, Compounds or Products directed against the […***…] Target Combinations under Work Plan 2, and (ii) all material correspondences to/from

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

any Regulatory Authority related to the PD1 Research Program, the […***…] Target Combinations under Work Plan 2 and/or Program Nanobodies, Compounds or Products directed against the […***…] Target Combinations under Work Plan 2 of which Ablynx is aware as of the Effective Date; in each case, regardless of whether such data and information would have a positive, negative or neutral impact on the potential commercial, scientific or strategic value or attractiveness of the PD1 Research Program, the […***…] Target Combinations under Work Plan 2 and/or Program Nanobodies, Compounds or Products directed against the […***…] Target Combinations under Work Plan 2 (again, with respect to all of the foregoing, to the extent that the same is Controlled by Ablynx. Also, for clarity, it is acknowledged and agreed that the second sentence of Section 2.7.1 [“For the avoidance of doubt…”] shall apply).

6.2.15	Ablynx has disclosed to Merck all material information in the Control of Ablynx (or any of its Affiliates) as of the Effective Date regarding (i) the Multispecific Research Program, the Selected Multispecific Target Combinations and/or Program Nanobodies, Compounds or Products directed towards the same and/or (ii) the Ablynx Patent Rights (as and to the extent that they pertain to the Multispecific Research Program, the Selected Multispecific Target Combinations and/or Program Nanobodies, Compounds or Products directed towards the same) and Ablynx Know-How (as and to the extent that it pertains to the Multispecific Research Program, the Selected Multispecific Target Combinations and/or Program Nanobodies, Compounds or Products directed towards the same) licensed under this Agreement, including (a) any licenses and material agreements related to the Ablynx Patent Rights, Ablynx Know-How, any Selected Multispecific Target Combination that is the subject of any Research and/or Development activities under this Agreement, Program Nanobodies, Compounds and/or Products, and (b) any safety or efficacy information related to the Selected Multispecific Target Combinations and/or Program Nanobodies, Compounds and/or Products directed towards the same;

6.2.16	[…***…], Ablynx has disclosed to Merck the existence of any patent opinions related to the Ablynx Patent Rights (as and to the extent that they pertain to the activities contemplated for the Multispecific Research Program and/or the Selected Multispecific Target Combinations and/or Program Nanobodies, Compounds or Products directed towards the same) or Ablynx Know-How (as and to the extent that it pertains to the activities contemplated for the Multispecific Research Program and/or the Selected Multispecific Target Combinations and/or Program Nanobodies, Compounds or Products directed towards the same) licensed under this Agreement;

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.2.17	[…***…], Ablynx has disclosed to Merck (i) all material information and data of which Ablynx is aware as of the Effective Date related to the Multispecific Research Program, the Selected Multispecific Target Combinations and/or Program Nanobodies, Compounds or Products directed against the Selected Multispecific Target Combinations, and (ii) all material correspondences to/from any Regulatory Authority related to the Multispecific Research Program, the Selected Multispecific Target Combinations and/or Program Nanobodies, Compounds or Products directed against the Selected Multispecific Target Combinations of which Ablynx is aware as of the Effective Date; in each case, regardless of whether such data and information would have a positive, negative or neutral impact on the potential commercial, scientific or strategic value or attractiveness of the Multispecific Research Program, the Selected Multispecific Target Combinations and/or Program Nanobodies, Compounds or Products directed against the Selected Multispecific Target Combinations.

6.2.18	Ablynx has obtained all necessary consents, approvals and authorizations of all governmental authorities and other Persons required to be obtained by it as of the Effective Date, as applicable, in connection with the execution, delivery and performance of this Agreement;

6.2.19	neither Ablynx nor any of its Affiliates has obtained, or filed for, any INDs, NDAs or Marketing Authorizations for any Program Nanobodies, Compounds or Products, and, to the best of Ablynx’s knowledge, no other Person has obtained, or filed for, any INDs, NDAs or Marketing Authorizations for any Program Nanobodies, Compounds or Products;

6.2.20	Ablynx (and its Affiliates) has not employed or otherwise used in any capacity, and will not employ or otherwise use in any capacity, the services of any Person debarred under United States law, including under Section 21 USC 335a or any foreign equivalent thereof, with respect to the Program Nanobodies, Compounds or Products or otherwise in performing any portion of the Research Program.

6.2.21	all Research and Development (including non-clinical studies and Clinical Studies) related to the Program Nanobodies, Compounds and/or Products prior to the Effective Date has been conducted in accordance with all Applicable Laws;

6.2.22	other than the Ablynx Third Party License Agreements, there are no agreements (including any licenses), written or oral, granting any licenses or other rights to (or from) Ablynx (or any of its Affiliates) relating to (i) the Selected Targets, Program Nanobodies, Compounds or Products; or (ii) the Ablynx Know-How (as and to the extent that it is Controlled by Ablynx and it pertains to the Selected Targets or Program Nanobodies, Compounds or Products directed towards the same); or (iii) Ablynx Patent Rights (as and to the extent that they are Controlled by Ablynx and pertain to the Selected Targets or Program Nanobodies, Compounds or Products directed towards the same);

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.2.23	all employees of and consultants for Ablynx who have prior to the Effective Date performed any activities on its behalf in connection with research regarding the Ablynx Know-How to the extent that the same is Controlled by Ablynx, , Program Nanobodies, Compounds or Products, have assigned to Ablynx the whole of their rights in any intellectual property made, discovered or developed by them as a result of such research, and no Third Party has any rights to any such intellectual property made, discovered or developed by them as a result of such research;

6.2.24	with respect to each Ablynx Third Party License Agreement, (i) it is in full force and effect; (ii) neither Ablynx nor any of its Affiliates is in breach thereof; (iii) neither Ablynx nor any of its Affiliates has received any notice of breach or notice of threatened breach thereof; and (iv) neither Ablynx nor any of its Affiliates has received any notice from the counterparty to such Ablynx Third Party License Agreement of intent to reduce the scope of the field thereof or render any of the licenses thereunder non-exclusive, and no event, act or omission has occurred which could give rise to the right of the counterparty to such Ablynx Third Party License Agreement to reduce the scope of the field thereof or render any of the licenses thereunder non-exclusive; and

6.2.25	all information and data provided by or on behalf of Ablynx to Merck on or before the Effective Date in contemplation of this Agreement was and is true and accurate and complete in all material respects, and Ablynx has not disclosed, failed to disclose, or cause to be disclosed, any information or data that would reasonably be expected to cause the information and data that has been disclosed to be misleading in any material respect.

6.3	Ablynx Covenants.

6.3.1	Ablynx Employees and Consultants. All employees and consultants of Ablynx or any of its Affiliates who shall be involved in the Research Program have signed employment or consulting agreements, respectively, with Ablynx or the relevant Affiliate of Ablynx that oblige such employees or consultants to assign to Ablynx or the relevant Affiliate all rights to any Program Know-How that they may have as inventor of the same.

6.3.2

Ablynx Third Party License Agreement. Ablynx represents and warrants to Merck that it has provided to Merck in writing prior to the Effective Date a true, correct and complete copy of each Ablynx Third Party License Agreement, and such copy includes any and all amendments, restatements, side letters, and other modifications thereto, as such Ablynx Third Party License Agreement is in effect as of the Effective Date. Ablynx further covenants and agrees that during the Term of this Agreement, (a) it will satisfy all of its obligations under (including making all payments), and take all steps necessary to maintain in full force and effect, each Ablynx Third Party License Agreement; (b) it will not assign (except

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

-an assignment to a party to which this Agreement has been assigned as permitted under Section 10.2), amend, restate, amend and restate, terminate in whole or in part, or otherwise modify any Ablynx Third Party License Agreement without the prior written consent of Merck; (c) it will provide Merck with prompt notice of any claim of a breach under any Ablynx Third Party License Agreement or notice of termination of any Ablynx Third Party License Agreement, made by either Ablynx or the counterparty to any Ablynx Third Party License Agreement (or any party acting on behalf of such counterparty) and (d) it will promptly send to Merck copies of all other material correspondence to or from the counterparty to any Ablynx Third Party License Agreement related to such Ablynx Third Party License Agreement. For the purposes of clarity, Ablynx (and not Merck) shall be responsible for all of the financial and other obligations of Ablynx (and/or any of its Affiliates) under each Ablynx Third Party License Agreement, including any and all financial obligations thereunder with respect to Net Sales of Merck and its Related Parties.

6.4	DISCLAIMER. EACH PARTY HEREBY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREIN NOT EXPRESSLY MADE IN THIS AGREEMENT TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LAWS, INCLUDING WITH RESPECT TO THE PROGRAM NANOBODIES, COMPOUNDS, PRODUCTS, OR ANY TECHNOLOGY OR OTHER INTELLECTUAL PROPERTY LICENSED OR GRANTED UNDER THIS AGREEMENT, INCLUDING (I) ANY WARRANTY OF NON-INFRINGEMENT, QUALITY, PERFORMANCE, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE; (II) ANY WARRANTY THAT A RESEARCH PROGRAM WILL RESULT IN THE SUCCESSFUL DISCOVERY OF A PROGRAM NANOBODY OR COMPOUND OR THAT ANY PROGRAM NANOBODY RESULTING FROM A RESEARCH PROGRAM CAN BE SUCCESSFULLY DEVELOPED INTO ANY PRODUCT OR THAT ANY PRODUCT CAN BE SUCCESSFULLY COMMERCIALIZED; AND (III) ANY WARRANTY THAT ANY PATENT RIGHTS REFERRED TO IN THIS AGREEMENT WILL BE GRANTED, VALID OR ENFORCEABLE. FOR THE AVOIDANCE OF DOUBT, NOTHING CONTAINED IN THIS SECTION 6.4 SHALL OPERATE TO LIMIT OR INVALIDATE ANY EXPRESS WARRANTY CONTAINED HEREIN.

ARTICLE 7

IP OWNERSHIP, PATENT PROVISIONS.

7.1	Ownership of Program Know-How.

7.1.1	Ownership. Inventorship of Program Know-How shall be determined in accordance with United States patent laws (regardless of where the applicable activities occurred). Notwithstanding the foregoing, all right, title and interest in and to any and all Program Know-How, including any and all Program Patent Rights solely and exclusively related thereto, shall be determined in accordance with the following terms and conditions:

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(a)	Ablynx Background Know-How Improvements shall be owned solely by Ablynx (and shall be treated as Ablynx Background Know-How for purposes of this Agreement);

(b)	Merck Background Know-How Improvements shall be owned solely by Merck (and shall be treated as Merck Background Know-How for purposes of this Agreement);

(c)	Program Specific Deliverables and Program Specific Results shall be owned solely by Merck; and

(d)	Miscellaneous Inventions shall be owned based on inventorship (i.e., (i) Miscellaneous Inventions that are conceived, discovered, and/or reduced to practice solely by one or more employees, agents or consultants of Ablynx, its Affiliates, or its subcontractors, shall be owned by Ablynx (the “Ablynx Miscellaneous Know-How”), (ii) Miscellaneous Inventions that are conceived, discovered, and/or reduced to practice solely by one or more employees, agents or consultants of Merck, its Affiliates, or its subcontractors, shall be owned by Merck (the “Merck Miscellaneous Know-How”), and (iii) Miscellaneous Inventions that are conceived, discovered, and/or reduced to practice by one or more employees, agents or consultants of Ablynx or its Affiliates or its subcontractors together with one or more employees, agents or consultants of Merck, its Affiliates or its subcontractors, shall be jointly owned by Merck and Ablynx (“Joint Miscellaneous Know-How”). For the avoidance of doubt, “Miscellaneous Inventions” shall not include the Program Specific Deliverables and Program Specific Results, which are governed by paragraph (c) of this Section 7.1.1.

7.1.2	Disputes. In the event of a dispute regarding ownership or inventorship, the Parties shall establish a procedure to resolve such dispute, which may include engaging independent Third Party patent attorneys jointly selected by the Parties to resolve such dispute. The cost of the same shall be […***…].

7.1.3

Disclosure. Subject to Section 4.1(c), Ablynx shall as soon as reasonably practicable disclose to Merck in writing the conception, discovery or reduction to practice of any Merck Background Know How Improvements that are conceived, discovered or reduced to practice by Ablynx or its employees in the course of the Research Programs or thereafter. Merck shall as soon as reasonably practicable disclose to Ablynx in writing the conception, discovery or reduction to practice of

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

any Ablynx Background Know How Improvements that are conceived, discovered or reduced to practice by Merck or its employees. Each Party shall as soon as reasonably practicable disclose to the other Party in writing the conception, discovery or reduction to practice of any Miscellaneous Inventions that are conceived, discovered or reduced to practice by said Party or its employees in the course of the Research Programs or thereafter. With respect to the disclosure of Program Specific Deliverables and Program Specific Results, Section 2.2.2 shall apply. For the avoidance of doubt, unless required by Section 2.7.4, Merck shall not be under any obligation to disclose to Ablynx any Merck Background Know How Improvements that are conceived, discovered or reduced to practice by Merck or its employees. Similarly, unless required by Section 2.7.1, 2.7.2 or 2.7.3, Ablynx shall not be under any obligation to disclose to Merck any Ablynx Background Know How Improvements that are conceived, discovered or reduced to practice by Ablynx or its employees.

7.1.4	Assignment of Interests to Effectuate Ownership. With respect to any Program Know-How, including any and all Program Patent Rights solely and exclusively related thereto, each of Ablynx and Merck shall, and hereby do, on behalf of themselves and each of their respective Affiliates, employees and contractors hereunder, assign to one another ownership of rights, title and interest in and to such Program Know-How (and such Program Patent Rights, as applicable) to effect the ownership of such Program Know-How (and such Program Patent Rights, as applicable) as set forth in Section 7.1.1, subject to any licenses expressly granted under this Agreement. In furtherance of the foregoing, each Party shall, upon request by the other, promptly undertake and perform (and/or cause its Affiliates and its and their respect employees and/or agents to promptly undertake and perform) such further actions as are reasonably necessary for Ablynx and Merck, as between the Parties, to each perfect its title in any such Program Know-How (and such Program Patent Rights, as applicable) as set forth in Section 7.1.1, as applicable, including by causing the execution of any assignments or other legal documentation, and/or providing the other Party or its patent counsel with reasonable access to any employees or agents who may be inventors of such Program Know-How (and such Program Patent Rights, as applicable). For clarity, Ablynx and Merck shall co-own any and all Joint Miscellaneous Know-How and shall have the right to use and sublicense such Joint Miscellaneous Know-How for any and all purposes without the need to account to the other (subject, in all cases, to any other applicable terms of this Agreement, including Section 2.12 and ARTICLE 3, to the extent applicable); provided, however, that for clarity, the foregoing joint ownership rights with respect to Joint Miscellaneous Know-How shall not be construed as granting, conveying or creating any license or other rights to the other Party’s intellectual property, unless otherwise expressly set forth in this Agreement.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.2	Filing, Prosecution and Maintenance of Patents for Program Know-How.

7.2.1	Joint Miscellaneous Know-How. With respect to Joint Miscellaneous Know-How, Merck shall have the first right (in its discretion) to Prosecute Patent Rights for such Joint Miscellaneous Know-How (“Joint Miscellaneous Patent Rights”) in the name of both Merck and Ablynx. In connection therewith, Ablynx shall execute such documents and perform such ministerial acts as may be reasonably necessary for Merck to Prosecute Patent Rights claiming such Joint Miscellaneous Know-How. With respect to Patent Rights for a given Joint Miscellaneous Know-How, Merck (i) may elect not to Prosecute, (ii) may elect not to Prosecute in a particular country (including electing not to validate in a particular country) and/or (iii) may elect to discontinue Prosecution in a particular country; and in the case that Merck elects to discontinue the Prosecution in a particular country, Merck shall provide Ablynx with at least […***…] prior notice and Ablynx shall have the right, at its sole expense and upon written notice to Merck, to assume responsibility for the Prosecution of such Patent Rights for such Joint Miscellaneous Know-How (in the name of both Merck and Ablynx) to the extent Merck has elected not to do so. Merck may elect to use outside counsel of its choice for Prosecution of Joint Miscellaneous Patent Rights. Any and all of the reasonable external expenses and external costs incurred by either Party with respect to the Prosecution of Patent Rights for Joint Miscellaneous Know-How shall be […***…]; provided that either Party may inform the other Party in writing that it does not or no longer wishes to […***…] the cost for any one or more of the patent applications or patents within said Patent Rights (on a country-by-country basis), whereupon said Party shall, if requested in writing by the other Party, as soon as practicable upon written request of the other Party, assign, and hereby does assign, its interest in said patent application(s) or patent(s) in such country for which it no longer wants to […***…] the cost (but, for the avoidance of doubt, not any other patent applications or patents within the same patent family for which it is still willing to […***…] the costs) to the other Party, whereupon said Party shall no longer be required to […***…] the costs in respect of said patent application(s) or patent(s). In such event, said Party that no longer wants to […***…] the cost shall execute such documents and perform such ministerial acts, at such Party’s expense, as may be reasonably necessary to effect such assignment. Such assignment of interest in said patent application(s) or patent(s) for which a Party no longer wants to […***…] the costs shall not affect any licenses granted under ARTICLE 3 or otherwise under this Agreement.

7.2.2	Patent Rights for Ablynx Miscellaneous Know-How. Notwithstanding the other provisions of this Section 7.2, Ablynx shall have the sole right, in its discretion and at its own expense, to Prosecute Patent Rights claiming or covering Ablynx Miscellaneous Know-How (which Patent Rights shall be treated as Ablynx Background Patent Rights for purposes of Sections 7.4 and 7.5), and Merck shall have no rights in connection therewith.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.2.3	Patent Rights for Merck Miscellaneous Know-How. Notwithstanding the other provisions of this Section 7.2, Merck shall have the sole right, in its discretion and […***…], to Prosecute Patent Rights claiming or covering Merck Miscellaneous Know-How (which Patent Rights shall be treated as Merck Background Patent Rights for purposes of Sections 7.4 and 7.5), and Ablynx shall have no rights in connection therewith.

7.2.4	Program-Specific Patent Rights—Prosecution. With respect to Program Specific Deliverables or Program Specific Results, Merck shall have the right (in its discretion), […***…], to Prosecute Patent Rights claiming or covering such Program Specific Deliverables or Program Specific Results (the “Program-Specific Patent Rights” which shall be treated as Merck Patent Rights for purposes of Sections 7.4 and 7.5); […***…]. In all cases, as between the Parties, all Program-Specific Patent Rights shall be filed in the name of Merck (or its Affiliate), unless the Parties otherwise expressly agree in writing.

7.2.5	Review and Consultation. In each of the foregoing cases with respect to Program-Specific Patent Rights and Joint Miscellaneous Patent Rights, as applicable, upon the written request of the non-Prosecuting Party, the Prosecuting Party shall give the non-Prosecuting Party an opportunity to review the text of any application before filing, shall consult with the non-filing Party with respect thereto (and shall consider the non-filing Party’s comments thereto in good faith), and shall supply the non-filing Party with a copy of the application as filed, together with notice of its filing date and serial number. Upon request of the non-filing Party, the filing Party shall keep the other Party advised of the status of the actual and prospective patent filings and, upon such other Party’s request, shall provide advance copies of any papers to be filed related to the filing, prosecution and maintenance of such patent filings. Each Party shall promptly give notice to the other Party of the grant, lapse, revocation, surrender, invalidation or abandonment of such Patent Rights, as applicable, for which it is responsible for the filing, prosecution and maintenance. The Prosecuting Party shall have the right to disclose Confidential Information of the non-Prosecuting Party solely to the extent reasonably necessary for the purpose of obtaining Patent Rights claiming or covering any Program Nanobody, Compound or Product (or the Research, Development or Commercialization thereof) in accordance with this ARTICLE 7, provided that the Prosecuting Party shall promptly inform the other Party of the disclosure that is being sought in order to provide the other Party an opportunity to challenge and limit such disclosure.

7.2.6	Inventorship. Each Party will give the other Party reasonable access to its employees, agents, consultants and subcontractors and those of their Affiliates for the purposes of identifying inventors of subject matter in any Program Patent Rights.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.3	Prosecution of Ablynx Background Patent Rights and Merck Background Patent Rights.

7.3.1	Ablynx Background Patent Rights. Ablynx shall, and shall have the sole right to, Prosecute the Ablynx Background Patent Rights. Upon the request of Merck, Ablynx shall keep Merck advised, on a regular basis, of the status of the actual and prospective patent filings and, upon Merck’s request, shall provide advance copies of any papers related to the Prosecution of Ablynx Background Patent Rights, and shall consult with Merck in good faith in connection therewith (and shall consider any comments of Merck thereto in good faith) to the extent that Merck’s rights under this Agreement are involved. Ablynx shall promptly give notice to Merck of the grant, lapse, revocation, surrender, invalidation or abandonment of any Ablynx Background Patent Rights for which Ablynx is responsible for Prosecution.

7.3.2	Merck Background Patent Rights. Notwithstanding the foregoing provisions of this Section 7.3, Merck shall have the sole right, in its discretion, to Prosecute Merck Background Patent Rights, and Ablynx shall have no rights in connection therewith.

7.4	Interference, Opposition, Invalidation, Reexamination, Reissue Proceeding, Post-Grant Review, Inter Partes Review, Derivation Proceeding and Other Similar Administrative Proceedings and Administrative Appeals thereof.

7.4.1	The Parties hereby acknowledge and agree that “Merck Patent Rights” shall include any Patent Rights with respect to Joint Miscellaneous Know-How Prosecuted by Merck in accordance with Section 7.2.1 for purposes of this Section 7.4, and that “Ablynx Patent Rights” shall include any Patent Rights with respect to Joint Miscellaneous Know-How Prosecuted by Ablynx in accordance with Section 7.2.1 for purposes of this Section 7.4.

7.4.2	Ablynx shall, within […***…] of learning of such event, inform Merck of any request for, or filing or declaration of, any interference, opposition, invalidation, reexamination, reissue proceeding, post-grant review, inter partes review, derivation proceeding or other similar administrative proceeding or administrative appeal thereof, in each case, relating to Ablynx Patent Rights. Merck and Ablynx shall thereafter consult and cooperate fully to determine a course of action with respect to any such proceeding, and Ablynx shall keep Merck informed of developments in any such action or proceeding. Ablynx shall retain the right, however, to make all final decisions in respect of any such interference, opposition, invalidation, reexamination, reissue proceeding, post-grant review, inter partes review, derivation proceeding or other similar administrative proceeding or administrative appeal thereof, with respect to the Ablynx Patent Rights, […***…].

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.4.3	[…***…].

7.4.4	Ablynx shall keep Merck informed of developments in any action or proceeding under Section 7.4.2 or 7.4.3, including, to the extent permissible by law, consultation and approval of any settlement, the status of any settlement negotiations and the terms of any offer related thereto. Merck shall have the right (in its discretion) to participate in decisions regarding the appropriate course of conduct for such action, and the right to join and participate in such action. […***…].

7.4.5	[…***…] shall bear the expense of any interference, opposition, invalidation, reexamination, reissue proceeding, post-grant review, inter partes review, derivation proceeding or other similar administrative proceeding or administrative appeal thereof relating to Ablynx Patent Rights.

7.4.6	Notwithstanding the foregoing provisions of this Section 7.4, Merck shall have the sole right, in its discretion and […***…], to handle any interference, opposition, invalidation, reexamination, reissue proceeding, post-grant review, inter partes review, derivation proceeding or other similar administrative proceeding or administrative appeal thereof, relating to Merck Patent Rights, and Ablynx shall have no rights in connection therewith; provided, however, that (i) at the request of Merck, Ablynx will provide Merck with reasonable assistance that Merck may reasonably request (including giving Merck reasonable access to inventors and other Ablynx subject matter experts, and also including that Ablynx will join such action voluntarily and will execute and cause its Affiliates to execute all documents necessary for Merck to initiate such action in the event that Merck is unable to initiate or prosecute such action solely in its own name), with all direct out-of-pocket costs incurred by Ablynx in rendering such assistance to be reimbursed by Merck, and (ii) at the request of Ablynx, Merck shall keep Ablynx reasonably informed with respect to any interference, opposition, invalidation, reexamination, reissue proceeding, post-grant review, inter partes review, derivation proceeding or other similar administrative proceeding or administrative appeal thereof, relating to any Joint Miscellaneous Patent Rights being handled by Merck. Merck may elect to use outside counsel of its choice for proceedings under this Section 7.4.6.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.5	Enforcement.

7.5.1	The Parties hereby acknowledge and agree that “Merck Patent Rights” shall include any Patent Rights with respect to Joint Miscellaneous Know-How Prosecuted by Merck in accordance with Section 7.2.1 for purposes of this Section 7.5, and that “Ablynx Patent Rights” shall include any Patent Rights with respect to Joint Miscellaneous Know-How Prosecuted by Ablynx in accordance with Section 7.2.1 for purposes of this Section 7.5.

7.5.2	Ablynx shall give Merck notice of (i) any […***…] infringement of Ablynx Patent Rights, and/or (ii) any misappropriation or misuse of Ablynx Background Know-How (and, for purposes of this Section 7.5 only, Ablynx Background Know-How shall include any Ablynx Miscellaneous Know-How), that may come to Ablynx’s attention. Merck and Ablynx shall thereafter consult and cooperate fully to determine a course of action, including the commencement of legal action by either or both Merck and Ablynx, to terminate or recover damages or royalties for any infringement of Ablynx Patent Rights or any misappropriation or misuse of Ablynx Background Know-How. However, […***…], shall have the first right to initiate and prosecute such legal action at its own expense and in the name of Ablynx, or to control the defense of any declaratory judgment action relating to Ablynx Patent Rights or Ablynx Background Know-How. To the extent legally permissible, […***…] shall have the right to join and participate in such action. […***…] shall promptly (but in all cases within […***…]) inform […***…] if it elects not to exercise such first right and […***…] shall thereafter have the right (in its discretion) to initiate and prosecute such action (or to control the defense of such declaratory judgment action, as applicable) in the name of […***…]. Each Party shall have the right to be represented by counsel of its own choice.

7.5.3	In the event that […***…] elects not to initiate and prosecute an action as provided in Section 7.5.2, and […***…] elects to do so, the costs incurred by […***…] (or any of its Affiliates) of any course of action to terminate or recover damages or royalties for infringement of Ablynx Patent Rights or misappropriation or misuse of Ablynx Background Know-How, including the costs of any legal action commenced or the defense of any declaratory judgment, […***…].

7.5.4	For any action to terminate any infringement of Ablynx Patent Rights or any misappropriation or misuse of Ablynx Background Know-How, in the event that Merck is unable to initiate or prosecute such action solely in its own name, Ablynx will join such action voluntarily and will execute and cause its Affiliates to execute all documents necessary for Merck to initiate litigation to prosecute and maintain such action. In connection with any action by Merck, Ablynx will cooperate fully with Merck and Ablynx will provide Merck with any information or assistance that Merck may reasonably request.

7.5.5	In connection with the foregoing, each Party shall keep the other informed of developments in any action or proceeding, including, to the extent permissible by law, consultation on and approval of any settlement, the status of any settlement negotiations and the terms of any offer related thereto. […***…].

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.5.6	Any recovery obtained by either or both Merck and Ablynx in connection with or as a result of any action contemplated by the foregoing provisions of this Section 7.5 with respect to Ablynx Patent Rights or Ablynx Background Know-How, whether by settlement or otherwise, shall be shared in order as follows: […***…].

7.5.7	Ablynx shall inform Merck, and Merck shall inform Ablynx, of (i) any certification regarding any Ablynx Patent Rights it has received pursuant to either 21 U.S.C. §§355(b)(2)(A)(iv) or (j)(2)(A)(vii)(IV) or its successor provisions or any similar provisions in a country in the Territory or (ii) any matter of which it becomes aware concerning the submission of an application, to the U.S. Food & Drug Administration under Section 351(k) of the U.S. Public Health Services Act (42 USC 262(k)) or to a similar agency under any similar provisions in a country in the Territory, seeking approval of a biosimilar or interchangeable biological product with regard to which Merck is a reference product sponsor involving Ablynx Patent Rights (“Biosimilar Application”) and/or whose making, using, offering to sell, selling, or importing into the United States would infringe Ablynx Patent Rights. Ablynx shall provide Merck, and Merck shall provide Ablynx, to the extent legally possible, with a copy of such certification or Biosimilar Application within […***…] of receipt of such certification or becoming aware of such Biosimilar Application. Ablynx’s and Merck’s rights with respect to the initiation and prosecution of any legal action as a result of such certification or any recovery obtained as a result of such legal action shall be as defined in Sections 7.5.2 through 7.5.6; provided, however, that Ablynx shall exercise its first right to initiate and prosecute any action and shall inform Merck of such decision within […***…] of receipt of the certification, after which time Merck shall have the right to initiate and prosecute such action. Regardless of which Party has the right to initiate and prosecute such action, both Parties shall, as soon as practicable after receiving notice of such certification, convene and consult with each other regarding the appropriate course of conduct for such action. The non-initiating Party shall have the right to be kept fully informed and participate in decisions regarding the appropriate course of conduct for such action, and the right to join and participate in such action. Notwithstanding the foregoing, in the event that both an Ablynx Patent Right(s) under this Section 7.5.7 and a Merck Patent Right(s) under Section 7.5.8 are involved, then the provisions of Section 7.5.8 shall control.

7.5.8

Notwithstanding the foregoing provisions of this Section 7.5, Merck shall have the sole right, in its discretion, to handle any action with respect to any infringement of Merck Patent Rights, including any infringement under 35 U.S.C. § 271(e)(2)(C), or misappropriation of Merck Background Know-How (and, for

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

purposes of this Section 7.5.8 only, Merck Background Know-How shall include any Merck Miscellaneous Know-How) or Joint Miscellaneous Know-How or with respect to any Biosimilar Application, and Ablynx shall have no rights in connection therewith; provided, however, that at the request of Ablynx, Merck shall keep Ablynx reasonably informed with respect to any action with respect to the infringement of any Joint Miscellaneous Patent Rights or the misappropriation of any Joint Miscellaneous Know-How being handled by Merck. […***…].

7.6	Patent Term Extensions. The Parties agree to cooperate, and to provide each other with reasonable assistance (including executing any documents as may reasonably be required), in efforts to seek and to obtain patent term extension under the Ablynx Patent Rights, the Merck Patent Rights and the Program Patent Rights as may be available to the Parties under the provisions of the Drug Price Competition and Patent Term Restoration Act of 1984 or comparable laws outside the United States of America (including obtaining supplementary protection certificates (SPC)), in each case, in connection with the Products; subject to the provisions of the following subsections. […***…].

ARTICLE 8

TERM AND TERMINATION.

8.1	Term and Expiration. This Agreement shall be effective as of the Effective Date and unless terminated earlier pursuant to Sections 8.3, 8.4 or 8.5, this Agreement shall continue in full force and effect on a Product-by-Product and country-by-country basis until expiration of the applicable Royalty Period hereunder with respect to such Product and such country. The period from the Effective Date until the date of expiration or earlier termination of this Agreement in its entirety, or as the case may be, until the date of the expiration or earlier termination of this Agreement in part with respect to a given Product on a country-by-country basis, shall be referred to herein as the “Term”. Upon expiration of this Agreement with respect to a given Product and country (or in its entirety, as applicable), Merck’s licenses pursuant to Section 3.1 with respect to such Product and such country (or with respect to all Products and all countries, upon expiration of this Agreement in its entirety, as applicable) shall become fully paid-up, perpetual irrevocable licenses.

8.2	Earlier Termination of Agreement in Whole or in Part. This Agreement envisages:

(a)	Termination of this Agreement in its entirety or in part (on a country-by-country basis, and/or a Product-by-Product basis, and/or a Research Program-by-Research Program basis, and/or a Per-Target-Basis, as applicable) by Merck for convenience (Section 8.3); this shall have the consequences set out in Section 8.7.

(b)	Termination of this Agreement in its entirety or in part (on a country-by-country basis, and/or a Product-by-Product basis, and/or a Research Program-by-Research Program basis, and/or a Per-Target-Basis, as applicable) by mutual consent (Section 8.4); this shall have the consequences set out in Section 8.4.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(c)	Termination of this Agreement in its entirety or in part (on a country-by country basis, and/or a Product-by-Product basis, and/or a Research Program-by-Research Program basis, and/or a Per-Target-Basis, as applicable) by Merck for cause (Section 8.5.1); this shall have the consequences set out in Section 8.6.

(d)	Termination of this Agreement in its entirety or in part (on a country-by country basis, and/or a Product-by-Product basis, and/or a Research Program-by-Research Program basis, and/or a Per-Target-Basis, as applicable) by Ablynx for cause (Section 8.5.1); this shall have the consequences set out in Section 8.7.

(e)	Termination of this Agreement by Merck in its entirety because of an Insolvency Event or other event described in Section 8.5.2 involving Ablynx (Section 8.5.2); this shall have the consequences set out in Section 8.8.

(f)	Termination of this Agreement by Ablynx in its entirety because of an Insolvency Event or other event described in Section 8.5.2 involving Merck (Section 8.5.2); this shall have the consequences set out in Section 8.8.

(g)	In all cases of expiration or termination of this Agreement (in whole or in part), the provisions of Section 8.9 and Section 8.10 shall apply; provided, however, that if this Agreement is terminated in part (i.e., with respect to a given Research Program or a given Selected Target or a given country or a given Product, as applicable), then the effects of termination as set forth in Section 8.9 and Section 8.10 shall only apply with respect to the Research Program (including the Program Nanobodies, Compounds or Products resulting from the terminated Research Program), Selected Target, Product and/or country, as applicable, which was terminated.

8.3	Termination of Agreement (in whole or in part) by Merck for convenience. Notwithstanding anything contained herein to the contrary, Merck shall have the right to terminate this Agreement at any time, and from time to time, in its sole discretion (i) in its entirety, or (ii) in part (a) on a Research Program-by-Research Program basis (during the Research Program Term for a given Research Program), (b) on a Per-Target-Basis, and/or (c) on a Product-by-Product and/or country-by-country basis (following the end of the Research Program Term for a given Research Program), respectively; provided, however, that if Merck terminates the Agreement with respect to one or more countries in the European Union in accordance with this Section 8.3, this Agreement shall terminate as to all of the countries in the European Union. Any termination under this Section 8.3 shall be accomplished by Merck giving […***…] advance written notice to Ablynx (provided, however that Merck shall have the right to terminate this Agreement with respect to a given Product immediately upon written notice to Ablynx in the event that Merck has a safety concern ([…***…]) with respect to such Product (a “Safety Termination”)). Termination under this Section 8.3 shall have the consequences set out in Section 8.7.

8.4	Termination of Agreement (in whole or in part) by mutual consent. The Parties may at any time mutually agree in writing to terminate this Agreement in its entirety or in part (e.g., on a Research Program by Research Program basis, Per-Target-Basis, Product-by-Product basis and/or country-by-country basis ). All consequences of termination of this Agreement under this Section 8.4 shall be mutually agreed between the Parties in advance and in writing; provided, however, that in all cases, the provisions of Sections 8.9 and 8.10 shall apply.

8.5	Termination of Agreement for Cause (in whole or in part).

8.5.1	Breach Termination. This Agreement may be terminated at any time during the term of this Agreement:

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(a)	upon written notice by either Party if the other Party is in material breach of its obligations hereunder and has not cured such material breach within […***…] after notice requesting cure of such material breach; provided, however, in the event of a good faith dispute with respect to the existence of such material breach, the […***…] day cure period shall be tolled until such time as the dispute is resolved pursuant to Section 10.6; provided further, however, that notwithstanding the foregoing, it is agreed that termination pursuant to this Section 8.5.1(a) shall be (i) on a Research Program-by-Research Program basis (during the Research Program Term for a given Research Program) or (ii) on a Per-Target-Basis, Product-by-Product and/or country-by-country basis (following the end of the Research Program Term for a given Research Program), respectively, to which the breach relates, as applicable, and that the non-breaching Party cannot terminate this Agreement under this Section 8.5.1(a) with respect to the non-affected Research Program(s), non-affected Selected Targets, non-affected Products and/or non-affected countries, as applicable (and termination under this Section 8.5.1(a) shall have the consequences set out in Section 8.6 if terminated by Merck or Section 8.7 if terminated by Ablynx); provided further, that if Merck terminates the Agreement with respect to one or more countries in the European Union in accordance with this Section 8.5.1(a), this Agreement shall terminate as to all of the countries in the European Union; or

(b)	immediately upon written notice by Merck, if the event set forth in Section 2.13.1 or Section 2.14.4 has occurred (and termination under this Section 8.5.1(b) shall have the consequences set out in Section 8.6).

8.5.2	Insolvency Termination. A Party shall have the right to terminate this Agreement in its entirety immediately upon written notice to the other Party upon the occurrence of an Insolvency Event of the other Party or upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party; provided, however, that in the case of any involuntary bankruptcy proceeding such right to terminate shall only become effective if the other Party consents to the involuntary bankruptcy or such proceeding is not dismissed within […***…] after the filing thereof. Termination under this Section 8.5.2 shall have the consequences set out in Section 8.8.

8.5.3	Ablynx shall not be entitled to terminate the Agreement pursuant to Section 8.5.1 for failure to exercise Commercially Reasonable Efforts to develop a Product so long as Merck is engaged in Commercially Reasonable Efforts to Develop and Commercialize at least one Product in the Field. However, in the event that Merck is not exercising Commercially Reasonable Efforts to Develop and Commercialize (i) at least one Product comprising a […***…] Program Compound in the Field, or (ii) at least one Product comprising a PD1 Program Compound in the Field, or (iii) at least one Product comprising a Multispecific Program Compound in the Field, then, with respect to such Product referred to in Section 8.5.3(i), (ii) or (iii), as applicable, at the request of either Party, the Parties shall promptly discuss Merck’s Development and Commercialization plans for such Product. If Merck does not have any demonstrable plans in sufficient detail for Ablynx to determine that Merck has plans for exercising Commercially Reasonable Efforts to Develop and Commercialize such a Product, then such Product shall be deemed to be a “Terminated Product”, and Ablynx shall be entitled to partially terminate the Agreement, only as it relates to such Terminated Product, by providing written notice to Merck. Such partial termination with respect to such Terminated Product shall be effective within […***…] after such written notice by Ablynx; provided, however, in the event of a good faith dispute with respect to whether such Product is a Terminated Product, such […***…] period shall be tolled until such time as the dispute is resolved pursuant to Section 10.6; provided further, however, that notwithstanding the foregoing, it is agreed that termination pursuant to this Section 8.5.3 shall be on a Product-by-Product basis, and that Ablynx cannot terminate this Agreement under this Section 8.5.3 with respect to the non-affected Research Program(s), non-affected Selected Targets, non-affected Products, as applicable (and termination under this Section 8.5.3 shall have the consequences set out in Section 8.7).

8.6	Consequences of Termination for Cause by Merck. If Merck terminates this Agreement (in whole or in part) under Section 8.5.1(a) or 8.5.1(b), then (i) Merck’s licenses pursuant to Section 3.1 shall become perpetual, irrevocable licenses (provided, however, that Merck shall continue to be obligated to pay the milestone and royalty amounts under Sections 5.4 and 5.6 that would otherwise have been payable under the terms of this Agreement during its Term; provided further, however, that such amounts, for periods on or after such effective date of termination, shall be reduced to […***…] percent
[…***…]%) of the amounts that would otherwise have been payable under the terms of this Agreement during its Term), (ii) except with respect to the reduced royalties and milestones as provided in the foregoing clause (i) (which, for the avoidance of doubt, requires the payment in full of all royalty and milestone payments owed with respect to periods prior to the effective date of such termination), no further payments or other fees, costs or payments of any kind shall be owed to Ablynx on account of any Program Nanobodies, Compounds or Products, or the Research Program (and Ablynx shall reimburse Merck for any uncredited fees paid by Merck for the Research Program) and (iii) Ablynx shall, within […***…] after the effective date of such termination (x) return or cause to be returned to Merck all Confidential Information in tangible form and all copies thereof, and (y) at Merck’s option, either return or destroy (in accordance with instructions by Merck) all substances or compositions delivered or provided by Merck as well as any other material provided by Merck in any medium ([…***…]). Notwithstanding the foregoing, if this Agreement is terminated in part (i.e., with respect to a given Research Program or a given Selected Target or a given country or a given Product, as applicable), then the effects of termination as set forth in this Section 8.6 shall only apply with respect to the Research Program (including the Program Nanobodies, Compounds or Products resulting from the terminated Research Program), Selected Target, Product and/or country, as applicable, which was terminated.

8.7	Consequences of Termination by Merck for Convenience or Termination by Ablynx for Cause. This Section 8.7 shall apply in case of (i) termination of this Agreement (in whole or in part) by Merck for convenience under Section 8.3 or (ii) termination of this Agreement (in whole or in part) by Ablynx for cause under Section 8.5.1(a). In case of such termination, the following provisions of this Section 8.7 shall apply; provided, however, that (i) if this Agreement is terminated in part (i.e., with respect to a given Research Program, a given country, a given Product and/or a given Selected Target, as applicable), then the effects of termination as set forth in this Section 8.7 shall only apply with respect to the Research Program (including the Program Nanobodies or Compounds resulting from the terminated Research Program), Selected Target, Product and/or country, as applicable, which was terminated (e.g., any assignment and/or license of any Know-How, Program Patent Rights, Program Specific Deliverables and/or Program Specific Results, as set forth below (if applicable), shall only apply to the extent related solely and exclusively to the terminated Research Program, Selected Target, Product and/or country, as applicable); and (ii) to the extent that any such termination involves the PD1 Research Program, any […***…], any PD1 Program Nanobody, any PD1 Program Compound (or any Product comprising a PD1 Program Nanobody or PD1 Program Compound), that Section 8.7.9 shall apply:

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.7.1	Except as otherwise set forth in Section 8.9 or 8.10, all licenses and options granted to Merck under this Agreement shall terminate, and all obligations of Merck under any terminated Research Program or otherwise shall terminate (and Ablynx shall reimburse Merck for any uncredited fees paid by Merck for the Research Program).

8.7.2	Each Party shall, within […***…] after the effective date of such termination, (x) return or cause to be returned to the other Party all Confidential Information in tangible form of such other Party (and all copies thereof), and (y) at the other Party’s option, either return or destroy (in accordance with instructions by the other Party) all substances or compositions delivered or provided by such other Party, as well as any other material provided by such other Party in any medium (provided, however, that the receiving Party may retain any Confidential Information received from the other Party as is reasonably necessary for such Party’s continued practice under any license(s) which survive such termination, […***…]).

8.7.3	Termination of a Research Program During the Research Program Term.

On a Research Program-by-Research Program basis, and subject to Section 8.7.8, if such termination takes place prior to expiration of the Research Program Term for the applicable Research Program pursuant to Section 2.9.1, 2.9.2 or 2.9.3, then this Section 8.7.3 shall apply solely with respect to such Research Program (and the Program Specific Deliverables and the Program Specific Results therefrom):

(a)	Assignment of Program Specific Results and Related Patent Rights. Upon the written request of Ablynx (which request must be made within […***…] after delivery of the applicable termination notice), Merck shall promptly assign to Ablynx (i) all of Merck’s interest in all Program Specific Deliverables and Program Specific Results generated under the applicable terminated Research Program, and (ii) all of Merck’s interest in all Program-Specific Patent Rights that claim solely and specifically such Program Specific Deliverables and Program Specific Results under clause (i) (provided that such Program-Specific Patent Rights do not also claim or cover any other Know-How, and if such Program-Specific Patent Rights claim or cover any other Know-How, then such Program Specific Patent Rights shall not be assigned to Ablynx) (and in each case of (i) and/or (ii), solely to the extent owned by Merck or any of its Affiliates as of the effective date of such termination and solely to the extent that Merck or its applicable Affiliate has the right to make such assignments).

(b)	License Grant by Merck to Ablynx. Upon the written request of Ablynx (which request must be made within […***…] after delivery of the applicable termination notice), to the extent (i) any Merck Background Know-How disclosed to Ablynx pursuant to Section 2.7.4 (but, for clarity, excludinany Know-How related to any Merck Proprietary Molecule and/or Merck Background Patent Rights claiming such Merck Background Know-How, and/or (ii) any Program Specific Patent Rights which were not assigned to Ablynx pursuant to Section 8.7.3(a), in each case of (i) and/or (ii) as applicable, Controlled by Merck (or one of its Affiliates, as applicable) as of the effective date of termination and is reasonably required (as determined by Merck) for Ablynx to research, make, use, develop, sell or import (x) the lead terminated Compound under such Research Program against the applicable Selected Target under such Research Program and/or (y) any compounds that may be derived by Ablynx from either the Program Specific Results (which were assigned to Ablynx pursuant to 8.7.3(a)) or from the lead terminated Compound, Merck shall grant to Ablynx a non-exclusive, worldwide license, with a right of sublicense, under such Merck Background Know-How and such Merck Background Patent Rights and such Program Specific Patent Rights (in each case, subject to Merck’s obligations to any Third Parties) solely to the extent necessary for Ablynx to research, make, use, develop, sell or import such terminated lead Compound and/or any compounds that may be derived by Ablynx from either the Program Specific Results (which were assigned to Ablynx pursuant to 8.7.3(a)) or from the lead terminated Compound, in each case against the applicable Selected Target; provided, however, that (1) if there are any out-of-pocket costs or license fees associated with the grant of such licenses by Merck to Ablynx (or the exercise of such licenses), then such costs shall be borne solely by Ablynx, and Ablynx shall reimburse Merck immediately upon demand therefor and (2) if any of the Merck Background Know-How or Merck Background Patent Rights or Program Specific Patent Rights to be licensed to Ablynx pursuant to this Section 8.7.3(b) are owned by a Third Party, then Merck shall not grant the licenses to such Merck Background Know-How or Merck Background Patent Rights or Program Specific Patent Rights, as applicable, under this Section 8.7.3(b) and instead Merck shall use Commercially Reasonable Efforts to introduce Ablynx to the applicable Third Party licensor (subject to any applicable confidentiality restrictions on Merck). For clarity, the licenses granted to Ablynx under this Section 8.7.3(b) may only be revoked by Merck in case of non-cured material breach by Ablynx of any of its obligations under this Agreement that occurs after the licenses under this Section 8.7.3(b) have been granted. In no event, however, upon termination in whole or in part of any Research Program for any reason, shall Merck be obligated to provide to or license to Ablynx such Merck Background Know-How set forth on Schedule 8.7.3.

(c)	Financial Obligations. Upon termination by Merck under Section 8.7.3, Merck shall make a payment with respect to the terminated Research Program and associated Work Plan for up to […***…]. No additional consideration (e.g., the license grant under Section 8.7.3(b) shall be fully paid-up) will be due from Ablynx to Merck for the assignments and license grants under clauses (a) and (b) of this Section 8.7.3 (except for the out-of-pocket costs or license fees referred to in the penultimate sentence of clause (b)).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(d)	Ablynx Indemnity. Except as provided for in the last sentence of this clause (d), Ablynx agrees to indemnify, hold harmless and defend Merck, its Affiliates and their respective officers, directors, agents, employees, successors and assigns against any and all losses, costs, expenses, fees or damages arising out of or relating to (i) any such Program Specific Deliverables and/or Program Specific Results, including the research, making, use, development, sale or import of any compounds or products incorporating or otherwise derived from such Program Specific Deliverables or Program Specific Results, (ii) the exercise of any of the licenses referred to in this Section 8.7.3 and/or (iii) lead terminated Compound or Product, including the research, development or commercialization of any such terminated lead Compound or Product. It is understood and agreed that the indemnity granted by Ablynx in this Section 8.7.3(d) shall not apply to any losses, costs, expenses, fees or damages to the extent arising out of or relating to any activities of Merck and its Affiliates after termination of this Agreement in connection with the licenses granted to Merck in Section 3.1.4.

(e)	Exceptions. Notwithstanding the foregoing, the provisions of this Section 8.7.3 shall not apply (x) in the event of a Safety Termination, or (y) in the event of any termination at any time after a Competitive Change of Control involving Ablynx or any of its Affiliates. For clarity, in no event shall Merck be required to assign to Ablynx any right, title or interest in or to (1) any Merck Background Know-How (or Merck Background Know-How Improvements) or any Merck Background Patent Rights (or any Patent Rights covering or claiming Merck Background Know-How Improvements), or (2) any Know-How, Patent Rights or other intellectual property or any materials (including expression vectors, host strains or production strains), in each case under this clause (2), related to any […***…] or any Merck Proprietary Molecule or any Delivery System. In addition, Merck shall not be required to license any Know-How, Patent Rights (other than those Program Specific Patent Rights licensed to Ablynx under Section 8.7.3(b)) or other intellectual property related to any Merck Proprietary Molecule or any […***…] or any Delivery System, and all such Know-How, Patent Rights and other intellectual property rights shall be excluded from any licenses to Ablynx hereunder.

8.7.4	Termination Prior to Initiation of IND Enabling Study.

On a Per-Target basis, and subject to Section 8.7.9, f such termination takes place after expiration of the Research Program Term for the applicable Research Program pursuant to Section 2.9.1, 2.9.2 or 2.9.3 (as applicable), but prior to the Initiation of the first IND Enabling Study (in the Field against the applicable

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Selected Target under such Research Program) for a Product containing a Program Nanobody Discovered under such Research Program, then the following shall apply with respect to the applicable terminated Compound(s) containing a Program Nanobody Discovered under such Research Program in the applicable terminated countries:

(a)	Assignment of Program Specific Results and Related Patent Rights. The consequences for termination set forth in Section 8.7.3(a) shall be incorporated in this Section 8.7.4(a) by reference.

(b)	License Grant by Merck to Ablynx. The consequences for termination set forth in Section 8.7.3(b) shall be incorporated in this Section 8.7.4(b) by reference.

(c)	Material Transfer. Upon the written request of Ablynx (which request must be made within […***…] after delivery of the applicable termination notice), Merck shall, as soon as reasonably practicable and subject to its ability to do so pursuant to any applicable agreements with Third Parties, use Commercially Reasonable Efforts to transfer to Ablynx the […***…], if any, that […***…], owned by and in the possession of Merck or of one of its Affiliates as of the effective date of such termination (provided that for clarity, any […***…]maintained by Merck or any of its Affiliates shall not be required to be […***…] when transferred to Ablynx but, for the avoidance of doubt, until the time that such […***…] is transferred to Ablynx, such […***…] shall be maintained by or on behalf of Merck in the same condition as maintained as of the date of notice of termination (provided that such obligation to maintain such […***…] in such condition shall not exceed a period of more than […***…] following such notice of termination)), as well as a copy, if any, of (i) […***…], if any, as applicable, and (ii) […***…], if any, as applicable (provided that in each case, such transfers are not subject to restrictions, and Merck shall only be required to make such transfers as and to the extent such transferred items are owned by and in the possession of Merck or of one of its Affiliates as of the effective date of such termination). For clarity, the obligation of Merck to transfer any physical materials pursuant to this Section 8.7.4 shall be limited to the […***…], if any, pursuant to this Section 8.7.4(c). As used herein, […***…] that was prepared for research purposes.

(d)

Financial Obligations. In consideration of the foregoing assignments and licenses under clauses (a) and (b), in the event that any Program Specific Deliverables and/or Program Specific Results (and/or any compounds or products incorporating or otherwise derived from such Program Specific Deliverables or Program Specific Results), including any terminated

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Compound (and/or product containing such terminated Compound), are developed or commercialized by or on behalf of Ablynx (or any of its Affiliates or sublicensees), then Ablynx shall be required to pay to Merck royalties on all sales thereof by or on behalf of Ablynx (or any of its Affiliates or sublicensees) at a rate of […***…] percent ([…***…]%) (provided that the provisions of Section 5.6.7 (Third Party Licenses) and the definition of “Net Sales” (Section 1.64), mutatis mutandis, shall apply), which royalties shall be payable on a product-by-product and country-by-country basis until […***…] after the first commercial sale (determined in a manner similar to the determination of First Commercial Sale of a Product hereunder, mutatis mutandis) of the applicable product in the applicable country by or on behalf of Ablynx (or any of its Affiliates or sublicensees, as applicable); provided, however, that the foregoing rate shall be reduced to […***…] percent ([…***…]%) in the event that Ablynx terminates the Agreement pursuant to Section 8.5.1(a). In connection with the calculation and payment of the foregoing royalties, Ablynx shall comply with the provisions of Sections 5.7, 5.8, 5.9 and 5.10, mutatis mutandis, and for clarity, Merck shall have the rights of the party receiving such payments as set forth in such Sections (including the right to audit as set forth in Section 5.8), mutatis mutandis.

(e)	Ablynx Indemnity. Except as provided for in the last sentence of this clause (e), Ablynx agrees to indemnify, hold harmless and defend Merck, its Affiliates and their respective officers, directors, agents, employees, successors and assigns against any and all losses, costs, expenses, fees or damages arising out of or relating to (i) any such Program Specific Deliverables and/or Program Specific Results, including the research, making, use, development, sale or import of any compounds or products incorporating or otherwise derived from such Program Specific Deliverables or Program Specific Results, (ii) the exercise of any of the licenses referred to in this Section 8.7.4, (iii) lead terminated Compound or Product, including the research, development or commercialization of any such terminated lead Compound or Product and/or (iv) the use of any other materials and/or information transferred to Ablynx (including as set forth in Section 8.7.4(c)). It is understood and agreed that the indemnity granted by Ablynx in this Section 8.7.4(e) shall not apply to any losses, costs, expenses, fees or damages to the extent arising out of or relating to any activities of Merck and its Affiliates after termination of this Agreement in connection with the licenses granted to Merck in Section 3.1.4 .

(f)	Exceptions. Notwithstanding the foregoing, (I) the provisions of Section 8.7.4(a) through 8.7.4(e) shall not apply (x) in the event of a Safety Termination, or (y) in the event of any termination at any time after a Competitive Change of Control involving Ablynx or any of its Affiliates, and (II) the provisions of 8.7.4(c) shall not apply if any […***…] has been used by or on behalf of Merck (or any of its Affiliates) in connection with any Research Program or any Program Nanobody, Compound or Product hereunder (and for clarity, in the case of this clause (II), the provisions of Sections 8.7.4(a), 8.7.4(b), 8.7.4(d) and 8.7.4(e) shall apply). […***…].

8.7.5	Termination After Initiation of IND Enabling Study.

On a Per-Target basis, and subject to Section 8.7.8, if such termination takes place after expiration of the Research Program Term for the applicable Research Program pursuant to Section 2.9.1, 2.9.2 or 2.9.3 (as applicable) and after the Initiation of the first IND Enabling Study (in the Field against the applicable Selected Target under such Research Program) for a Product containing a Program Nanobody Discovered under such Research Program, then the following shall apply with respect to the applicable terminated Product(s) containing a Program Nanobody Discovered under such Research Program in the applicable terminated countries:

(a)	Assignment of Program Specific Results and Related Patent Rights. The consequences for termination set forth in Section 8.7.3(a) shall be incorporated in this Section 8.7.5(a) by reference.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b)	License Grant by Merck to Ablynx. The consequences for termination set forth in Section 8.7.3(b) shall be incorporated in this Section 8.7.5(b) by reference.

(c)	Additional license Grant by Merck to Ablynx. Upon the written request of Ablynx (which request must be made within […***…] after delivery of the applicable termination notice), to the extent any Merck Background Know-How disclosed to Ablynx pursuant to Section 2.7.4 (but, for clarity, excluding any Know-How related to any Merck Proprietary Molecule program as set forth in Section Error! Reference source not found.) and/or Merck Background Patent Rights claiming such Merck Background Know-How, in each case, Controlled by Merck as of the effective date of such termination, is reasonably required (as determined by Merck) for Ablynx to research, make, use, develop, sell or import the lead terminated Product (but solely with respect to the pharmaceutical form of the lead terminated Product (based on the last IND Enabling Study or Clinical Trial, as applicable, conducted by Merck hereunder), as applicable, as is then being Developed or Commercialized by Merck as of the date that termination takes effect) (the “Lead Terminated Product”) against the applicable Selected Target, Merck shall grant to Ablynx a non-exclusive license, with a right of sublicense, under such Merck Background Know-How and such Merck Background Patent Rights (subject to Merck’s obligations to any Third Parties) solely to the extent necessary for Ablynx to research, make, use, develop, sell or import such Lead Terminated Product against the applicable Selected Target; provided, however, that (1) if there are any out-of-pocket costs or license fees associated with the grant of such licenses by Merck to Ablynx (or the exercise of such licenses), then such costs shall be borne solely by Ablynx, and Ablynx shall reimburse Merck immediately upon demand therefor and (2) if any of the Merck Background Know-How or Merck Background Patent Rights to be licensed to Ablynx pursuant to this Section 8.7.5(c) are owned by a Third Party, then Merck shall not grant the licenses to such Merck Background Know-How or Merck Background Patent Rights, as applicable, under this Section 8.7.5(c) and instead Merck shall use Commercially Reasonable Efforts to introduce Ablynx to the applicable Third Party licensor (subject to any applicable confidentiality restrictions on Merck); provided that, in case any such Third Party license(s) is required in order to further Develop and/or Commercialize the Lead Terminated Product and Ablynx (or its Affiliate) is not capable of obtaining such license(s) from said Third Party and as a result the further Development and Commercialization of such Lead Terminated Product is either delayed for at least […***…] or abandoned, then (I) no payments shall be due from Ablynx to Merck under Section 8.7.5(g) and the royalty rate of […***…] percent ([…***…]%) under Section 8.7.5(f) shall be reduced to […***…] percent ([…***…]%) and (II) Ablynx (and its Affiliates) shall not have any right to use (including no right of reference) any clinical data contained in any regulatory documentation (including any INDs, NDAs, approvals, filings, correspondence or other materials) provided by Merck to Ablynx under Section 8.7.5(j).

(d)	Material Transfer. Upon the written request of Ablynx (which request must be made within […***…] after delivery of the applicable termination notice), Merck shall, as soon as reasonably practicable and subject to its ability to do so pursuant to any applicable agreements with Third Parties, use Commercially Reasonable Efforts to transfer to Ablynx the following materials that are solely and exclusively used for the lead Terminated Product: […***…].

(e)	Existing Inventory of Lead Terminated Product. Subject to Section 8.7.7, upon the written request of Ablynx (which request must be made within […***…] after delivery of the applicable termination notice), to the extent reasonably feasible, Merck shall use Commercially Reasonable Efforts to make a […***…] delivery to Ablynx of certain existing inventory of Lead Terminated Product that is compliant with Applicable Laws and specifications (as reasonably determined by Merck), which is owned by and in the possession or control of Merck; provided, however, that if such inventory is in Merck’s (or its Affiliate’s or other Related Party’s) trade dress, then this Section 8.7.5(e) shall not apply. Merck shall notify Ablynx of the quantity of such inventory that Merck is willing to make available for delivery to Ablynx hereunder (provided that for clarity, such quantity shall come from existing available inventory and Merck shall not be required to manufacture any additional quantities of such Compound) and in connection therewith Ablynx shall issue a single purchase order to Merck (which shall be issued within […***…] after the delivery of the applicable termination notice and may not exceed the quantities as determined by Merck). Ablynx shall pay to Merck, within […***…] after invoce therefor, an amount equal to Merck’s (or its Affiliate’s, as applicable) fully burdened costs of goods sold for such inventory. For clarity, Merck shall not be required to provide any Delivery Systems.

(f)	Financial Obligations – Royalty Payments. In consideration of the foregoing assignments and licenses under clauses (a) and (b) and (c), in the event that any Program Specific Deliverables and/or Program Specific Results (and/or any compounds or products incorporating or otherwise derived from such Program Specific Deliverables or Program Specific Results), including any terminated Compound or terminated Product, are developed or commercialized by or on behalf of Ablynx (or any of its Affiliates or sublicensees), then Ablynx shall be required to pay to Merck royalties on all sales thereof by or on behalf of Ablynx (or any of its Affiliates or sublicensees) at a rate of […***…] percent ([…***…]%) (but for clarity, Ablynx shall not be entitled to deduct any royalties payable to any other Third Parties as set forth in Section 5.6.7 or otherwise), which royalties shall be payable on a product-by-product and country-by-country basis until […***…] after the first commercial sale (determined in a manner similar to the determination of First Commercial Sale of a Product hereunder and the definition of “Net Sales” (Section 1.64), mutatis mutandis) of the applicable product in the applicable country by or on behalf of Ablynx (or any of its Affiliates or sublicensees, as applicable); provided, however, that (x) the foregoing rate of […***…] percent ([…***…]%) shall be reduced to […***…] percent ([…***…]%) if the termination occurs prior to the payment of the first Phase I Milestone hereunder and (y) the foregoing rate of […***…] percent ([…***…]%) shall be reduced to […***…] percent ([…***…]%) in the event that Ablynx terminates this Agreement pursuant to Section 8.5.1(a). In connection with the calculation and payment of the foregoing royalties, Ablynx shall comply with the provisions of Sections 5.7, 5.8, 5.9 and 5.10, mutatis mutandis, and for clarity, Merck shall have the rights of the party receiving such payments as set forth in such Sections (including the right to audit as set forth in Section 5.8), mutatis mutandis.

(g)

Financial Obligations – Reimbursement of Clinical Development Costs. Ablynx shall reimburse Merck for […***…] percent ([…***…]%) (provided, however, that in the event that Ablynx terminates the Agreement pursuant to Section 8.5.1(a), then no such payments under this Section 8.7.5(g) shall be due) of any and all costs (internal and external) incurred prior to termination by

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or on behalf of Merck or any of its Affiliates or other Related Parties in connection with, or otherwise related to, the conduct of any Clinical Trials for the Lead Terminated Product (the “Clinical Trial Reimbursement Costs”); provided, however that (i) if the termination occurs prior to the Initiation of the first Phase II Clinical Trial hereunder, then the maximum amount of such reimbursement by Ablynx shall not exceed […***…] U.S. Dollars ($[…***…]), (ii) if the termination occurs after the Initiation of the first Phase II Clinical Trial hereunder but prior to the Initiation of the first Phase III Clinical Trial hereunder, then the maximum amount of such reimbursement by Ablynx shall not exceed […***…] U.S. Dollars ($[…***…]), and (iii) if the termination occurs after the Initiation of the first Phase III Clinical Trial hereunder, then the maximum amount of such reimbursement by Ablynx shall not exceed […***…] U.S. Dollars ($[…***…]). Such Clinical Trial Reimbursement Costs shall be paid by Ablynx to Merck as follows until all such Clinical Trial Reimbursement Costs have been reimbursed to Merck:

(A) to the extent and only during such time that Ablynx (or any of its Affiliates) partners (meaning that Ablynx enters into an agreement with said Third Party that gives said Third Party a license or a right, or an option to a license or a right, to sell or otherwise commercialize any Nanobody, compound or product, as applicable) with a Third Party (or otherwise grants rights to a Third Party) with respect to any Program Specific Deliverables and/or Program Specific Results (and/or any compounds or products incorporating or otherwise derived from such Program Specific Deliverables or Program Specific Results), including the Lead Terminated Product or any terminated Compound or terminated Product, then Ablynx shall pay to Merck immediately upon receipt thereof (I) prior to the first commercial sale (determined according to the same standards set forth in Section 1.33, mutatis mutandis) of the applicable product, […***…] percent ([…***…]%) of any consideration received by Ablynx (or any of its Affiliates) from such Third Party (e.g., […***…] percent ([…***…]%) of any upfront payments, milestone payments, royalties and other payments, but excluding any amounts paid to Ablynx by such Third Party for (x) Ablynx securities or (y) for Ablynx to perform subsequent research and development services for such product (but in each case of (x) and/or (y), solely to the extent such payments to Ablynx do not exceed the fair market value of the securities purchased or the services rendered, as applicable), and in all cases, the consideration received from such Third Party shall be reduced by taxes directly applicable to such payments received by Ablynx and by reasonable out-of-pocket fees and expenses paid by Ablynx to its Third Party advisors in order to consummate such partnering transaction) and (II) from and after the first commercial sale (determined according to the same standards set forth in Section 1.33 and the definition of “Net Sales” (Section 1.64), mutatis mutandis) of the applicable product, […***…] percent

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

([…***…]%) of any consideration received by Ablynx (or any of its Affiliates) from such Third Party (e.g., […***…] percent ([…***…]%) of any upfront payments, milestone payments, royalties and other payments, but excluding any amounts paid to Ablynx by such Third Party for (x) Ablynx securities or (y) for Ablynx to perform subsequent research and development services for such product (but in each case of (x) and/or (y), solely to the extent such payments to Ablynx do not exceed the fair market value of the securities purchased or the services rendered, as applicable), and in all cases, the consideration received from such Third Party shall be reduced by taxes directly applicable to such payments received by Ablynx and by reasonable out-of-pocket fees and expenses paid by Ablynx to its Third Party advisors in order to consummate such partnering transaction to the extent not previously deducted pursuant to the foregoing clause (I)), in each case, until the earlier of (i) such time as the Clinical Trial Reimbursement Costs have been repaid in full to Merck and (ii) the effective date of termination of such partnering agreement (and in all cases, Ablynx shall promptly provide a written report of any consideration received from such Third Party); and

(B) to the extent and only during such time that Ablynx (or any of its Affiliates) itself researches, develops and/or commercializes any Program Specific Deliverables and/or Program Specific Results (and/or any compounds or products incorporating or otherwise derived from such Program Specific Deliverables or Program Specific Results), including the Lead Terminated Product or any other terminated Compound or terminated Product, then Ablynx shall pay to Merck immediately upon receipt thereof […***…] percent ([…***…]%) of the proceeds received by Ablynx (or any of its Affiliates) from sales of such product (determined in a manner similar to the determination of First Commercial Sale of a Product hereunder and the definition of “Net Sales” (Section 1.64), mutatis mutandis) until the earlier of (i) such time as the Clinical Trial Reimbursement Costs have been repaid in full to Merck and (ii) such time as such product is no longer being commercialized by or on behalf of Ablynx (or any of its Affiliates); and

(C) in the event of a Change of Control of Ablynx prior to the effective date of termination and the combined entities (i.e., Ablynx (and its Affiliates) together with the Third Party involved in such Change of Control (and its Affiliates)) had annual revenues greater than […***…] US dollars ($[…***…]) (for the twelve (12) months immediately preceding the consummation of such Change of Control or, if not during such twelve (12) month period, then in any subsequent […***…] month period following the Change of Control), then the Clinical Trial

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Reimbursement Costs shall be paid in […***…] installments (regardless of whether the applicable product has been commercialized) with each payment equal to […***…] of the Clinical Trial Reimbursement Costs until such Clinical Trial Reimbursement Costs have been repaid in full to Merck. The first payment shall be made to Merck within […***…] of the effective date of termination if such Change of Control of Ablynx occurred prior to termination (provided, however, that if the […***…] US dollars ($[…***…])[…***…] revenue threshold as set forth above is not met until a later time, then the first payment shall be made to Merck within […***…]after the first time that such annual revenue threshold is met). The […***…]and […***…] payments shall each be made to Merck on the […***…] and […***…] anniversary of the applicable date of the first payment. For clarity, this clause (C) of this Section 8.7.5(g) shall not apply in case of a Change of Control of Ablynx after the effective date of termination.

(h)	Manufacture of Compound in Lead Terminated Product by CMO. Upon the written request of Ablynx (which request must be made within […***…] after delivery of the applicable termination notice), […***…].

(i)	Manufacture of Compound in Lead Terminated Product by Merck. Upon the written request of Ablynx (which request must be made within […***…] after delivery of the applicable termination notice), if Merck (or its Affiliate) […***…]:

(A) […***…].

(B) […***…].

(C) Merck shall use Commercially Reasonable Efforts to make available personnel, as reasonably requested by Ablynx during U.S. business hours, to provide reasonable technical assistance to Ablynx with respect to Ablynx’s receipt and adoption of the information set forth in the foregoing clause (B) for a period of […***…] following the effective date of termination. Such technical assistance shall consist solely of telephone and electronic mail support and shall be provided at Merck’s expense.

(j)	Transfer of […***…] Documentation. Upon the written request of Ablynx (which request must be made within […***…] after delivery of the applicable termination notice), […***…]. Any Merck Know-How contained in the foregoing regulatory filings and regulatory approvals shall be subject to the license grants set forth in Section 8.7.5(c). […***…].

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(k)	Ablynx Indemnity. Except as provided for in the last sentence of this clause (k), Ablynx agrees to indemnify, hold harmless and defend Merck, its Affiliates and their respective officers, directors, agents, employees, successors and assigns against any and all losses, costs, expenses, fees or damages arising out of or relating to (i) any such Program Specific Deliverables and/or Program Specific Results, including the research, making, use, development, sale or import of any compounds or products incorporating or otherwise derived from such Program Specific Deliverables or Program Specific Results, (ii) the exercise of any of the licenses referred to in this Section 8.7.5, (iii) lead terminated Compound or Product, including the research, development or commercialization of any such terminated lead Compound or Product and/or (iv) the use of any other materials, inventory and/or information transferred to Ablynx (including as set forth in Sections 8.7.5(d), 8.7.5(e) and/or 8.7.5(j)). It is understood and agreed that the indemnity granted by Ablynx in this Section 8.7.5(k) shall not apply to any losses, costs, expenses, fees or damages to the extent arising out of or relating to any activities of Merck and its Affiliates after termination of this Agreement in connection with the licenses granted to Merck in Section 3.1.4 .

(l)	Exceptions. Notwithstanding the foregoing, (I) the provisions of Sections 8.7.5(a) through 8.7.5(k) shall not apply (x) in the event of a Safety Termination, or (y) in the event of any termination at any time after a Competitive Change of Control involving Ablynx or any of its Affiliates, and (II) the provisions of Sections 8.7.5(d), 8.7.5(e), 8.7.5(h), 8.7.5(i) and 8.7.5(j) shall not apply if any […***…] has been used by or on behalf of Merck (or any of its Affiliates) in connection with any Research Program or any Program Nanobody, Compound or Product hereunder (and for clarity, in the case of this clause (II), the provisions of Sections 8.7.5(a), 8.7.5(b), 8.7.5(c), 8.7.5(f), 8.7.5(g), and 8.7.5(k) shall apply). For clarity, in no event shall Merck be required to assign to Ablynx any right, title or interest in or to (1) any Merck Background Know-How (or Merck Background Know-How Improvements) or any Merck Background Patent Rights (or any Patent Rights covering or claiming Merck Background Know-How Improvements), or (2) any Know-How, Patent Rights or other intellectual property or any materials (including expression vectors, host strains or production strains) or any INDs, NDAs or regulatory approvals (or materials in connection therewith) or any inventory, in each case under this clause (2), related to any […***…] or any Merck Proprietary Molecule or any Delivery System. In addition, Merck shall not be required to license any Know-How, Patent Rights (other than those Program Specific Patent Rights licensed to Ablynx under Section 8.7.5(b)) or other intellectual property related to any Merck Proprietary Molecule or any […***…] or any Delivery System, and all such Know-How, Patent Rights and other intellectual property rights shall be excluded from any licenses to Ablynx (or any Third Party contract manufacturer, as applicable) hereunder.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.7.6	Subject to Section 8.7.9, Merck shall use Commercially Reasonable Efforts to perform its obligations under the foregoing provisions of Sections 8.7.3, 8.7.4 and 8.7.5, as applicable. In the event that Ablynx reasonably determines that Merck has materially breached the foregoing obligations during the […***…] period following the effective date of termination of the Agreement, Ablynx shall have the right to provide Merck with written notice of such material breach and Merck shall have a period of […***…] after receipt of such notice to cure such alleged material breach; provided, however, in the event of a good faith dispute with respect to the existence of such material breach, the […***…] cure period shall be tolled until such time as the dispute is resolved pursuant to Section 10.6. Notwithstanding the foregoing provisions of Sections 8.7.3, 8.7.4 and 8.7.5, any good faith, inadvertent failure by Merck to provide any items referenced in such Sections to Ablynx shall not be a breach of Merck’s obligations under such Sections (provided that in such case, Merck shall use reasonable good faith efforts to provide such items in order to cure such failure in accordance with the provisions of Sections 8.7.3, 8.7.4 or 8.7.5, as applicable, as soon as reasonably practicable after receipt of written notice from Ablynx). All of the foregoing items provided by Merck (or its Affiliates, as applicable) pursuant to Sections 8.7.3, 8.7.4 and 8.7.5 (x) shall be provided on a one-time basis and on an “as-is” basis (without any representations or warranties), except in the case of gross negligence or willful misconduct of Merck in the performance of its obligations under Sections 8.7.4(c), 8.7.5(d) or 8.7.5(j), and (y) shall only be provided as they exist as of the effective date of termination. For clarity, neither Merck nor its Affiliates shall be obligated to undertake any additional activities except as expressly provided in this ARTICLE 8 after the effective date of termination. In addition, Ablynx shall provide reasonable assistance to Merck in connection with the transfer and delivery of the foregoing items. Notwithstanding anything to the contrary in this Section 8.7, Ablynx shall only have the right to exercise its rights under Section 8.7.3, 8.7.4 and 8.7.5 one-time (i.e., (i) if this Agreement is terminated in part and Ablynx exercises its rights under Section 8.7.3, 8.7.4 or 8.7.5, as applicable, then Ablynx may not exercise such rights for any future termination and (ii) if Ablynx exercises its rights under any of Section 8.7.3, 8.7.4 or 8.7.5, as applicable, then it shall not have the right to thereafter exercise its rights under any of the other of such Sections).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.7.7	Subject to Section 8.7.8, notwithstanding the foregoing, the applicable licenses set forth in Section 3.1 shall survive for a period of […***…] following the termination of this Agreement (in whole or in part, as applicable) in order for Merck and its Affiliates, sublicensees and distributors, at their discretion, during such […***…] period immediately following the effective date of termination, to finish any Product related manufacturing work-in-progress and to sell any such Products and any other Products or Compound remaining in inventory, in accordance with the terms of this Agreement, in each case, utilizing such licenses.

8.7.8	In the event that there are any ongoing Clinical Trials being conducted by or on behalf of Merck with respect to a given terminated Product, at the determination of Merck (in its discretion), Merck shall have the right to either wind-down such Clinical Trial or transfer such Clinical Trial (where Merck is allowed to do so under Applicable Laws) to Ablynx.

8.7.9	Notwithstanding the remaining provisions of this Section 8.7, in the event of a termination of this Agreement with regard to a […***…] Target Nanobody, PD1 Research Program, or […***…] Target Combination, the following provisions shall apply:

(a) In the event of such a termination of the Agreement during the Research Program Term, Ablynx shall not be entitled to practice Program Patent Rights, use Program Know-How or use Program Specific Results related to any […***…] Nanobodies or […***…] Target Combinations until the later of (i) the expiration of the Research Program Term or (ii) termination of the Agreement with respect to all […***…] target Nanobodies and all […***…] Target Combinations.

(b)	In the event of a termination of the Agreement (i) after the expiration of the Research Program Term or (ii) after expiration of the Research Program Term following partial termination pursuant to Section 8.7.9(a), Ablynx shall be entitled to practice Program Specific Patent Rights related to […***…], and to use Program Know-How and Program Specific Results related to […***…] that were generated by Ablynx, but shall not be entitled to receive or use Program Know-How generated by Merck with the exception of Program Specific Results related to […***…] (which Ablynx shall be entitled to receive and use for any purpose) Further, following any complete termination of this Agreement or partial termination with regard to a […***…] Target Nanobody, PD1 Research Program, or […***…] Target Combination, and notwithstanding any provision of this Agreement to the contrary, under no circumstances shall Ablynx be entitled to use or practice Merck Background Patent Rights or Merck Background Know-How relating to […***…].

(c)	For clarity (i) the following provisions of Section 8.7 shall apply to a termination that is subject to this Section 8.7.9: Section 8.7.1, Section 8.7.2, each of Sections 8.7.3(c), (d) and (e) (regardless of the stage of development of a Compound or Product), Section 8.7.7 and Section 8.7.8; and (ii) the following provisions of Section 8.7 shall not apply to a termination that is subject to this Section 8.7.9: Section 8.7.3(a) and (b), and Sections 8.7.4, 8.7.5, and 8.7.6.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.8	Consequences of Termination for Insolvency.

8.8.1	Termination by Merck. In the event that this Agreement is terminated by Merck under Section 8.5.2 then in addition to the provisions of Section 8.6 (which shall apply) this Section 8.8.1 shall also apply. In the event that this Agreement is terminated due to the rejection of this Agreement by or on behalf of Ablynx due to an Insolvency Event (or other termination event under Section 8.5.2 by Merck), all licenses and rights to licenses granted under or pursuant to this Agreement by Ablynx to Merck are and shall otherwise be deemed to be licenses of rights to “intellectual property”. The Parties agree that Merck, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under any applicable insolvency statute, and that upon commencement of an Insolvency Event (or other termination event under Section 8.5.2) by or against Ablynx, Merck shall be entitled to a complete duplicate of or complete access to (as Merck deems appropriate), any such intellectual property and all embodiments of such intellectual property. Such intellectual property and all embodiments thereof shall be promptly delivered to Merck (i) upon any such commencement of a bankruptcy proceeding upon written request therefore by Merck, unless Ablynx elects to continue to perform all of its obligations under this Agreement or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of Ablynx, then upon written request therefore. The provisions of this Section 8.8.1 shall be (1) without prejudice to any rights Merck may have arising under any applicable insolvency statute or other applicable law and (2) effective only to the extent permitted by applicable law.

8.8.2	Termination by Ablynx. In the event that this Agreement is terminated by Ablynx under Section 8.5.2 then the provisions of Section 8.7 shall apply. The provisions of this Section 8.8.2 shall be (1) without prejudice to any rights Ablynx may have arising under any applicable insolvency statute or other applicable law and (2) effective only to the extent permitted by applicable law.

8.9	Other consequences of termination. Expiration or termination of this Agreement (in whole or in part) shall not relieve the Parties of any obligation accruing prior to such expiration or termination. Each Party shall pay all amounts then due and owing as of the expiration or termination date (and Ablynx shall reimburse Merck for any uncredited fees paid by Merck under the Research Program). Any expiration or termination of this Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement prior to expiration or termination.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.10	Survival. The provisions of ARTICLE 4 shall survive the expiration or termination of this Agreement (in whole or in part) and shall continue in effect for […***…] years. In addition, the provisions of Articles 1 (as necessary for the interpretation of other surviving provisions) and 10, and Sections 2.8.1, 2.8.2, 2.8.4, 2.10 (but solely with respect to the last sentence thereof), 2.13.2 (but solely with respect to the last sentence thereof), 2.14.5, 3.1.4, 3.3, 5.3.2, 5.8, 5.12, 6.4, 7.1, 7.2.6, 8.1, 8.4, 8.6, 8.7, 8.8, 8.9, 9.1 through 9.4, and this Section 8.10 shall survive any expiration or termination of this Agreement, as well as those rights and/or obligations that by their intent or meaning have validity beyond the expiration or termination of this Agreement (in whole or in part).

ARTICLE 9

INDEMNIFICATION; LIMITATION ON LIABILITY.

9.1	Indemnification by Merck. Merck hereby agrees to indemnify, hold harmless and defend Ablynx, its Affiliates and their respective officers, directors, agents, employees, successors and assigns (collectively, the “Ablynx Indemnified Parties”) against any and all losses, costs, expenses, fees or damages arising out of or relating to claims, allegations, suits, actions or proceedings asserted by any Third Party (“Third Party Claims”), whether governmental or private, arising out of or relating to (i) the breach of any of Merck’s covenants, representations or warranties under this Agreement, or (ii) the gross negligence or willful misconduct by Merck, its Affiliates or their respective officers, directors, agents or employees, in performing any obligations under this Agreement; provided, however, that Merck shall not be required to indemnify, hold harmless or defend any Ablynx Indemnified Party against any claim to the extent that Ablynx has an obligation to indemnify the Merck Indemnified Parties under Sections 9.2(i) or (ii).

9.2	Indemnification by Ablynx. Ablynx agrees to indemnify, hold harmless and defend Merck, its Affiliates and their respective officers, directors, agents, employees, successors and assigns (collectively, the “Merck Indemnified Parties”) against any and all losses, costs, expenses, fees or damages arising out of or relating to any Third Party Claims, whether governmental or private, arising out of or relating to (i) the breach of any of Ablynx’s covenants, representations or warranties under this Agreement, or (ii) the gross negligence or willful misconduct by Ablynx, its Affiliates or their respective officers, directors, agents or employees, in performing any obligations under this Agreement; provided, however, that Ablynx shall not be required to indemnify, hold harmless or defend any Merck Indemnified Party against any claim to the extent that Merck has an obligation to indemnify the Ablynx Indemnified Parties under Sections 9.1(i) or (ii).

9.3

Procedure. If either Party is seeking indemnification under Section 9.1 or 9.2 (the “Indemnified Party”), it shall inform the other Party (the “Indemnifying Party”) of the claim giving rise to the obligation to indemnify pursuant to such Section as soon as reasonably practicable after receiving notice of the claim (provided, however, any delay or failure to provide such notice shall not constitute a waiver or release of, or otherwise limit, the Indemnified Party’s rights to indemnification under, as applicable, Section 9.1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

or 9.2, except to the extent that such delay or failure materially prejudices the Indemnifying Party’s ability to defend against the relevant claims). The Indemnifying Party shall have the right to assume the defense of any such claim for which it is obligated to indemnify the Indemnified Party. The Indemnified Party shall cooperate with the Indemnifying Party and the Indemnifying Party’s insurer as the Indemnifying Party may reasonably request, and at the Indemnifying Party’s cost and expense. The Indemnified Party shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any claim or suit that has been assumed by the Indemnifying Party. The Indemnifying Party shall not settle any claim without the prior written consent of the Indemnified Party, not to be unreasonably withheld. The Indemnified Party shall not settle or compromise any such claim without the prior written consent of the Indemnifying Party, which it may provide in its sole discretion. If the Parties cannot agree as to the application of Section 9.1 or 9.2 to any claim, pending resolution of the dispute pursuant to Section 10.6, the Parties may conduct separate defenses of such claims, with each Party retaining the right to claim indemnification from the other Party in accordance with Section 9.1 or 9.2 upon resolution of the underlying claim.

9.4	Limitation of Liability. NEITHER PARTY (NOR THEIR RESPECTIVE AFFILIATES) SHALL BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES (INCLUDING LOST PROFITS OR LOST REVENUES), WHETHER IN CONTRACT, WARRANTY, NEGLIGENCE, TORT, STRICT LIABILITY OR OTHERWISE, ARISING OUT OF ANY BREACH OR FAILURE TO PERFORM ANY PROVISION(S) OF THIS AGREEMENT OR OTHERWISE RELATING TO THIS AGREEMENT (IN EACH CASE REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES), EXCEPT TO THE EXTENT ANY SUCH DAMAGES ARE REQUIRED TO BE PAID TO A THIRD PARTY (OTHER THAN A RELATED PARTY) AS PART OF A THIRD PARTY CLAIM FOR WHICH A PARTY PROVIDES INDEMNIFICATION UNDER SECTION 9.1 OR 9.2.

9.5	Insurance. Each Party shall procure and maintain insurance, including product liability insurance (or self-insure), adequate to cover its obligations hereunder and which is consistent with normal business practices of prudent companies similarly situated at all times. It is understood that such insurance shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations or otherwise. Each Party shall provide the other Party with written evidence of such insurance upon request. Each Party shall provide the other Party with written notice at least […***…] prior to the cancellation, non renewal or material change in such insurance or self insurance which materially adversely affects the rights of the other Party hereunder.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ARTICLE 10

MISCELLANEOUS.

10.1	Force Majeure. Neither Party shall be held liable to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performing any obligation under this Agreement to the extent such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, potentially including, embargoes, war, acts of war (whether war be declared or not), acts of terrorism, insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire, floods, or other acts of God, or acts, omissions or delays in acting by any governmental authority or the other Party. The affected Party shall notify the other Party of such force majeure circumstances as soon as reasonably practical, and shall promptly undertake all reasonable efforts necessary to cure such force majeure circumstances.

10.2	Assignment/Change of Control. Except as provided in this Section 10.2, this Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the consent of the other Party. […***…].

10.3	Severability. If any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affects the substantive rights of the Parties. The Parties shall in such an instance use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this Agreement.

10.4	Notices. All notices which are required or permitted hereunder shall be in writing and sufficient if sent by facsimile and promptly confirmed by express delivery via a nationally recognized courier, addressed as follows:

if to Ablynx, to:	Ablynx N.V.
Technologiepark 21,
B 9052 Ghent-Zwijnaarde, Belgium
Attn.: Chief Executive Officer
Facsimile No.: [... ***... ]

if to Merck, to:	Merck Sharp & Dohme Corp.
126 East Lincoln Avenue
Mail Code RY70-202
Rahway, NJ 07065, USA
Attn: Vice President, Business Development, Transactions
Facsimile No.: [... ***... ]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

and	Merck Sharp & Dohme Corp.
One Merck Drive
P.O. Box 100, WS 2A-50
Whitehouse Station, NJ 08889-0100, USA
Attn: Office of Secretary
Facsimile No.: [... ***...]

or to such other address(es) as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such notice shall be deemed to have been given on the second business day after dispatch by express delivery through a nationally-recognized courier.

10.5	Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the patent laws of the United States without reference to any rules of conflict of laws or renvoi.

10.6	Dispute Resolution.

10.6.1	The Parties shall negotiate in good faith and use reasonable efforts to settle any dispute, controversy or claim arising from or related to this Agreement or the breach thereof. If the Parties do not fully settle, and a Party wishes to pursue the matter, each such dispute, controversy or claim that is not an “Excluded Claim” shall be finally resolved by binding arbitration in accordance with the rules of the American Arbitration Association (“AAA”), and judgment on the arbitration award may be entered in any court having jurisdiction thereof.

10.6.2	The arbitration shall be conducted by a panel of three persons experienced in the pharmaceutical business, and within […***…] after initiation of arbitration, each Party shall select one person to act as arbitrator and the two Party-selected arbitrators shall select a third arbitrator within […***…] of their appointment. If the arbitrators selected by the Parties are unable or fail to agree upon the third arbitrator, the third arbitrator shall be appointed by the AAA. The place of arbitration shall be New York, New York, and all proceedings and communications shall be in English.

10.6.3	Either Party may apply to the arbitrators for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Either Party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of that Party pending the arbitration award. The arbitrators shall have no authority to award punitive or any other type of damages not measured by a Party’s compensatory damages. Each Party shall bear its own costs and expenses and attorneys’ fees and an equal share of the arbitrators’ fees and any administrative fees of arbitration.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.6.4	Except to the extent necessary to confirm an award or as may be required by Applicable Law or as provided in Section 4.5.1, neither a Party nor an arbitrator may disclose the existence, content, or results of an arbitration without the prior written consent of both Parties. In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable New York statute of limitations.

10.6.5	The Parties agree that, in the event of a good faith dispute over the nature or quality of performance under this Agreement, neither Party may terminate this Agreement until final resolution of the dispute through arbitration or other judicial determination. The Parties further agree that any payments made pursuant to this Agreement pending resolution of the dispute shall be refunded if an arbitrator or court determines that such payments are not due.

10.6.6	The Parties are authorized to disclose Confidential Information to their respective counsel and the arbitrators set forth in Section 10.6.2 for purposes of an arbitration proceeding under this Section 10.6.

10.6.7	As used in this Section, the term “Excluded Claim” means a dispute, controversy or claim that concerns (a) the validity or infringement of a patent, trademark or copyright; or (b) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory.

10.7	Entire Agreement; Amendments. This Agreement together with the Schedules hereto contains the entire understanding of the Parties with respect to the subject matter hereof, including the Research Program and the licenses granted hereunder. Any other express or implied agreements and understandings, negotiations, writings and commitments, either oral or written, with regard to the subject matter hereof, including the Research Program and/or the licenses granted hereunder, are superseded by the terms of this Agreement. The Schedules to this Agreement are incorporated herein by reference and shall be deemed a part of this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by authorized representatives of both Parties hereto.

10.8	Headings. The captions to the several Articles, Sections and subsections hereof are not a part of this Agreement, but are merely for convenience to assist in locating and reading the several Articles and Sections hereof.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.9	Independent Contractors. It is expressly agreed that Ablynx and Merck shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture or agency. Neither Ablynx nor Merck shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior written consent of the other Party.

10.10	Waiver. The waiver by either Party hereto of any right hereunder, or of any failure of the other Party to perform, or of any breach by the other Party, shall not be deemed a waiver of any other right hereunder or of any other breach by or failure of such other Party whether of a similar nature or otherwise.

10.11	Cumulative Remedies. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

10.12	Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply.

10.13	Certain Conventions. Any reference in this Agreement to an Article, Section, subsection, paragraph, clause, or Schedule or Exhibit shall be deemed to be a reference to an Article, Section, subsection, paragraph, clause, or Schedule or Exhibit, of or to, as the case may be, this Agreement, unless otherwise indicated. Unless the context of this Agreement otherwise requires, (a) words of any gender include each other gender, (b) words such as “herein”, “hereof”, and “hereunder” refer to this Agreement as a whole and not merely to the particular provision in which such words appear, (c) words using the singular shall include the plural, and vice versa, (d) whenever any provision of this Agreement uses the term “including” (or “includes” or words of similar import), such term shall not be limiting and such term shall be deemed to mean “including without limitation” (or “includes without limitation”), (e) the word “or” shall not be construed as exclusive, and (f) references to any Articles or Sections include Sections and subsections that are part of the reference Article or section (e.g., a section numbered “Section 2.2.1” would be part of “Section 2.2.”, and references to “Article 2” or “Section 2.2.” would refer to material contained in the subsection described as “Section 2.2.2”).

10.14	Business Day Requirements. In the event that any notice or other action or omission is required to be taken by a Party under this Agreement on a day that is not a business day then such notice or other action or omission shall be deemed to be required to be taken on the next occurring business day.

10.15	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In addition, this Agreement may be executed by facsimile or .pdf and such facsimile or .pdf signature shall be deemed to be an original, provided signature of such facsimile or PDF is followed up by signature and exchange of full execution copies as soon as practicable thereafter.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.16	Further Actions. Each Party will execute, acknowledge and deliver such further instruments, and to do all such other ministerial, administrative or similar acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

10.17	No Third Party Rights. The provisions of this Agreement are for the exclusive benefit of the Parties, and no other person or entity shall have any right or claim against any Party by reason of these provisions or be entitled to enforce any of these provisions against any Party.

10.18	Expenses. Except as otherwise specifically provided in this Agreement, each Party (and its Affiliates) shall bear its own costs and expenses in connection with entering into this Agreement and the consummation of the transactions and performance of its obligations contemplated hereby.

10.19	Extension to Affiliates. Merck shall have the right to extend the rights, licenses, immunities and obligations granted in this Agreement to one or more of its Affiliates. All applicable terms and provisions of this Agreement shall apply to any such Affiliate to which this Agreement has been extended to the same extent as such terms and provisions apply to Merck. Merck shall remain fully liable for any acts or omissions of such Affiliates.

[Signature Page Follows]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Parties have executed this Research Collaboration and Exclusive License Agreement as of the date first set forth above.

MERCK SHARP & DOHME CORP.

By:	/s/ [... ***... ]
[... ***... ]

ABLYNX N.V.

By:	/s/ Edwin Moses
Dr. Edwin Moses
Chief Executive Officer

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 1.3

Ablynx Background Patent Rights

Ablynx target Patents

Based on […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Ablynx Nanobody Patents

Based on […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Based on […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Based on […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Based on […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Schedule.1.3 – ii

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Based on […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Based on […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Schedule.1.3 – ii

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Based on […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Based on […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Schedule.1.3 – ii

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Based on […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Schedule.1.3 – ii

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Based on […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Based on […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Based on […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Schedule.1.3 – ii

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Based on […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Based on […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Based on WO […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Based on WO […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Schedule.1.3 – ii

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Based on […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Based on WO […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Schedule.1.3 – ii

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Based on WO […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Based on […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Schedule.1.3 – ii

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Based on […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Based on […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]

Based on […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Based on […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Schedule.1.3 – ii

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Based on […***…]

Our Ref	Country	Application Number	Application Date
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Schedule.1.3 – ii

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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Schedule.1.3 – ii

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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Schedule.1.3 – ii

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 1.71

PD1 Target Combinations under Work Plan 2

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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 1.92

Selected Multispecific Target Combinations

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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 1.103 (Work Plan 1)

Except as otherwise excluded under Ablynx Background Know-How (or Ablynx Background Know-How Improvements) or Merck Background Know-How (or Merck Background Know-How Improvements), including Schedule 8.7.3 that lists Merck Background Know-How that will not be provided to Ablynx upon termination of Research Programs, any results generated from the activities set forth in Work Plans 1, 2, and 3 shall constitute Program Specific Results.    Program Specific Deliverables are marked with a (*).

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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 1.104 (Work Plan 2)

Except as otherwise excluded under Ablynx Background Know-How (or Ablynx Background Know-How Improvements) or Merck Background Know-How (or Merck Background Know-How Improvements), including Schedule 8.7.3 that lists Merck Background Know-How that will not be provided to Ablynx upon termination of Research Programs, any results generated from the activities set forth in Work Plans 1, 2, and 3 shall constitute Program Specific Results. Program Specific Deliverables are marked with a (*).

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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 1.105 (Work Plan 3)

Except as otherwise excluded under Ablynx Background Know-How (or Ablynx Background Know-How Improvements) or Merck Background Know-How (or Merck Background Know-How Improvements), including Schedule 8.7.3 that lists Merck Background Know-How that will not be provided to Ablynx upon termination of Research Programs, any results generated from the activities set forth in Work Plans 1, 2, and 3 shall constitute Program Specific Results.    Program Specific Deliverables are marked with a (*).

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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 2.7.1

Certain Ablynx Background Know-How

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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 2.7.2

CMC Package

The CMC package shall include, without limitation, the following:

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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 4.5

ABLYNX ANNOUNCES WORLDWIDE CANCER IMMUNOTHERAPY DISCOVERY

COLLABORATION AND LICENSING AGREEMENT WITH MERCK

Utilising the Nanobody® technology to generate multi-specific drugs

GHENT, Belgium, February 3, 2014 –Ablynx [Euronext Brussels: ABLX], today announced that the company has entered into a second research collaboration and licensing agreement with a subsidiary of Merck & Co., known outside the US and Canada as MSD.

This new exclusive collaboration and licensing agreement is focused on the discovery and development of several predefined Nanobody candidates (including bi- and tri-specifics) directed toward so called “immune checkpoint modulators”, proteins believed to provide potential targets for the development of cancer immunotherapies, a rapidly emerging approach to the treatment of a wide range of cancer types.

Under the terms of the agreement, Ablynx will receive an upfront payment of €20 million and up to €10.7 million in research funding during the initial three year research term of the collaboration. In addition, Ablynx is eligible to receive development, regulatory and commercial milestone payments on achieved sales thresholds for multiple products with ultimate potential to accrue as much as €1.7 billion plus tiered royalties. Merck will be responsible for the development, manufacturing and commercialisation of any products resulting from the collaboration.

Dr Edwin Moses, CEO of Ablynx, commented: “We are pleased to have expanded our relationship with Merck beyond the collaboration we signed in 2012. It demonstrates the potential of our Nanobody platform and how it can be used to discover and develop therapeutics in important areas of unmet medical need. The collaboration will benefit from the world-class resources and expertise that Merck has in the immuno-oncology field and we look forward to a fruitful and successful partnership in the development of these new therapeutic candidates.”

“The collaboration positions Merck to expand our early oncology pipeline by developing innovative candidates based on Ablynx’s Nanobody technology,” said Dr Roger M. Perlmutter, President of Merck Research Laboratories. “This second agreement builds beyond our ongoing collaboration in neuroscience and is consistent with Merck’s focus on developing important candidates for the treatment of cancer.”

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

About Immuno-oncology

Immuno-oncology is a new area of medicine that aims to develop immunotherapies that enhance the host immune response against cancer cells. Although the number of immunotherapeutics on the market is still low, the commercial potential and clinical impact for this drug class is considerable. Among the most promising approaches to activating therapeutic anti-tumour immunity is the modulation of immune checkpoints. Immune checkpoints refer to a plethora of pathways hardwired into the immune system that are crucial for modulating the duration and extent of physiological immune responses. Under normal settings these checkpoints modulate the immune response to prevent undue damage. It is now clear that tumours co-opt several different immune-checkpoint pathways as a major mechanism to subvert anti-tumour immune responses. Since many of the immune checkpoints are initiated by ligand–receptor interactions, they should be well-suited to targeting by biologics, especially multi-targeting agents such as Nanobodies.

About Ablynx

Ablynx is a biopharmaceutical company engaged in the discovery and development of Nanobodies®, a novel class of therapeutic proteins based on single-domain antibody fragments, for a range of serious human diseases, including inflammation, haematology, oncology and pulmonary disease. Today, the Company has approximately 30 programmes in the pipeline and seven Nanobodies in clinical development. Ablynx has on-going research collaborations and significant partnerships with major pharmaceutical companies including AbbVie, Boehringer Ingelheim, Eddingpharm, Merck & Co, Merck Serono and Novartis. The Company is headquartered in Ghent, Belgium.

More information can be found on www.ablynx.com.

For more information, please contact:

Ablynx:

Dr Edwin Moses CEO t: +32 (0)9 262 00 07 m: +44 (0)7771 954 193 / +32 (0)473 39 50 68 e: edwin.moses@ablynx.com	Marieke Vermeersch Associate Director Investor Relations t: +32 (0)9 262 00 82 m: +32 (0)479 49 06 03 e: marieke.vermeersch@ablynx.com @AblynxABLX

Ablynx media relations Consilium Strategic Communications:

Mary-Jane Elliott, Amber Bielecka, Lindsey Neville

t: +44 207 920 2345

e: ablynx@consilium-comms.com

Forward-looking statements

Certain statements, beliefs and opinions in this press release are forward-looking, which reflect the Company or, as appropriate, the Company directors’ current expectations and projections about future events. By their nature, forward-looking statements involve a number of risks, uncertainties and assumptions that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. These risks, uncertainties and assumptions could adversely affect the

Schedule.4.5 – iii

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

outcome and financial effects of the plans and events described herein. A multitude of factors including, but not limited to, changes in demand, competition and technology, can cause actual events, performance or results to differ significantly from any anticipated development. Forward looking statements contained in this press release regarding past trends or activities should not be taken as a representation that such trends or activities will continue in the future. As a result, the Company expressly disclaims any obligation or undertaking to release any update or revisions to any forward-looking statements in this press release as a result of any change in expectations or any change in events, conditions, assumptions or circumstances on which these forward-looking statements are based. Neither the Company nor its advisers or representatives nor any of its parent or subsidiary undertakings or any such person’s officers or employees guarantees that the assumptions underlying such forward-looking statements are free from errors nor does either accept any responsibility for the future accuracy of the forward-looking statements contained in this press release or the actual occurrence of the forecasted developments. You should not place undue reliance on forward-looking statements, which speak only as of the date of this press release.

Schedule.4.5 – iii

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 5.9

Ablynx Bank Account / Wiring Instructions

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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 8.7.3

Certain Merck Background Know-How

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